PRINCIPAL FINANCIAL GROUP, INC.
                           Des Moines, Iowa 50392-2080
                                 April 18, 2005
Dear Contract Owner:

         The Board of Directors of Principal Variable Contracts Fund, Inc. (the "Fund") has called a special meeting of the shareholders of all the separate series or accounts of the Fund (the "Accounts") for May 26, 2005. The purpose of the meeting is to elect the Board of Directors of the Fund and to consider a number of other matters, some of which relate to all the Accounts and some of which relate only to certain Accounts.
         The matters which relate to all the Accounts include proposals to reclassify the stated investment objective of each Account from a "fundamental" investment policy, which may not be changed without shareholder approval, to a "non-fundamental" investment policy which may be changed by the Board without shareholder approval, to provide for updated fundamental investment policies that will apply uniformly to all Accounts and to amend the Articles of Incorporation of the Fund to permit the Board, without shareholder approval, to designate a class of shares of an Account as a separate Account and to approve combinations of Accounts under certain limited circumstances. These proposals are intended to enhance the flexibility of the Board to respond quickly to changing economic and market conditions and to new investment management opportunities.
         The matters which relate only to certain Accounts include approving agreements appointing a new sub-advisor or sub-sub-advisors for an Account and authorizing an Account to adopt "manager-of-managers" arrangements whereby the Account's investment manager may select and contract with sub-advisors for the Account after approval by the Board of Directors but without obtaining shareholder approval.
         The contributions to your variable life policy or variable annuity contract are allocated to divisions of separate accounts of Principal Life Insurance Company ("Principal Life"), some of which then invest in shares of Accounts of the Fund. Although Principal Life is the only shareholder of the Fund, and owns shares of the Fund for both its general and its separate accounts, you have the right to instruct Principal Life how to vote the shares of the Accounts that represent your contract value. Principal Life will vote, in accordance with your instructions, the number of Account shares that represents that portion of your contract value invested in each of the Accounts as of March 31, 2005, the record date for Fund shareholders meeting.
         Enclosed you will find the Fund's Notice of Special Meeting of Shareholders, a Proxy Statement explaining the matters to be voted on at the meeting and a Voting Instructions Form for the shares of each Account in which your contract value was invested as of the record date. Please read the Proxy Statement carefully. In order for your shares to be voted at the meeting based on your instructions, you are urged promptly to complete and mail your Voting Instructions Form(s) in the enclosed postage-paid envelope, allowing sufficient time for their receipt by Principal Life by May 25, 2005.
         If you have questions regarding the meeting, please call our shareholder services department toll-free at 1-800-247-4123.

                                 Sincerely,

                                /s/ J. Barry Griswell

                                 J. Barry Griswell
                                 Chairman, President and Chief Executive Officer

                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                 680 8th Street
                           Des Moines, Iowa 50392-2080
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
   Asset Allocation Account                 Limited Term Bond Account
   Balanced Account                         MidCap Account
   Bond Account                             MidCap Growth Account
   Capital Value Account                    MidCap Value Account
   Equity Growth Account                    Money Market Account
   Equity Income Account                    Principal LifeTime 2010 Account
   Equity Value Account                     Principal LifeTime 2020 Account
   Government Securities Account            Principal LifeTime 2030 Account
   Growth Account                           Principal LifeTime 2040 Account
   International Account                    Principal LifeTime 2050 Account
   International Emerging Markets Account   Principal LifeTime Strategic Income
   International SmallCap Account              Account
   LargeCap Blend Account                   Real Estate Securities Account
   LargeCap Growth Equity Account           SmallCap Account
   LargeCap Stock Index Account             SmallCap Growth Account
   LargeCap Value Account                   SmallCap Value Account


To the Shareholders:
         A meeting of shareholders of each of the Accounts of Principal Variable Contracts Fund, Inc. (the "Fund") will be held at 680 8th Street, Des Moines, Iowa 50392-2080 on May 26, 2005, at 10:00 a.m. Central Daylight Time. The meeting is being held to consider and vote on the following matters as well as any other issues that properly come before the meeting and any adjournments:

     1.   Election of Board of Directors (all Accounts).

     2.   Approval of a Sub-Advisory or Sub-Sub-Advisory Agreement:

          2A. With Columbus Circle Investors as sub-advisor for the Growth Account (applies only to the Growth Account).

          2B. With Principal Global Investors, LLC as sub-advisor for the Money Market Account (applies only to the Money Market Account).

          2C. With Principal Global Investors, LLC as sub-advisor for the Bond Account (applies only to the Bond Account).

          2D. With Spectrum Asset Management, Inc. as a sub-sub-advisor for the Bond Account (applies only to the Bond Account).

          2E. With Post Advisory Group, LLC as a sub-sub-advisor for the Bond Account (applies only to the Bond Account).

          2F.  With Spectrum Asset Management, Inc. as a sub-sub-advisor for the
               Equity  Income  Account   (applies  only  to  the  Equity  Income
               Account).

          2G. With Principal Real Estate Investors, LLC as a sub-sub-advisor for Equity Income Account (applies only to the Equity Income Account).

          2H. With Principal Real Estate Investors, LLC as sub-advisor for the Real Estate Securities Account (applies only to the Real Estate Securities Account).

     3. Approval of reclassifying the investment objective of each Account as a "non-fundamental policy" which may be changed without shareholder approval (all Accounts).

     4. Approval of Amendments to the Fund's Articles of Incorporation to authorize the Board of Directors, without shareholder approval, to:

          4A.  Approve combinations of Accounts (all Accounts);

          4B. Liquidate the assets attributable to an Account or a class of shares and terminate the Account or class of shares (all Accounts); and

          4C. Designate a class of shares of an Account as a separate Account (all Accounts),

all for purposes of facilitating future combinations of Accounts that the Board of Directors determines are in the best interests of the affected shareholders.

     5. Approval of a proposal to permit Principal Management Corporation (the "Manager") to select and contract with sub-advisors for certain Accounts after approval by the Board of Directors but without obtaining shareholder approval (applies only to International Emerging Markets, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050 and Principal LifeTime Strategic Income Accounts).

     6. Approval of changes to the fundamental investment restrictions of the Accounts with respect to:

     6A.  Issuing  senior  securities   (applies  only  to  the  Capital  Value,
          Government Securities and Money Market Accounts);

     6B. Borrowing (applies only to the Asset Allocation, Balanced, Bond, Capital Value, Equity Growth, Equity Income, Equity Value, Government Securities, Growth, International, International Emerging Markets, International SmallCap, LargeCap Blend, LargeCap Growth Equity, LargeCap Stock Index, LargeCap Value, Limited Term Bond, MidCap, MidCap Growth, MidCap Value, Money Market, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, Real Estate Securities, SmallCap, SmallCap Growth and SmallCap Value Accounts);

     6C. Underwriting securities of another issuer (applies only to the Capital Value, Government Securities, Money Market, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income);

     6D. Concentration of investments (applies only to the Asset Allocation, Balanced, Bond, Capital Value, Equity Growth, Equity Income, Government Securities, Growth, International, International SmallCap, Limited Term Bond, MidCap, MidCap Growth, Money Market, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, Real Estate Securities, SmallCap, SmallCap Growth and SmallCap Value Accounts);

     6E. Purchases or sales of real estate (applies only to the Capital Value, Government Securities, Money Market, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050 and Principal LifeTime Strategic Income Accounts);

     6F. Purchases or sales of commodities (applies only to the Asset Allocation, Balanced, Bond, Capital Value, Equity Growth, Equity Income, Government Securities, Growth, International, International SmallCap, Limited Term Bond, MidCap, MidCap Growth, Money Market, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, Real Estate Securities, SmallCap, SmallCap Growth and SmallCap Value Accounts);

     6G. Making of loans (applies only to the Asset Allocation, Balanced, Bond, Capital Value, Equity Growth, Equity Income, Government Securities, Growth, International, International Emerging Markets, International SmallCap, LargeCap Blend, LargeCap Growth Equity, LargeCap Stock Index, LargeCap Value, Limited Term Bond, MidCap, MidCap Growth, MidCap Value, Money Market, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, Real Estate Securities, SmallCap, SmallCap Growth and SmallCap Value Accounts);

     6H. Short sales (applies only to the Government Securities, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050 and Principal LifeTime Strategic Income Accounts);

     6I. Diversification (applies only to the Government Securities, Money Market, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050 and Principal LifeTime Strategic Income Accounts);

     6J. Elimination of unnecessary restrictions (applies only to the Asset Allocation, Balanced, Bond, Capital Value, Equity Growth, Government Securities, Growth, International, Limited Term Bond, MidCap and Money Market Accounts); and

     6K.  Changing   certain   fundamental   restrictions   to   non-fundamental
          restrictions (applies only to the Capital Value, Government Securities and Money Market Accounts).

     The close of business on March 31, 2005 is the record date for the meeting and any adjournments. Shareholders as of that date are entitled to notice of and to vote at the meeting.

     Your vote is important. No matter how many shares you own, please vote. If you own shares in more than one Account, you need to return all of the proxy ballots. In order for your shares to be voted at the meeting, you are urged promptly to complete and mail your proxy ballot(s), allowing sufficient time for their receipt by the Fund by May 25, 2005.

                                        For the Board of Directors

                                        A.S. Filean
                                        Senior Vice President and Secretary
                                        Dated:  April 18, 2005

                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.


                      -------------------------------------


                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 26, 2005

                      -------------------------------------




                                 April 18, 2005

                                TABLE OF CONTENTS
                                                                            Page
Introduction  ..............................................................10
Summary of Proposals     ...................................................11
Voting Information  ........................................................15
Proposal 1    Election of Board of Directors............................... 17
Proposal 2    Approval of a Sub-Advisory or Sub-Sub-Advisory Agreement:
     2A       o With Columbus Circle Investors as sub-advisor for the
                Growth Account..............................................28
     2B       o With Principal Global Investors, LLC as sub-advisor for the
                Money Market Account...........................32
   2C, 2D     o With Principal Global Investors, LLC as sub-advisor, and
   and 2E       each of Spectrum Asset Management, Inc. and Post Advisory
                Group, LLC as a sub-sub-advisor, for the Bond Account     ..36
  2F and 2G   o With each of Spectrum Asset Management, Inc. and
                Principal Real Estate Investors, LLC as a sub-sub-advisor
                for the Equity Income Account...............................44
     2H       o With Principal Real Estate Investors, LLC as sub-advisor for the Real Estate Securities Account......................50
Proposal 3    Approval of reclassifying the investment objective of each
              Account as a "non-fundamental policy" which may be
              changed without shareholder approval.............54
Proposal 4    Approval of Amendments to the Fund's Articles of
              Incorporation to authorize the Board of Directors, without shareholder approval, to:
      4A      o Approve combinations of Accounts............................55
      4B      o Liquidate the assets attributable to an Account or a
                class of shares and terminate the Account or class
                of shares................................................   57
      4C      o Designate a class of shares of an Account as a separate
                Account.................................................... 59
Proposal 5    Approval of a proposal to permit the Manager to select
              and contract with sub-advisors for certain Accounts after
              approval by the Board of Directors but without obtaining
              shareholder approval..........................................60
Proposal 6    Approval of changes to the fundamental investment restrictions of the Accounts with respect to:
      6A      o Issuing senior securities...................................65
      6B      o Borrowing...................................................67
      6C      o Underwriting securities of another issuer...................70
      6D      o Concentration of investments................................71
      6E      o Purchases or sales of real estate...........................73
      6F      o Purchases or sales of commodities...........................75
      6G      o Making loans................................................76
      6H      o Short sales.................................................77
      6I      o Diversification.............................................78
      6J      o Elimination of unnecessary restrictions.....................79
      6K      o Changing certain fundamental restrictions to
                non-fundamental restrictions................................80
Other Matters  .............................................................81
Appendix A      Outstanding Shares and Share Ownership......................83
Appendix B      Audit and Nominating Committee Charter......................84
Appendix C      Form of Sub-Advisory Agreement..............................88
Appendix D      Form of Sub-Sub-Advisory Agreement..........................95
Appendix E      Additional Information About the Manager,
                Principal Global and the Proposed New Sub-Advisors
                and Sub-Sub-Advisors........................................98
Appendix F      Stated Investment Objectives of the Accounts...............105
Appendix G      Proposed Fundamental Investment Restrictions of the
                Accounts...................................................107
                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                 680 8th Street
                           Des Moines, Iowa 50392-2080
                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 26, 2005
                                  INTRODUCTION
         Principal Variable Contracts Fund, Inc. (the "Fund" or "we") will hold a special shareholders meeting (the "Meeting") on May 26, 2005, at 10:00 a.m. Central Daylight Time, at 680 8th Street, Des Moines, Iowa 50392-2080. This Proxy Statement is first being sent to shareholders on or around April 18, 2005.
         The Fund is a Maryland corporation and an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is a "series" mutual fund and currently offers the following 31 separate funds or accounts (the "Accounts"):
Asset Allocation Account                Limited Term Bond Account
Balanced Account                        MidCap Account
Bond Account                            MidCap Growth Account
Capital Value Account                   MidCap Value Account
Equity Growth Account                   Money Market Account
Equity Income Account                   Principal LifeTime 2010  Account
Equity Value Account                    Principal LifeTime 2020 Account
Government Securities Account           Principal LifeTime 2030 Account
Growth Account                          Principal LifeTime 2040 Account
International Account                   Principal LifeTime 2050 Account
International Emerging Markets Account  Principal LifeTime Strategic Income
                                          Account
International SmallCap Account          Real Estate Securities Account
LargeCap Blend Account                  SmallCap Account
LargeCap Growth  Equity Account         SmallCap Growth Account
LargeCap Stock Index Account            SmallCap Value Account
LargeCap Value Account

         The sponsor of the Fund is Principal Life Insurance Company ("Principal Life"), the investment advisor is Principal Management Corporation (the "Manager") and the principal underwriter is Princor Financial Services Corporation ("Princor"). Principal Global Investors LLC ("Principal Global") is the sub-advisor for many of the Accounts. Principal Life, an insurance company organized in 1879 under the laws of the state of Iowa, the Manager, Princor and Principal Global are indirect, wholly-owned subsidiaries of Principal Financial Group, Inc. Their address is Principal Financial Group, Des Moines, Iowa 50392-2080.
         The Fund will furnish, without charge, a copy of the Fund's annual report for the fiscal year ended December 31, 2004 to any shareholder or contract owner upon request. To obtain a copy of the annual report, please contact the Fund by calling 1-800-852-4450 (for variable annuity contract owners) or 1-800-247-9988 (for variable life contract owners) or by writing to the Fund at 680 8th Street, Des Moines, Iowa 50392-2080, Attn: Carol Ann Brown.

                              SUMMARY OF PROPOSALS
                                                     The Accounts Whose
Proposal                                                Shareholders
 Number        Proposal                             Will Vote on Proposal
    1    Election of Board of Directors              All Accounts

    2    Approval of a Sub-Advisory or Sub-Sub-
         Advisory Agreement:

         2A. With Columbus Circle Investors Growth Account as sub-advisor for the Growth Account

         2B. With Principal Global Investors, LLC Money Market Account as sub-advisor for the Money Market Account

         2C. With Principal Global Investors, LLC as Bond Account sub-advisor for the Bond Account

         2D. With Spectrum Asset Management, Bond Account Inc. as a sub-sub-advisor for the Bond Account

         2E. With Post Advisory Group, LLC as Bond Account a sub-sub-advisor for the Bond Account

         2F. With Spectrum Asset Management, Equity Income Account Inc. as a sub-sub-advisor for the Equity Income Account

         2G. With Principal Real Estate Investors, Equity Income Account LLC as
          a sub-sub-advisor for Equity Income
         Account

         2H. With Principal Real Estate Investors, Real Estate Securities LLC as sub-advisor for the Real Estate Account Securities Account

    3    Approval of reclassifying the investment    All Accounts
          objective of each Account as a "non-
         fundamental policy" which may be changed without shareholder approval

    4 Approval of Amendments to the Fund's Articles of Incorporation to authorize the Board of Directors, without shareholder approval, to:

         4A. Approve combinations of Accounts; All Accounts

         4B. Liquidate the assets attributable to an All Accounts Account or a class of shares and terminate the Account or class of shares; and

         4C. Designate a class of shares of an All Accounts Account as a separate Account.

    5    Approval of a proposal to permit Principal       International Emerging
         Management Corporation (the "Manager")           Markets, Principal LifeTime
         to select and contract with sub-advisors for     2010, Principal LifeTime
         certain Accounts after approval by the Board     2020, Principal LifeTime
         of Directors but without obtaining shareholder   2030, Principal LifeTime
         approval                                         2040, Principal LifeTime
                                                          2050 and Principal LifeTime
                                                          Strategic Income Accounts

    6    Approval of changes to the fundamental
         investment restrictions of the Accounts
         with respect to:

         6A. Issuing senior securities           Capital Value, Government
                                                 Securities and Money Market
                                                 Accounts

         6B. Borrowing         Asset Allocation, Balanced, Bond, Capital Value, Equity Growth, Equity Income, Equity
                               Value, Government Securities, Growth, International, International Emerging Markets,
                               International SmallCap, LargeCap Blend, LargeCap Growth Equity, LargeCap Stock Index,
                               LargeCap Value, Limited Term Bond, MidCap, MidCap Growth, MidCap Value, Money Market,
                               Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal
                               LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, Real
                               Estate Securities, SmallCap, SmallCap Growth and SmallCap Value Accounts

         6C. Underwriting securities of          Capital Value, Government
             another issuer                      Securities, Money Market,
                                                 Principal LifeTime 2010,
                                                 Principal LifeTime 2020,
                                                 Principal LifeTime 2030,
                                                 Principal LifeTime 2040,
                                                 Principal LifeTime 2050,
                                                 Principal LifeTime Strategic
                                                 Income Accounts

         6D. Concentration of investments        Asset Allocation, Balanced,
                                                 Bond, Capital Value, Equity
                                                 Growth, Equity Income,
                                                 Government Securities, Growth,
                                                 International, International
                                                 SmallCap, Limited Term Bond,
                                                 MidCap, MidCap Growth, Money
                                                 Market, Principal LifeTime
                                                 2010, Principal LifeTime 2020,
                                                 Principal LifeTime 2030,
                                                 Principal LifeTime 2040,
                                                 Principal LifeTime 2050,
                                                 Principal LifeTime Strategic
                                                 Income, Real Estate Securities,
                                                 SmallCap, SmallCap Growth and
                                                 SmallCap Value Accounts

         6E. Purchases or sales of real
             estate                              Capital Value,
                                                 Government Securities, Money
                                                 Market, Principal LifeTime
                                                 2010, Principal LifeTime 2020,
                                                 Principal LifeTime 2030,
                                                 Principal LifeTime 2040,
                                                 Principal LifeTime 2050 and
                                                 Principal LifeTime Strategic
                                                 Income Accounts

         6F. Purchases or sales of
             commodities                         Asset Allocation,
                                                 Balanced, Bond, Capital Value,
                                                 Equity Growth, Equity Income,
                                                 Government Securities, Growth,
                                                 International, International
                                                 SmallCap, Limited Term Bond,
                                                 MidCap, MidCap Growth, Money
                                                 Market, Principal LifeTime
                                                 2010, Principal LifeTime 2020,
                                                 Principal LifeTime 2030,
                                                 Principal LifeTime 2040,
                                                 Principal LifeTime 2050,
                                                 Principal LifeTime Strategic
                                                 Income, Real Estate Securities,
                                                 SmallCap, SmallCap Growth and
                                                 SmallCap Value Accounts

         6G.  Making of loans       Asset Allocation, Balanced, Bond, Capital Value, Equity Growth, Equity Income,
                                    Government Securities, Growth, International, International Emerging Markets,
                                    International SmallCap, LargeCap Blend, LargeCap Growth Equity, LargeCap Stock Index,
                                    LargeCap Value, Limited Term Bond, MidCap, MidCap Growth, MidCap Value, Money Market,
                                    Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal
                                    LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, Real
                                    Estate Securities, SmallCap, SmallCap Growth and SmallCap Value Accounts

         6H. Short sales                         Government Securities,
                                                 Principal LifeTime 2010,
                                                 Principal LifeTime 2020,
                                                 Principal LifeTime 2030,
                                                 Principal LifeTime 2040,
                                                 Principal LifeTime 2050 and
                                                 Principal LifeTime Strategic
                                                 Income Accounts

         6I. Diversification                     Government Securities,
                                                 Money Market, Principal
                                                 LifeTime 2010, Principal
                                                 LifeTime 2020, Principal
                                                 LifeTime 2030, Principal
                                                 LifeTime 2040, Principal
                                                 LifeTime 2050 and Principal
                                                 LifeTime Strategic Income
                                                 Accounts

         6J. Elimination of unnecessary restrictions with respect to:

         1. Purchasing securities of issuers     Asset Allocation, Balanced,
            whose securities are owned by        Bond, Capital Value, Equity
            officers or directors of the Account Growth, Government Securities,
                                                 Growth, International, Limited
                                                 Term Bond, MidCap and
                                                 Money Market Accounts

         2. Purchasing securities of issuers     Capital Value and Money
            with less than three years'          Market Accounts
            continuous operations

         3. Investing in oil and gas interests   Government Securities
            or and mineral development programs  Money Market Accounts

         4. Investing in oil, gas or other       Asset Allocation, Balanced,
            mineral exploration or development   Bond, Equity Growth, Growth,
            programs in securities of issuers    and International, Limited Term
            investing in or sponsoring such      Bond and MidCap Accounts
            programs

         5. Purchasing warrants in excess of     Capital Value Account
            5% of total assets

         6. Investing more than 5% of assets     Capital Value Account
            (at time of purchase) in warrants
            and rights

         7. Investing more than 5% of assets     Government Securities
            in initial margins and premiums on   Account
            financial futures contracts and
            options on such contracts

         8. Investing more than 5% of assets     Government Securities
            in covered spread options and put    Account
            and call options

         9. Issuing or acquiring put and call    Money Market Account
            options, straddles or spreads

         6K. Changing certain fundamental restrictions to non-fundamental restrictions with respect to:

         1. Investing in companies for purposes Capital Value, Government of exercising control or management Securities and Money Market
                                                 Accounts

         2. Investing more than 20% of total     Capital Value Account
            assets in securities of foreign
            issuers


                               VOTING INFORMATION
         Voting procedures. We are furnishing this Proxy Statement to you in connection with the solicitation on behalf of the Board of Directors of the Fund (the "Board") of proxies to be used at the Meeting. The Board is asking permission to vote for you. If you complete and return the enclosed proxy ballot, the persons named on the ballot as proxies will vote your shares as you indicate on the proxy ballot or for approval of each matter for which there is no indication. In order for your shares to be voted at the Meeting, your proxy ballot must be received by the Fund by May 25, 2005. If you change your mind after you send in the ballot, you may change or revoke your proxy by mailing written instructions to the Principal Variable Contracts Fund, Inc. at the Principal Financial Group, Des Moines, Iowa 50392 0200, provided that such instructions are received by the Fund by May 25, 2005. You may also change or revoke your proxy in person at the Meeting.

         Please vote your shares by completing the enclosed ballot and returning it in the enclosed postage paid envelope.

     Voting rights. Only shareholders of record at the close of business on March 31, 2005 (the "Record Date") are entitled to vote. The shareholders of each of the Accounts of the Fund will vote together on each proposal that we intend to submit to the shareholders of that Account. You are entitled to one vote on each proposal submitted to the shareholders of an Account for each share of the Account which you hold (and fractional votes for fractional shares held). Certain of the proposals require for approval the vote of a "majority of the outstanding voting securities," which is a term defined in the Investment Company Act of 1940 (the "1940 Act") to mean, with respect to an Account, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Account present at the meeting of that Account, if the holders of more than 50% of the outstanding voting securities of the Account are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Account (a "Majority of the Outstanding Voting Securities").

     Principal Life owns and will vote all outstanding Fund shares. It will vote the shares allocated to each of its separate accounts registered under the 1940 Act, and attributable to variable annuity contracts and variable life insurance policies, in accordance with instructions received from contractholders, policy holders, participants or annuitants. It will vote the shares allocated to those accounts for which it does not receive instructions and the shares allocated to its general account in proportion to the instructions received ("Mirror Voting"). Principal Life may use this Proxy Statement in soliciting voting instructions.

     The number of votes eligible to be cast at the Meeting with respect to each Account, as of the Record Date, and other shareownership information are set forth in Appendix A to this Proxy Statement.

     Quorum requirements. A quorum must be present at the Meeting for the transaction of business. The presence in person or by proxy of one-third of the shares of each of the Accounts outstanding at the close of business on the Record Date constitutes a quorum for the Meeting with respect to that Account, and shares subject to Mirror Voting as described above are counted for purposes of determining a quorum. Abstentions and broker non-votes (proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the broker or nominee does not have discretionary power) are counted toward a quorum but do not represent votes cast for any issue. Under the 1940 Act, the affirmative vote necessary to approve certain of the proposals may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of counting abstentions as if they were votes against a proposal.

     Solicitation procedures. We intend to solicit proxies by mail. Officers or employees of the Fund, the Manager or their affiliates may make additional solicitations by telephone, internet, facsimile or personal contact. They will not be specially compensated for these services. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by the Fund for their out-of-pocket expenses.

     Expenses of the Meeting. Except as may be otherwise noted below, the Accounts will pay the expenses of the Meeting, including those associated with the preparation and distribution of proxy materials and the solicitation of proxies. To avoid the cost of further solicitation, it is important for you to vote promptly.

                                   PROPOSAL 1
                       ELECTION OF THE BOARD OF DIRECTORS
                                 (All Accounts)
         The Board has set the number of Directors at nine. Each Director, once elected, serves until the next meeting of shareholders at which all Directors are elected or until a successor is elected and qualified. Unless you do not authorize it, your proxy will be voted in favor of the nine nominees listed below. All of the nominees currently serve as Directors.
         Each nominee has agreed to be named in this Proxy Statement and to serve if elected. The Board has no reason to believe that any of the nominees will become unavailable for election as a Director. However, if that should occur before the meeting, your proxy will be voted for the individuals recommended by the Board to fill the vacancies.
         The following table presents certain information regarding the current Directors of the Fund, including their principal occupations which, unless specific dates are shown, are of more than five years duration. In addition, the table includes information concerning other directorships held by each Director in reporting companies under the Securities Exchange Act of 1934 or registered investment companies under the 1940 Act. Information is listed separately for those nominees who are "interested persons" (as defined in the 1940 Act) of the Fund (the "Interested Directors") and those nominees who are not interested persons of the Fund (the "Independent Directors"). All Directors serve as directors for each of the 24 investment companies (with a total of 106 funds as of December 31, 2004) sponsored by Principal Life (the "Fund Complex"). These investment companies are the Fund, with 31 separate series or funds known as "Accounts," the 22 separate investment companies or funds commonly and collectively known as the Principal Mutual Funds, and Principal Investors Fund, Inc., with 53 separate series or funds.

                                                             Independent Directors
                                                                                                     Other
Name, Address              Position(s)             Principal Occupation(s)                           Directorships
and Age                    Held with the Fund*     During the Past 5 Years                           Held
Elizabeth Ballantine       Director (since 2004),  Principal, EBA Associates                         The McClatchy
1113 Basil Road            Member of Audit and     (consulting and investments)                      Company
McLean, VA                 Nominating Committee
Age: 56

James D. Davis             Director (since 1997),  Retired.  Formerly, Vice President,               None
4940 Center Court          Member of Audit and     Deere & Company
Bettendorf, IA             Nominating Committee    (machinery and equipment)
Age: 71

Richard W. Gilbert         Director (since 2000),  President, Gilbert Communications, Inc.           Calamos Asset,
5040 Arbor Lane, #302      Member of Audit and     (management advisory services)                    Management, Inc.
Northfield, IL             Nominating Committee
Age: 64

Mark A. Grimmett           Director (since 2004),  Executive Vice President and CFO, since 2000,     None
6310 Deerfield Avenue      Member of Audit and     and prior thereto, Vice President and CFO,
San Gabriel, CA            Nominating Committee    Merle Norman Cosmetics, Inc.
Age: 45                                            (manufactures and distributes skin care

William C. Kimball         Director (since 1999),  Retired. Formerly, Chairman and CEO,              Casey's General
3094 104th                 Member of Audit and     Medicap Pharmacies Inc.                           Stores, Inc.
Urbandale, IA              Nominating Committee    (chain of retail pharmacies)
Age: 57

Barbara A. Lukavsky        Director (since 1997),  President and CEO, Barbican Enterprises, Inc.     None
100 Market Street          Member of Audit and     (holding company for franchises in the
Des Moines, IA 50309       Nominating Committee,   cosmetics industry)
Age: 64                    Member of Executive
                           Committee

_________
*  Once elected,  each Director  serves until the next meeting of  shareholders at which all Directors are elected or until a successor is elected and qualified.


                                                         Interested Directors

                                                   Positions with the Manager and Its                Other
Name, Address              Position(s)             Affiliates; Principal Occupation(s)               Directorships
and Age                    Held with the Fund*     During the Past 5 Years                           Held
John E. Aschenbrenner      Director (since 1998)   Director, the Manager and Princor since 1998.     None
711 High Street                                    President, Insurance and Financial Services,
Des Moines, Iowa 50392                             Principal Financial Group, Inc., since 2003.
Age: 55                                            Executive Vice President, 2000-2003, and prior
                                                   thereto, Senior Vice President, Principal Life

Ralph C. Eucher            Director, President and Director, President and Chief Executive Officer,  None
711 High Street            Chief Executive Officer,the Manager and Princor since 1999.  Senior Vice
Des Moines, Iowa 50392     Member of Executive     President, since 2002, Vice President, 1999-2002,
Age: 52                    Committee (since 1999)  and prior thereto, Second Vice President, Principal

Larry D. Zimpleman         Director, Chairman      Life Chairman and Director, the Manager and Princor              None
711 High Street            of the Board, Member of since 2001.  President, Retirement and Investor
Des Moines, Iowa 50392     Executive Committee     Services, Principal Financial Group, Inc. since 2003.
Age: 53                    (since 2001)            Executive Vice President, 2001-2003, and prior
                                                   thereto, Senior Vice President, Principal Life

_________
*  Once elected,  each Director  serves until the next meeting of  shareholders at which all Directors are elected or until a successor is elected and qualified.


     During the last fiscal year of the Fund, the Board of Directors held seven meetings. Each of the Directors of the Fund attended 100% of the meetings of the Board and of the committees of which the Director was a member, except for two Directors who attended at least 85% of such meetings.

     Correspondence intended for the Board or for an individual Director may be sent to the attention of the Board or the individual Director at 680 8th Street, Des Moines, Iowa 50392-2080. All communications addressed to the Board or to an individual Director received by the Fund are forwarded to the full Board or to the individual Director.

Officers of the Fund

     The following table presents certain information regarding the current officers of the Fund, including their principal occupations which, unless specific dates are shown, are of more than five years duration. Officers serve at the pleasure of the Board of Directors.

                                                               Officers
Name, Address              Position(s) Held              Principal Occupation(s)
and Age                    with PIF                      During the Past 5 Years
Craig L Bassett            Treasurer (since 1997)        Vice President and Treasurer, Principal Life
711 High Street
Des Moines, Iowa 50392
Age: 53

Michael J. Beer            Executive Vice President,     Executive Vice President and Chief Operating Officer,
711 High Street            Principal Accounting Officer  the Manager and Princor
Des Moines, Iowa 50392     (since 1997)
Age: 44

David J. Brown             Chief Compliance Officer      Vice President, Product & Distribution Compliance,
711 High Street            (since 2004)                  Principal Life; Senior Vice President, the Manager,
Des Moines, Iowa 50392                                   since 2004; Senior Vice President, Princor, since 2003,
Age: 45                                                  and prior thereto, Vice President, the Manager and Princor

Jill R. Brown              Vice President and Chief      Vice President and Chief Financial Officer, Princor,
711 High Street            Financial Officer (since 2003)                                      since 2003, and prior thereto,
Assistant Financial
Des Moines, Iowa 50392                                   Controller, Principal Life
Age: 37

Arthur S. Filean           Senior Vice President and     Senior Vice President, since 2000, and prior thereto,
711 High Street            Secretary (since 1997)        Vice President, the Manager and Princor
Des Moines, Iowa 50392
Age: 66

Ernest H. Gillum           Vice President and Assistant  Vice President and Chief Compliance Officer, the Manager,
711 High Street            Secretary (since 1997)        since 2004, and prior thereto, Vice President, Compliance and
Des Moines, Iowa 50392                                   Product Development, the Manager
Age: 49

David W. Miles             Senior Vice President         Senior Vice President--Product Development, the Manager and
711 High Street            (since 2005)                  Princor, and Second Vice President, Principal Financial Group, Inc.,
Des Moines, Iowa 50392                                   since 2005, and prior thereto, Executive Vice President, Amcore
Age: 47                                                  Financial, Inc. (banking)

Layne A. Rasmussen         Controller (since 1997)       Vice President and Controller -- Mutual Funds, the Manager
711 High Street
Des Moines, Iowa 50392
Age: 46

Michael D. Roughton        Counsel (since 1997)          Vice President and Senior Securities Counsel, Principal Financial
711 High Street                                          Group, Inc.; Senior Vice President and Counsel, the Manager and
Des Moines, Iowa 50392                                   Princor; and Counsel, Principal Global
Age: 53

Board Committees

     Audit  and  Nominating  Committee.  The Fund has an  Audit  and  Nominating
Committee. Its members are identified above. All are Independent Directors. During the last fiscal year, the Committee met four times.

         The audit committee functions of the Committee include: (1) appointing, compensating, and conducting oversight of the work of the independent auditors;
(2) reviewing the scope and approach of the proposed audit plan and the audit procedures to be performed; (3) ensuring the objectivity of the internal auditors and the independence of the independent auditors; and (4) establishing and maintaining procedures for the handling of complaints received regarding accounting, internal controls, and auditing. In addition, the Committee meets with the independent and internal auditors to discuss the results of the audits and reports to the full Board of the Fund. The Committee also receives reports about accounting and financial matters affecting the Fund.
         The nominating committee functions of the Committee include selecting and nominating all candidates who are not "interested persons" of the Fund (as defined in the 1940 Act) for election to the Board. Generally, the Committee requests director nominee suggestions from the Committee members and management. In addition, the Committee will consider director candidates recommended by the Fund shareholders. Recommendations should be submitted in writing to the Fund at 680 8th Street, Des Moines, Iowa 50392-2080. The Committee has not established any specific minimum qualifications for nominees. When evaluating a person as a potential nominee to serve as an independent director, the Committee will generally consider, among other factors: age; education; relevant business experience; geographical factors; whether the person is "independent" and otherwise qualified under applicable laws and regulations to serve as a director; and whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an independent director. The Committee also meets personally with the nominees and conducts a reference check. The final decision is based on a combination of factors, including the individual strengths and the experience an individual may bring to the Board. The Board does not use regularly the services of any professional search firms to identify or evaluate or assist in identifying or evaluating potential candidates or nominees.
         The Board approved the Audit and Nominating Committee Charter on September 13, 2004. The Charter is not available on the Fund website. A copy of the Charter is attached as Appendix B to this Proxy Statement.
         Executive Committee. The Executive Committee is selected by the Board of Directors. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board. During the last fiscal year, the Committee did not meet.

Compensation
         The Fund does not pay any remuneration to its Directors who are employed by the Manager or its affiliates or to its officers who are furnished to the Fund by the Manager and its affiliates pursuant to the Management Agreement. Each Director who is not an "interested person" received compensation for service as a member of the Boards of all investment companies sponsored by Principal Life based on a schedule that takes into account an annual retainer amount and the number of meetings attended. These fees and expenses are divided among the funds and portfolios based on their relative net assets.
         The following table provides information regarding the compensation received by the Independent Directors from the Fund and from the Fund Complex during the Fund's fiscal year ended December 31, 2004. The Fund does not provide retirement benefits to any of the Directors.
Director                           The Fund                   Fund Complex
--------------------------------------------------------------------------
Elizabeth Ballantine*              $1,599                     $  8,750
James D. Davis                     $15,361                    $71,500
Richard W. Gilbert                 $15,361                    $71,500
Mark A. Grimmett**                 $13,370                    $64,593
William C. Kimball                 $15,361                    $71,500
Barbara A. Lukavsky                $15,361                    $71,500
---------------
*   Ms. Ballantine did not become a Director until December 2004.
**       Mr. Grimmett did not become a Director until March 2004.

Share Ownership
         The following tables set forth the aggregate dollar range of the equity securities of the mutual funds within the Fund Complex which were beneficially owned by the Directors as of March 3, 2005. As stated above, the Fund Complex includes the Accounts of the Fund, the Principal Mutual Funds and Principal Investors Fund, Inc. For the purpose of these tables, beneficial ownership means a direct or indirect pecuniary interest. Directors who beneficially owned shares of the Accounts of the Fund did so through variable life insurance and variable annuity contracts issued by Principal Life. Only the Directors who are "interested persons" are eligible to participate in an employee benefit program which invests in the Principal Investors Fund, Inc. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following dollar ranges:
  A - $0 D - $50,001 up to and including $100,000 B - $1 up to and including $10,000 E - $100,001 or more C - $10,001 up to and including $50,000

                              Independent Directors
                   (Not Considered to Be "Interested Persons")
Principal Variable Contracts Fund, Inc. *
                           Ballantine  Davis Gilbert Grimmett  Kimball Lukavsky
Asset Allocation Account........A........A......A........A........A........A
Balanced Account................A........A......A........A........A........A
Bond Account....................A........A......A........A........C........A
Capital Value Account...........A........A......A........A........A........A
Equity Growth Account...........A........A......A........A........C........A
Equity Income Account...........A........A......A........A........A........A
Equity Value Account............A........A......A........A........A........A
Government Securities Account...A........A......A........A........C........A
Growth Account..................A........A......A........A........A........A
International Account...........A........A......A........A........A........A
International Emerging Markets
    Account.....................A........A......A........A........A........A
International SmallCap Account..A........A......A........A........A........A
LargeCap Blend Account..........A........A......A........A........A........A
LargeCap Growth Equity Account..A........A......A........A........A........A
LargeCap Stock Index Account....A........A......A........A........C........A
LargeCap Value Account..........A........A......A........A........A........A
Limited Term Bond Account.......A........A......A........A........A........A
MidCap Account..................A........A......A........A........C........A
MidCap Growth Account...........A........A......A........A........A........A
MidCap Value Account............A........A......A........A........C........A
Money Market Account............A........A......A........A........A........A
Principal LifeTime 2010 Account.A........A......A........A........A........A
Principal LifeTime 2020 Account.A........A......A........A........A........A
Principal LifeTime 2030 Account.A........A......A........A........A........A
Principal LifeTime 2040 Account.A........A......A........A........A........A
Principal LifeTime 2050 Account.A........A......A........A........A........A
Principal LifeTime Strategic
     Income Account.............A........A......A........A........A........A
Real Estate Securities Account..A........A......A........A........C........A
SmallCap Account................A........A......A........A........C........A
SmallCap Growth Account.........A........A......A........A........A........A
SmallCap Value Account..........A........A......A........A........A........A
   TOTAL FUND COMPLEX...........A........A......A........A........E........A
------------------
* Through variable life insurance and variable annuity contracts issued by Principal Life.
                 Directors Considered to Be "Interested Persons"
Principal Variable Contracts Fund, Inc. *
                                  Aschenbrenner   Eucher      Zimpleman
Asset Allocation Account..................B..........A...............A
Balanced Account..........................B..........A...............A
Bond Account..............................A..........A...............A
Capital Value Account.....................C..........A...............A
Equity Growth Account.....................B..........A...............A
Equity Income Account.....................A..........A...............A
Equity Value Account......................A..........A...............A
Government Securities Account.............A..........A...............A
Growth Account............................B..........A...............A
International Account.....................C..........A...............A
International Emerging Markets Account....A..........A...............A
International SmallCap Account............B..........A...............A
LargeCap Blend Account....................A..........A...............A
LargeCap Growth Equity Account............C..........A...............A
LargeCap Stock Index Account..............A..........A...............A
LargeCap Value Account....................A..........A...............A
Limited Term Bond Account.................A..........A...............A
MidCap Account............................B..........A...............A
MidCap Growth Account.....................A..........A...............A
MidCap Value Account......................A..........A...............A
Money Market Account......................A..........A...............A
Principal LifeTime 2010 Account...........A..........A...............A
Principal LifeTime 2020 Account...........A..........A...............A
Principal LifeTime 2030 Account...........A..........A...............A
Principal LifeTime 2040 Account...........A..........A...............A
Principal LifeTime 2050 Account...........A..........A...............A
Principal LifeTime Strategic Income
         Account..........................A..........A...............A
Real Estate Securities Account............A..........A...............A
SmallCap Account..........................C..........A...............A
SmallCap Growth Account...................B..........A...............A
SmallCap Value Account....................A..........A...............A
     TOTAL FUND COMPLEX...................D..........A...............A
------------------
* Through variable life insurance and variable annuity contracts issued by Principal Life.

                              Independent Directors
                   (Not Considered to be Interested Persons")
Principal Mutual Funds     Ballantine* Davis Gilbert Grimmett  Kimball Lukavsky
-----------------------    ----------------------------------------------------
Balanced........................A........B......B........A........A........A
Capital Value...................A........C......C........A........A........A
Partners LargeCap Value.........C........A......A........A........A........A
Equity Income...................A........E......B........A........E........A
Partners Blue Chip..............A........D......B........A........A........A
Partners LargeCap Blend.........A........A......A........A........A........A
LargeCap Stock Index............A........A......A........A........A........A
Growth Fund, Inc................A........C......D........A........A........A
Partners Equity Growth..........A........A......A........A........A........A
MidCap Fund, Inc................A........C......D........A........A........A
Partners MidCap Growth..........A........A......A........A........A........A
SmallCap........................A........A......A........A........A........A
Partners SmallCap Growth........A........A......A........A........A........A
Real Estate Securities..........C........A......A........A........C........A
Bond............................A........C......D........C........A........E
Government Securities Income....A........B......B........A........A........A
Tax-Exempt Bond.................A........B......A........A........A........A
International...................A........B......C........A........A........E
International SmallCap..........C........C......A........A........A........A
Limited Term Bond...............A........A......A........B........A........E
Cash Management.................A........D......C........C........C........D
International Emerging Markets..C........C......A........A........A........A
     TOTAL FUND COMPLEX.........D........E......E........D........E........E
---------------
* Information for Ms. Ballantine, who became a Director in December 2004, is as of March 4, 2005.

                 Directors Considered to Be "Interested Persons"
Principal Mutual Funds            Aschenbrenner   Eucher      Zimpleman
Balanced .................................A..........A...........A
Capital Value.............................A..........A...........A
Partners LargeCap Value...................A..........D...........A
Equity Income.............................A..........C...........A
Partners Blue Chip........................A..........C...........A
Partners LargeCap Blend...................A..........D...........A
LargeCap Stock Index .....................A..........A...........A
 Growth ..................................A..........C...........A
Partners Equity Growth....................A..........C...........A
 MidCap ..................................A..........D...........A
Partners MidCap Growth....................A..........A...........A
SmallCap .................................A..........A...........A
Partners SmallCap Growth .................A..........A...........A
Real Estate Securities....................A..........A...........A
Bond .....................................A..........A...........A
Government Securities Income..............A..........C...........A
Tax-Exempt Bond...........................A..........A...........A
International.............................A..........A...........A
International SmallCap ...................A..........A...........A
Limited Term Bond.........................A..........A...........A
Cash Management...........................A..........B...........A
International Emerging Markets............A..........A...........A
              TOTAL FUND COMPLEX..........A..........E...........A

                 Directors Considered to Be "Interested Persons"
Principal Investors Fund, Inc.*      Aschenbrenner Eucher      Zimpleman
Bond & Mortgage Securities Fund...........C..........C...............C
Government Securities Fund................A..........C...............A
Diversified International Fund............E..........A...............C
International Emerging Markets Fund.......C..........A...............A
LargeCap Growth Fund......................C..........A...............A
LargeCap S&P 500 Index Fund...............C..........D...............A
Mid Cap Blend Fund........................C..........B...............C
Money Market Fund.........................C..........A...............A
Partners LargeCap Blend Fund I............B..........A...............A
Partners LargeCap Growth Fund I...........C..........A...............A
Partners LargeCap Value Fund..............B..........C...............C
Partners MidCap Growth Fund...............C..........A...............A
Principal LifeTime Strategic Income Fund..C..........A...............A
Real Estate Securities Fund...............C..........A...............A
SmallCap S&P 600 Index Fund...............D..........A...............A
       TOTAL FUND COMPLEX.................E..........E...............D
--------------
* Through participation in an employee benefit plan.

Required Vote
         The shareholders of all the Accounts will vote together in the election of Directors. The affirmative vote of the holders of a plurality of the shares voted at the meeting of the Fund is required for the election of a Director of the Fund. This means that, in an election contest for nine positions, the nine nominees receiving the most votes will be elected.

             The Board of Directors unanimously recommends that the
              shareholders of the Fund vote "For" all the nominees.

                                   PROPOSAL 2
             APPROVAL OF SUB-ADVISORY OR SUB-SUB-ADVISORY AGREEMENTS

Proposal 2A --       Agreement with Columbus Circle Investors ("CCI") as
                     Sub-Advisor for the Growth Account
(Growth Account Only)
         At a meeting on December 13, 2004, the Board, including the Independent Directors, unanimously authorized the termination of the then existing sub-advisory agreement between the Manager and Principal Global (the "Former Agreement") and approved an interim sub-advisory agreement between the Manager and CCI (the "Interim Agreement"), both effective January 5, 2005, and approved a new sub-advisory agreement between the Manager and CCI (the "Proposed Agreement"), to be effective when approved by shareholders of the Account. Principal Global acquired a controlling interest in CCI effective January 3, 2005.
         The Former Agreement, the Interim Agreement and the Proposed Agreement (the "Sub-advisory Agreements") have the same material terms and contain the same compensation schedule for the sub-advisor. Under the Sub-Advisory Agreements, the sub-advisor is compensated by the Manager and not by the Account. Approval of the Proposed Agreement will not change the compensation that the Account pays to the Manager under the Management Agreement or the level of services the Manager provides the Account under that agreement.
         The Interim Agreement was entered into in accordance with Rule 15a-4 under the 1940 Act, which permits an investment advisor to enter into an interim sub-advisory arrangement with a sub-advisor, prior to shareholder approval, provided that the conditions of the rule are met. Among these conditions are (a) the interim contract can have a duration of no greater than 150 days following the date on which the previous contract terminated and (b) the compensation to be received under the interim contract is no greater than that payable under the previous agreement. The Interim Agreement will terminate 150 days after it became effective or on the effective date of the Proposed Agreement if earlier.

The Proposed Agreement
         The following description of the Proposed Agreement is qualified in its entirety by reference to the form of Proposed Agreement included as Appendix C to this Proxy Statement.
         The terms of the Proposed Agreement and the Interim Agreement are the same and are the same in all material respects as those of the Former Agreement, except for the effective and termination dates and the identity of the sub-advisor. The Sub-Advisory Agreements provide for the Manager to pay compensation at the same rate to the sub-advisor. Under the Sub-Advisory Agreements, the sub-advisor manages the day-to-day investment of the Account's assets consistent with the Account's investment objectives, policies and restrictions and is responsible for, among other things, placing all orders for the purchase and sale of portfolio securities, subject to supervision and monitoring by the Manager and oversight by the Board, and provides, at its own expense, all investment, management and administrative personnel, facilities and equipment necessary for the conduct of the investment advisory services for the Account.
         The Proposed Agreement provides that CCI and its officers, employees, agents, or affiliates shall not be liable to the Manager, the Fund or its shareholders for any loss suffered by the Manager of the Fund resulting from any error of judgment made in the good faith exercise of CCI's investment discretion in connection with selecting investments for the Account or as a result of the failure by the Manager of any of its affiliates to comply with the terms of the Agreement, except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of CCI or any of its officers, employees, agents or affiliates.
         If approved by shareholders, the Proposed Agreement will become effective on the date of such approval and will remain in effect for an initial one-year period. Thereafter, the Proposed Agreement will continue for successive one-year terms, provided that such continuation is specifically approved at least annually either by the Board of Directors or by a vote of a majority of the outstanding voting securities of the Account, and in either event by a vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval. The Proposed Agreement may be terminated at any time without the payment of any penalty by the Board, the Manager or CCI or by vote of a majority of outstanding voting securities of the Account on sixty days' written notice. The Proposed Agreement will automatically terminate without penalty in the event of its assignment.
         Under the Proposed Agreement, the Manager will pay CCI a fee which is computed and paid monthly at the annual rates (as percentages of the Account's net assets on the first day of the month) specified in the following table:

                     Sub-Advisory Fee Table - Growth Account
                            Net Assets of the Account
    First      Next       Next         Next        Next       Next       Over
 $50 million$50 million$100 million$200 million$350 million$750 million$1.5 billion
-----------------------------------------------------------------------------------
    0.27%      0.25%      0.22%        0.18%       0.13%      0.09%      0.06%

         In calculating the fee rate for the Account, the term "Net Assets" includes the net assets of the Account plus the net assets of any unregistered separate account of Principal Life and any investment company sponsored by Principal Life to which CCI provides investment services and which have the same investment mandate as the Account.
         Entering into the Proposed Agreement will not change the management fee that the Account pays the Manager under the Management Agreement. The Manager, and not the Fund, will bear the expenses of the services that CCI provides to the Account under the Proposed Agreement.

Columbus Circle Investors
         CCI is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act") and is located at Metro Center, One Station Place, Stamford, CT, 06902. CCI was founded in 1975. At December 31, 2004, it had approximately $3.9 billion in assets under management.
         CCI is a general partnership with two partners. One partner is CCIP, LLC, which has a 99.9% interest in CCI. CCIP, LLC has six members, one of which is Principal Global which has an approximately 70% membership interest. The second partner of CCI is Principal Global Columbus Circle, LLC, which has a .1% interest in CCI. The address of CCIP, LLC is Metro Center, One Station Place, Stamford, Connecticut 06902. The address of Principal Global Columbus Circle, LLC is 711 High Street, Des Moines, Iowa 50392.
         The principal executive officers of CCI are: Anthony Rizza, Senior Managing Director; Clifford G. Fox, Senior Managing Director; Warren Robert Fehrmann, Senior Managing Director; and Frank Cuttita, Chief Administrative Officer, Managing Director and Chief Compliance Officer. Each person's position with CCI is his principal occupation. The address of each principal executive officer is Metro Center, One Station Place, Stamford, Connecticut 06902.
         The day-to-day management of the Account for CCI is headed by Anthony Rizza, CFA . Mr. Rizza joined CCI in 1991. He had previously worked with Connecticut National Bank as a Research Officer. He received a BS in Business from the University of Connecticut. Mr. Rizza has earned the right to use the Chartered Financial Analyst designation and is a member of the Hartford Society of Security Analysts.

Board Considerations

         In making its decision to terminate the Former Agreement, approve the Interim Agreement and approve the Proposed Agreement and direct its submission to shareholders for a vote, the Board, including the Independent Directors, requested and evaluated information provided by the Manager and CCI. The Independent Directors were assisted by independent legal counsel.

     In evaluating and approving the Proposed Agreement, the Board considered, among other factors, the following:

     -- the nature and extent of the services to be provided by CCI (including, in addition to portfolio management, responsibilities for compliance with applicable 1940 Act requirements, reporting periodically to the Board and assisting the Board in carrying out its decisions) and the expected quality of those services based on CCI's investment management expertise and personnel as noted below, which factors the Board concluded were likely to be comparable in relation to those provided under the Former Agreement;

     -- CCI's expertise in managing growth-oriented accounts and its analytic methodologies for identifying undervalued growth securities and constructing risk-controlled portfolios, and its performance in managing accounts comparable to the Account, including the registered funds identified in Appendix E hereto, which factors the Board believed to be favorable;

     -- the strength of CCI's personnel, technical resources and operations, which the Board concluded was appropriate for the expected services; and

     -- CCI's record with respect to adhering to an account's investment strategies, policies and risks, which led the Board to believe that it was likely that CCI would adhere, in all material respects, to the Accounts investment objective, policies and restrictions as set forth in the Fund's current Prospectus and Statement of Additional Information.

     In evaluating the Proposed Agreement, the Board was aware of the extent to which the proposed arrangements were comparable to arrangements under other sub-advisory agreements which it had approved with respect to Accounts of the Fund, including sub-advisory agreements with Principal Global, which acts as sub-advisor to a number of Accounts, and with other affiliates of the Manager, but it did not rely on any specific comparison of the services to be provided and the fees to be paid under the Proposed Agreement with services provided and fees paid under other sub-advisory agreements. The Board did not consider fee, sub-advisor profitability or economy of scale issues to be particularly relevant in its consideration of the Proposed Agreement, particularly because the agreement is between the Manager and the sub-advisor and the fees for which the Proposed Agreement provides are the same as in the Former and Interim Agreements and in any event will be paid by the Manager and not by the Account. In this connection, the Board concluded that the Proposed Agreement would not result in any change in the management fees paid by the Account or in any economic benefit to the Manager.

     Based on these considerations, the Board concluded that the Proposed Agreement would be in the best interests of the Account and its shareholders and decided to recommend that shareholders of the Account approve the Proposed Agreement.

The  Management  Agreement

     The Manager serves as the manager of the Account pursuant to a Management Agreement between the Manager and the Fund with respect to the Account. The Manager handles the business affairs of the Account and in that connection provides clerical, recordkeeping, and bookkeeping services and keeps the required financial and accounting records. In addition, the Manager performs the portfolio management function directly or arranges for it to be performed by a sub-advisor.

     Under the Management Agreement, the Fund pays the Manager a fee which is computed and accrued daily and payable monthly at the annual rates (as percentages of average daily net assets) specified in the following table:

                     Management Fee Table - Growth Account

                           Net Assets of the Account

    First            Next           Next            Next            Over
$250 million    $250 million    $250 million    $250 million    $1.0 billion
   0.60%           0.55%           0.50%            0.45%           0.40%

     During the fiscal year ended December 31, 2004, the Account paid the Manager $812,984 (an annual rate of 0.60% of average daily net assets) for services provided under the Management Agreement.

Additional  Information

     For additional information regarding the Manager and the proposed new sub-advisor, see Appendix E to this Proxy Statement.

Required  Vote

     Only shareholders of the Growth Account will vote on this Proposal. The vote required to approve the Proposal is a Majority of the Outstanding Voting Securities of the Account.

     If the Proposal is not approved by the shareholders of the Account, the Board, in consultation with the Manager, will determine the appropriate course to arrange for sub-advisory services for the Account and, if required by law, will submit an alternative proposal to shareholders of the Account at a future shareholders meeting. Pending such alternative arrangements, the Account will continue to be managed by CCI under the Interim Agreement until its termination and thereafter will be managed directly by the Manager.

                             The Board of Directors
unanimously recommends that shareholders of the Account vote "For" the Proposal.

Proposal 2B --  Agreement  with  Principal  Global  Investors,  LLC  ("Principal
                Global") as Sub-Advisor  for the Money Market Account
                (Money Market Account Only)

     At a meeting on February 24, 2005, the Board, including the Independent Directors, unanimously approved a new sub-advisory agreement between the Manager and Principal Global with respect to the Money Market Accounts (the "Proposed Agreement"). Currently, the Money Market Account does not have sub-advisory arrangements and is managed directly by the Manager.

     Under the Proposed Agreement, Principal Global will be compensated by the Manager and not by the Account. Approval of the Proposed Agreement will not change the compensation that the Account pays to the Manager under its Management Agreement.

The Proposed Agreement

     The following description of the Proposed Agreement is qualified in its entirety by reference to the form of Proposed Agreement included as Appendix C to this Proxy Statement.

     Under the Proposed Agreement, Principal Global will manage the day-to-day investment of the Account's assets consistent with the Account's investment objectives, policies and restrictions and will be responsible for, among other things, placing all orders for the purchase and sale of portfolio securities, subject to supervision and monitoring by the Manager and oversight by the Board, and will provide, at its own expense, all investment, management and administrative personnel, facilities and equipment necessary for the conduct of the investment advisory services for the Account.

     The Proposed Agreement provides that Principal Global and its officers, employees, agents and affiliates shall not be liable to the Manager, the Account or its shareholders for any loss suffered by the Manager or the Account resulting from any error of judgment made in the good faith exercise of Principal Global's investment discretion in connection with selecting investments for the Account or as a result of the failure by Principal Global or any of its affiliates to comply with the terms of the Agreement, except for losses resulting from willful misfeasance, bad faith or gross negligence, or from reckless disregard of the duties Principal Global or any of its officers, employees, agents or affiliates.

     If approved by shareholders, the Proposed Agreement will become effective on the date of such approval and will remain in effect for an initial one-year period. Thereafter, the Proposed Agreement will continue for successive one-year terms, provided that such continuation is specifically approved at least annually either by the Board of Directors or by a vote of a Majority of the Outstanding Voting Securities of the Account, and in either event by a vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval. The Proposed Agreement may be terminated at any time without the payment of any penalty by the Board, the Manager or Principal Global or by vote of a Majority of the Outstanding Voting Securities of the Account on sixty days' written notice. The Proposed Agreement will automatically terminate without penalty in the event of its assignment.

     Under the Proposed Agreement, the Manager will pay Principal Global a fee which is computed and paid monthly at the annual rate (as a percentage of the Account's net assets on the first day of the month) of 0.075%.

     Entering into the Proposed Agreement will not change the management fee that the Account pays the Manager under its Management Agreement. The Manager, and not the Fund, will bear the expenses of the services that Principal Global provides to the Account under the Proposed Agreement. If approved by shareholders of the Account, however, the Proposed Agreement will have the effect of reducing the amount of the management fee retained by the Manager.

Principal  Global Principal

     Global is an indirect, wholly-owned subsidiary of Principal Life and an affiliate of the Manager. It is registered as an investment adviser under the Advisers Act. Its address is 801 Grand Avenue, Des Moines, Iowa 50392. Principal Global manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. At December 31, 2004, Principal Global, together with its affiliated asset management companies, had approximately $128 billion in assets under management.

     The principal executive officers and the directors of Principal Global and their addresses and principal occupations are set forth in Appendix E to this Proxy Statement.

     The day-to-day management of the Account will be headed by the following persons:

     -- Alice Robertson. Ms. Robertson is a trader for Principal Global on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her MA in Finance and Marketing from DePaul University and her BA in Economics from Northwestern University.

     -- Tracy Reeg. Ms. Reeg is a portfolio manager at Principal Global specializing in the management and research areas for the short-term money market portfolios. She joined the Principal Financial Group in 1993. Ms. Reeg received a BA in Finance from the University of Northern Iowa. She is a member of the Life Office Management Association ("LOMA") and is a Fellow of the Life Management Institute ("FLMI").

Board  Considerations

     In making its decision to approve the Proposed Agreement and direct its submission to shareholders for a vote, the Board, including the Independent Directors, requested and evaluated information provided by the Manager and Principal Global. The Independent Directors were assisted by independent legal counsel.

     In evaluating and approving the Proposed Agreement, the Board considered, among other factors, the following:

     -- Principal Global's service since 1998 (including the service of its predecessors) as sub-adviser to various Accounts of the Fund and to other funds in the Fund Complex, and the Board's consequent familiarity with Principal Global, which the Board considered positive;

     -- the nature and extent of the services to be provided by Principal Global (including, in addition to portfolio management, responsibilities for compliance with applicable 1940 Act requirements, reporting periodically to the Board and assisting the Board in carrying out its decisions) and the expected quality of those services based on Principal Global's past service to the Fund Complex and its investment management expertise and personnel as noted below, which factors the Board concluded were likely to be comparable in relation to those currently provided to the Account as directly managed by the Manager;

     -- Principal Global's experience as a manager of money market instruments and its performance in managing accounts comparable to the Money Market Account, including the Money Market Fund of Principal Investors Fund, Inc., which the Board believed to be favorable;

     -- the strength of Principal Global's personnel, technical resources and operations, which the Board concluded was appropriate for the expected services; and

     -- Principal Global's record with respect to adhering to a fund's investment strategies, policies and risks, which led the Board to believe that it was likely that Principal Global would adhere, in all material respects, to the Account's investment objective, policies and restrictions as set forth in the Fund's current Prospectus and Statement of Additional Information.

     In evaluating the Proposed Agreement, the Board was aware of the extent to which the proposed arrangements were comparable to arrangements under other sub-advisory agreements which it had approved with respect to Accounts of the Fund, including other sub-advisory agreements with Principal Global with respect to the Balanced, Capital Value, Government Securities and other Accounts, but it did not rely on any specific comparison of the services to be provided and the fees to be paid under the Proposed Agreement with services provided and fees paid under other sub-advisory agreements. The Board did not consider fee, sub-advisor profitability or economy of scale issues to be particularly relevant in its consideration of each of the Proposed Agreements, particularly because the agreement is between the Manager and the sub-advisor and the fees for which the Proposed Agreement provides will be paid by the Manager and not by the Account. In this connection, the Board concluded that the Proposed Agreement would not result in any change in the management fees paid by the Account or in any economic benefit to the Manager.

     Based on these considerations, the Board concluded that the Proposed Agreement would be in the best interests of the Money Market Account and its shareholders and decided to recommend that shareholders of the Account approve the Proposed Agreement.

The  Management  Agreement

     The Manager serves as the investment manager of the Account pursuant to a Management Agreement between the Manager and the Fund with respect to the Account. The Manager handles the business affairs of the Account and in that connection provides clerical, recordkeeping, and bookkeeping services and keeps the required financial and accounting records. In addition, the Manager performs the portfolio management function directly or arranges for it to be performed by a sub-advisor.

     Under the Management Agreement, the Account pays the Manager a fee which is computed and accrued daily and payable monthly at the annual rates (as percentages of average daily net assets) specified in the following table:

                  Management Fee Table - Money Market Account

                             Net Assets of Account

     First            Next            Next           Next            Over
 $100  million   $100 million    $100 million    $100 million    $400 million
     0.50%           0.45%           0.40%           0.35%            0.30%

     During the fiscal year ended December 31, 2004, the Account paid the Manager $698,379 (an annual rate of 0.48% of average daily net assets) for services provided under the Management Agreement. As stated above, the Proposed Agreement, if approved by shareholders of the Account, will have the effect of reducing the amount of the management fee retained by the Manager.

Additional Information

     For additional information regarding the Manager and Principal Global, see Appendix E to this Proxy Statement.

Required Vote

     Only shareholders of the Money Market Account will vote on this Proposal. The vote required to approve the Proposal is a Majority of the Outstanding Voting Securities of the Account.

     If the Proposal is not approved by the shareholders of the Account, the Board, in consultation with the Manager, will determine the appropriate course to arrange for sub-advisory services for the Account and, if required by law, will submit an alternative proposal to shareholders of the Account at a future shareholders meeting. Pending such alternative arrangement, the Account will continue to be directly managed by the Manager.

     The Board of Directors unanimously recommends that shareholders of the
                        Account vote "For" the Proposal.

Proposal 2C --  Agreement  with  Principal  Global  Investors,  LLC  ("Principal
     Global") as Sub-Advisor for the Bond Account

Proposal 2D -- Agreement with Spectrum Asset  management,  Inc.  ("Spectrum") as
     Sub-Sub-Advisor for the Bond Account

Proposal  2E  --  Agreement   with  Post   Advisory   Group,   LLC  ("Post")  as
     Sub-Sub-Advisor  for the Bond Account

(Bond  Account Only)

     At a meeting on February 24, 2005, the Board, including the Independent Directors, unanimously approved a sub-advisory agreement between the Manager and Principal Global as sub-advisor, and a sub-sub-advisory agreement between Principal and each of Spectrum and Post as a sub-sub-advisor, for the Bond Account (the "Proposed Agreements"). Currently, the Bond Account does not have sub-advisory arrangements and is managed directly by the Manager. Principal Global's present intention is to allocate a portion of the assets of the Account between Spectrum and Post while managing a portion of the Account's assets itself, but it has as yet made no decision as to an initial percentage allocation. Principal Global expects to vary such allocation from time to time.

     Shareholders of the Bond Account are being asked to approve the sub-advisory agreement with Principal Global under Proposal 2C, the sub-sub-advisory agreement with Spectrum under Proposal 2D and the sub-sub-advisory agreement with Post under Proposal 2E.

     Under the Proposed Agreements, Principal Global will be compensated by the Manager and not by the Account, and each of Spectrum and Post will be compensated by Principal Global and not by the Account. Approval of the Proposed Agreements will not change the compensation that the Account pays to the Manager
under  its  Management   Agreement.

The  Proposed   Agreements

     The following description of the Proposed Agreements is qualified in its entirety by reference to the form of the proposed sub-advisory agreement with Principal Global included as Appendix C to this Proxy Statement and the form of the proposed sub-sub-advisory agreement with each of Spectrum and Post included as Appendix D to this Proxy Statement. The terms of the two sub-sub-advisory agreements are the same except as indicated otherwise below.

     Sub-Advisory Agreement. Under the proposed sub-advisory agreement, Principal Global will be responsible for managing the day-to-day investment of the Account's assets consistent with the Account's investment objectives, policies and restrictions and is responsible for, among other things, placing all orders for the purchase and sale of portfolio securities (except those placed by the sub-sub-advisors), subject to supervision and monitoring by the Manager and oversight by the Board, and will provide, at its own expense, all investment, management and administrative personnel, facilities and equipment necessary for the conduct of the investment advisory services for the Account.

     The proposed sub-advisory agreement provides that Principal Global and its officers, employees, agents, and affiliates shall not be liable to the Manager, the Account or its shareholders for any loss suffered by the Manager or the Account resulting from any error of judgment made in the good faith exercise of Principal Global's investment discretion in connection with selecting investments for the Account or as a result of the failure by Principal Global or any of its affiliates to comply with the terms of the agreement, except for losses resulting from willful misfeasance, bad faith or gross negligence, or from reckless disregard of the duties Principal Global or any of its officers, employees, agents or affiliates.

     Sub-Sub-Advisory Agreements. Under the proposed sub-sub-advisory agreements, as permitted by the sub-advisory agreement, Principal Global will delegate a portion of its responsibilities and duties under the sub-advisory agreement to Spectrum and Post. Accordingly, each of Spectrum and Post will be responsible for managing the day-to-day investment of the portion of the Account's assets allocated to it by Principal Global and placing orders for the purchase and sale of portfolio securities with respect to that portion of the Account, subject to supervision and monitoring by Principal Global and oversight by the Board, and each will provide, at its own expense, all investment, management and administrative personnel, facilities and equipment necessary for the conduct of the investment advisory services for the Account.

     Each of the proposed sub-sub-advisory agreements provides that the sub-sub-advisor shall not be liable to the Manager, Principal Global, the Account or its shareholders for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duties under the agreement on the part of the sub-sub-advisor.

     If approved by shareholders, the Proposed Agreements will become effective on the date of such approval and will remain in effect for an initial one-year period. Thereafter, each of the Proposed Agreements will continue for successive one-year terms, provided that such continuation is specifically approved at least annually either by the Board of Directors or by a vote of a Majority of the Outstanding Voting Securities of the Account, and in either event by a vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval. Each of the Proposed Agreements may be terminated at any time without the payment of any penalty by the Board, the Manager or Principal Global, as the case may be, or the sub-sub-advisor or by vote of a Majority of the Outstanding Voting Securities of the Account on sixty days' written notice. Each of the Proposed Agreements will automatically terminate without penalty in the event of its assignment.

     Under of the proposed sub-advisory agreement, the Manager will pay Principal Global a fee which is computed and paid monthly at the annual rates (as percentages of the Account's net assets on the first day of the month) specified in the following table:

                     Sub-Advisory Fee Table - Bond Account

                           Net Assets of the Account

           First           Next            Next             Over
        $5 billion      $1 billion      $4 billion      $10 billion
          0.115%          0.100%           0.095%           0.090%

     In calculating the fee rates for the Account, the term "Net Assets" includes the net assets of the Account plus the net assets of any unregistered separate account of Principal Life and any investment company sponsored by Principal Life to which Principal Global provides investment services and which have the same investment mandate as the Account.

     Under of the proposed sub-advisory agreements, Principal Global will pay each of Spectrum and Post a fee which is computed and paid monthly at the annual rates (as percentages of the Account's net assets allocated to the respective sub-sub-advisors on the first day of the month) specified in the following table:

                    Sub-Sub-Advisory Fee Table - Bond Account

                            Net Assets of the Account

               Sub-Sub-Advisor               All Asset Levels
                 Spectrum                          0.20%
                 Post                              0.30%

     Entering into the Proposed Agreements will not change the management fee that each Account pays the Manager under its Management Agreement. The Manager, and not the Account, will bear the expenses of the services that Principal Global provides to the Account under the proposed sub-advisory agreements, and Principal Global, and not the Account, will bear the expenses of the services that Spectrum and Post provide to the Account under the proposed sub-sub-advisory agreements. If approved by shareholders of the Account, however, the Proposed Agreements will have the effect of reducing the amount of the management fee retained by the Manager.

Principal Global

     Principal Global is an indirect, wholly-owned subsidiary of Principal Life and an affiliate of the Manager. It is registered as an investment adviser under the Advisers Act. Its address is 801 Grand Avenue, Des Moines, Iowa 50392. Principal Global manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. At December 31, 2004, Principal Global, together with its affiliated asset management companies, had approximately $128 billion in assets under management.

     The principal executive officers and the directors of Principal Global and their addresses and principal occupations are set forth in Appendix E to this Proxy Statement.

     The day-to-day management of the portion of the Account allocated to Principal Global will be headed by the following persons:

     --William C. Armstrong. Mr. Armstrong leads the multi-sector/core portfolio management group for Principal Global. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his MA from the University of Iowa and his BA from Kearney State College.

     -- Timothy R. Warrick. Mr. Warrick is co-portfolio manager at Principal Global with responsibility for the U.S. multi-sector product with focus on the management of U.S. credit instruments. His prior responsibilities with the firm include portfolio management for multiple asset class portfolios, product development and fixed income credit analyst duties. He joined Principal Global in 1990. In 1996, Mr. Warrick joined ReliaStar Investment Research, Inc. and was responsible for multiple asset classes, including corporate bonds and leveraged bank loans. He rejoined Principal Global in 1998 as a portfolio manager. He received an MBA in Finance from Drake University and a BA in Accounting and Economics from Simpson College.

Spectrum

     Spectrum is an investment advisory firm that was founded in 1987 and is registered as an investment adviser under the Advisers Act. It is an affiliate of the Manager and Principal Global and a member of the Principal Financial Group. Spectrum's address is 4 High Ridge Park, Stamford, Connecticut 06905. As of December 31, 2004, Spectrum had approximately $12.4 billion in assets under management.

     The principal executive officers and the directors of Spectrum are: Mark A. Lieb, Director and Co-President; Bernard M. Sussman, Director, Co-President and Assistant Treasurer; David M. Blake, Director and Executive Vice President;
Jerald L. Bogart, Director; James P. McCaughan, Chairman; Ralph C. Eucher, Director; Richard W. Hibbs, Director; Karen E. Shaff, Executive Vice President and General Counsel; and Lisa Crossley, Chief Compliance Officer. Each person's position with Spectrum is his or her principal occupation, except that Mr.
Blake, Mr. Bogart, Mr. McCaughan, Mr. Eucher, Mr. Hibbs and Ms. Shaff hold positions with the Manager, Principal Global or Principal Financial Group, Inc. as set forth in Appendix E to this Proxy Statement. The address of each principal executive officer and director is 4 High Ridge Park, Stamford, Connecticut 06905, except that the addresses of Mr. Blake, Mr. Bogart, Mr. McCaughan, Mr. Eucher, Mr. Hibbs and Ms. Shaff are as set forth in Appendix E.

     The day-to-day management of the portion of the Account allocated to Spectrum will be headed by the following persons:

     --L. Phillip Jacoby. Mr. Jacoby is Senior Vice President and Portfolio Manager. Mr. Jacoby joined Spectrum in 1995 as Portfolio Manager. Previously, he was a Senior Investment Officer at USL Capital Corporation (a subsidiary of Ford Motor Corporation) and was a co-manager of a $600 million preferred stock portfolio. Mr. Jacoby received his BS in Finance from Boston University.

     --Bernard M. Sussman. Mr. Sussman is Chief Investment Officer and Chair of Spectrum's Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was with Goldman Sachs & Co. for nearly 18 years. A General Partner and head of the Preferred Stock Department, he was in charge of sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid market. He was a Limited Partner at Goldman Sachs from 1994-1996. He received a BS in Industrial Relations and an MBA in Finance, both from Cornell University.

Post

     Post is an investment advisory firm that was founded in 1992 and is registered as an investment adviser under the Advisers Act. It is an affiliate of the Manager and Principal Global and a member of the Principal Financial
Group. Post's address is 11755 Wilshire Blvd., Suite 1400, Los Angeles, California 90025. As of December 31, 2004, Post had had approximately $6.4 billion in assets under management.

     The principal executive officers and the directors of Post are: Lawrence Post, Director, Chief Executive Officer and Chief Investment Officer; Carl Goldsmith, Director, Executive Vice President and Senior Investment Officer; David M. Blake, Director; Richard W. Hibbs, Director; James P. McCaughan, Chairman; Karen E. Shaff, Executive Vice President and General Counsel; Tim Howald, Chief Operating Officer; Lawrence Goldman, Managing Director and Senior Vice President - Legal and Regulatory Affairs; Allan Schweitzer, Managing Director; Scott Klein, Managing Director; Jim LaChance, Managing Director; and Ann Marie Swanson, Chief Compliance Officer. Each person's position with Post is his or her principal occupation, except that Mr. Blake, Mr. Hibbs, Mr. McCaughan and Ms. Shaff hold positions with the Manager, Principal Global or Principal Financial Group, Inc. as set forth in Appendix E to this Proxy Statement. The address of each principal executive officer and director is 11755 Wilshire Blvd., Suite 1400, Los Angeles, California 90025, except that the addresses of Mr. Blake, Mr. Hibbs, Mr. McCaughan and Ms. Shaff are as set forth in Appendix E.

     The day-to-day management of the portion of the Account allocated to Post will be headed by the following persons:

     --Scott Klein. Mr. Klein is a managing director for Post. Prior to joining Post's predecessor in 1997, he spent five years as a bankruptcy attorney and then serving as vice president at Dabney Resnick Imperial. Mr. Klein holds a BA in Economics from the University of Pennsylvania's Wharton School of Business and a J.D. from the University of California, Los Angeles School of Law.

     --Lawrence A. Post. Mr. Post founded Post Advisory Group in 1992. Post was purchased by Principal in 2004. Mr. Post has over 30 years of investment experience. Prior to founding the Post Advisory Group in 1992, he founded the high yield bond department at Smith Barney, and subsequently served as director of high yield research at Salomon Brothers and co-director of research and senior trader at Drexel Burnham Lambert. Mr. Post received an MBA from the University of Pennsylvania's Wharton School of Business and a BA from Lehigh University.

     --Allan Schweitzer. Mr. Schweitzer is a Managing Director at Post. Prior to joining Post in 2000, he was a senior high yield analyst at Trust Company of the West ("TCW"). Prior to TCW, he was a high yield research analyst at Putnam Investments. Mr. Schweitzer received a BA in Business Administration from Washington University at St. Louis and his MBA from the University of Chicago with a concentration in analytical finance and international economics.

Board Considerations

     In making its decision to approve each of the Proposed Agreements and direct its submission to shareholders for a vote, the Board, including the Independent Directors, requested and evaluated information provided by the Manager, Principal Global, Spectrum and Post. The Independent Directors were assisted by independent legal counsel.

     In evaluating and approving the Proposed Agreements for the Bond Account, the Board considered, among other factors, the following:

     -- Principal Global's service since 1998 (including the service of its predecessors) as sub-adviser to various Accounts of the Fund and to other funds in the Fund Complex, the prior service since 2004 of Spectrum and Post as sub-advisors to, respectively, the Preferred Securities Fund and the High Yield Fund of Principal Investors Fund, Inc. and the Board's consequent familiarity with Principal Global, Spectrum and Post, which the Board considered positive;

     -- the nature and extent of the services to be provided by Principal Global (including, in addition to portfolio management, responsibilities for compliance with applicable 1940 Act requirements, reporting periodically to the Board and assisting the Board in carrying out its decisions) and by each of Spectrum and Post (including, in addition to portfolio management, furnishing reports to the Fund and Principal Global and making recommendations to the Board with respect to the policies of the Account) and the expected quality of those services, based on the past services to the Fund Complex of Principal Global, Spectrum and Post and the investment management experience and personnel of each of Principal Global, Spectrum and Post as noted below, which factors, with respect to the sub-advisor and both sub-sub-advisors, the Board concluded were likely to be comparable in relation to those currently provided to the Account as directly managed by the Manager;

     -- Principal Global's ability to supervise and monitor the sub-sub-advisors, the experience of each of Principal Global, Spectrum and Post in managing fixed-income securities, Spectrum's management approach of seeking to provide lower volatility and higher credit quality than high-yield corporate bonds by capitalizing on inefficiencies in the preferred securities market while emphasizing dividend yields, Post's expertise in managing complex, misunderstood, under-followed and therefore misvalued high-yield securities, and the performance of each of Principal Global, Spectrum and Post in managing accounts comparable to the Bond Account (or portfolios comparable to the portions of the Bond Account portfolio to be allocated to each), which the Board, with respect to each, believed to be favorable;

     -- the strength of the personnel, technical resources and operations of each of Principal Global, Spectrum and Post, which the Board, with respect to each, concluded were appropriate for the expected services; and

     -- the record of each of Principal Global, Spectrum and Post with respect to adhering to a fund's investment strategies, policies and risks, which led the Board to believe that it was likely that the sub-advisor and each sub-sub-advisor would adhere, in all material respects, to the Account's investment objective, policies and restrictions as set forth in the Fund's current Prospectus and Statement of Additional Information.

     In evaluating each of the Proposed Agreements, the Board was aware of the extent to which the proposed arrangements were comparable to arrangements under other sub-advisory and sub-sub-advisory agreements which it had approved with respect to Accounts of the Fund, including other sub-advisory agreements with Principal Global with respect to the Balanced, Equity Income, Government Securities and other Accounts and sub-advisory agreements with other affiliates of the Manager, but it did not rely on any specific comparison of the services to be provided and the fees to be paid under the Proposed Agreements with services provided and fees paid under other sub-advisory and sub-sub-advisory agreements. The Board did not consider fee, sub-advisor profitability or economy of scale issues to be particularly relevant in its consideration of each of the Proposed Agreements, particularly because the agreements are between the Manager and Principal Global, or between Principal Global and each sub-sub-advisor, and the fees for which the Proposed Agreements provide will be paid by the Manager or by Principal Global and not by the Account. In this connection, the Board concluded that the Proposed Agreements would not result in any change in the management fees paid by the Account or in any economic benefit to the Manager.

     Based on these considerations, the Board concluded that each of the Proposed Agreements would be in the best interests of the Bond Account and its shareholders and decided to recommend that shareholders of each Account approve each of the Proposed Agreements for that Account.

The Management  Agreement

     The Manager serves as the manager of the Account pursuant to a Management Agreement between the Manager and the Fund with respect to the Account. The Manager handles the business affairs of the Account and in that connection provides clerical, recordkeeping, and bookkeeping services and keeps the required financial and accounting records. In addition, the Manager performs the portfolio management function directly or arranges for it to be performed by a sub-advisor.

     Under the Management Agreement, the Account pays the Manager a fee which is computed and accrued daily and payable monthly at the annual rates (as percentages of average daily net assets) specified in the following table:

                      Management Fee Table - Bond Account

                           Net Assets of the Account

     First          Next           Next            Next              Over
$100 million    $100 million    $100 million    $100 million    $400 million
    0.50%          0.45%           0.40%           0.35%             0.30%

     During the fiscal year ended December 31, 2004, the Bond Account paid the Manager $1,239,048 (an annual rate of 0.45% of average daily net assets) for services provided under the Management Agreement. As stated above, the Proposed Agreements, if approved by shareholders of the Account, will have the effect of reducing the amount of the management fee retained by the Manager.

Additional Information

     For additional information regarding the Manager, Principal Global and the proposed new sub-sub-advisors, see Appendix E to this Proxy Statement.


Required  Vote

     The shareholders of the Bond Account will vote separately on Proposals 2C, 2D and 2E. The vote required to approve each Proposal is a Majority of the Outstanding Voting Securities of the Account.

     If one or more of the Proposals is not approved by the shareholders of the Account, the Board, in consultation with the Manager, will determine the appropriate course to arrange for sub-advisory services for the Account and, if required by law, will submit an alternative proposal to shareholders of the Account at a future shareholders meeting. Pending such alternative arrangements, the Account will continue to be managed directly by the Manager if the sub-advisory agreement with Principal Global is not approved, and will be managed by Principal Global as sub-advisor if the sub-advisory agreement with Principal Global is approved. Principal Global will manage the Account with either of Spectrum or Post as sub-sub-advisor if only one of the proposed sub-sub-advisory agreements is approved.

                       The Board of Directors unanimously
 recommends that shareholders of the Account vote "For" each of the Proposals.

Proposal 2F - Agreement with Spectrum Asset  Management,  Inc.  ("Spectrum")  as
     Sub-Sub-Advisor  for the Equity Income Account

Proposal 2G - Agreement with Principal Real Estate  Investors,  LLC  ("Principal
     REI") as Sub-Sub-Advisor for the Equity Income Account

(Equity Income Account Only)

         At a meeting on February 24, 2005, the Board, including the Independent Directors, unanimously approved new sub-sub-advisory agreements between Principal Global and each of Spectrum and Principal REI with respect to the Equity Income Account (the "Proposed Agreements"). Currently, the Account has a sub-advisory agreement with Principal Global which permits Principal Global to delegate to one or more sub-sub-advisors the day-to-day investment management of the Account. If shareholders of the Account approve both Proposed Agreements, the Account will have two sub-sub-advisors. Principal Global believes that the investment management of the Account will benefit from the particular skills and expertise of Spectrum in managing preferred securities and Principal REI in managing real estate securities. Principal Global's present intention is to allocate a portion of the assets of the Account between Spectrum and Principal REI while continuing to manage a portion of the Account's assets itself, but it has as yet made no decision as to an initial percentage allocation. Principal Global expects to vary such allocation from time to time.
         Shareholders of the Account are being asked to approve the Proposed Agreement with Spectrum under Proposal 2F and the Proposed Agreement with Principal REI under Proposal 2G.
         Under the Account's sub-advisory agreement with Principal Global, Principal Global is compensated by the Manager and not by the Account. Under the Proposed Agreements, each of Spectrum and Principal REI will be compensated by Principal Global and not by the Account. Approval of the Proposed Agreement will not change the compensation that the Account pays to the Manager under its Management Agreement.

The Proposed Agreements

         The following description of each of the Proposed Agreements is qualified in its entirety by reference to the form of Sub-Sub-Advisory Agreement included as Appendix D to this Proxy Statement. The terms of the two sub-sub-advisory agreements are the same except as indicated otherwise below.
         Under the Proposed Agreements, each of Spectrum and Principal REI will manage the day-to-day investment of the portion of the Account's assets allocated to it consistent with the Account's investment objectives, policies and restrictions and will be responsible for, among other things, placing all orders for the purchase and sale of portfolio securities with respect to that portion of the Account, subject to supervision and monitoring by Principal Global and oversight by the Board, and will provide, at its own expense, all investment, management and administrative personnel, facilities and equipment necessary for the investment advisory services which it conducts for the Account.
         Each of the Proposed Agreements provides that the sub-sub-advisor shall not be liable to the Manager, Principal Global, the Account or its shareholders for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duties under the agreement on the part of the sub-sub-advisor.
         If approved by shareholders, each of the Proposed Agreements will become effective on the date of such approval and will remain in effect for an initial one-year period. Thereafter, each Proposed Agreement will continue for successive one-year terms, provided that such continuation is specifically approved at least annually either by the Board of Directors or by a vote of a Majority of the Outstanding Voting Securities of the Account, and in either event by a vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval. Each of the Proposed Agreements may be terminated at any time without the payment of any penalty by the Board, Principal Global or the sub-sub-advisor or by vote of a Majority of the Outstanding Voting Securities of the Account on sixty days' written notice. Each of the Proposed Agreements will automatically terminate without penalty in the event of its assignment.
         Under the Proposed Agreement with Spectrum, Principal Global will pay Spectrum an annual fee of $1,750. Under the Proposed Agreement with Principal REI, Principal REI's compensation is currently zero.
         Entering into the Proposed Agreements will not change the management fee that the Account pays the Manager under its Management Agreement or the sub-advisory fee that the Manager pays Principal Global under its sub-advisory agreement. Principal Global, and not the Account, will bear the expenses (if any) of the services that each of Spectrum and Principal REI provides to the Account under the Proposed Agreements. If approved by shareholders of the Account, however, the Proposed Agreement with Spectrum will have the effect of reducing the amount of the sub-advisory fee retained by Principal Global.

Spectrum
         Spectrum is an investment advisory firm that was founded in 1987 and is registered as an investment adviser under the Advisers Act. It is an affiliate of the Manager and Principal Global and a member of the Principal Financial Group. Spectrum's address is 4 High Ridge Park, Stamford, Connecticut 06905. As of December 31, 2004, Spectrum had approximately $12.4 billion in assets under management.

     The principal executive officers and the directors of Spectrum are: Mark A. Lieb, Director and Co-President; Bernard M. Sussman, Director, Co-President and Assistant Treasurer; David M. Blake, Director and Executive Vice President;
Jerald L. Bogart, Director; James P. McCaughan, Chairman; Ralph C. Eucher, Director; Richard W. Hibbs, Director; Karen E. Shaff, Executive Vice President and General Counsel; and Lisa Crossley, Chief Compliance Officer. Each person's position with Spectrum is his or her principal occupation, except that Mr.
Blake, Mr. Bogart, Mr. McCaughan, Mr. Eucher, Mr. Hibbs and Ms. Shaff hold positions with the Manager, Principal Global or Principal Financial Group, Inc. as set forth in Appendix E to this Proxy Statement. The address of each principal executive officer and director is 4 High Ridge Park, Stamford, Connecticut 06905, except that the addresses of Mr. Blake, Mr. Bogart, Mr. McCaughan, Mr. Eucher, Mr. Hibbs and Ms. Shaff are as set forth in Appendix E.

     The day-to-day management of the portion of the Account allocated to Spectrum will be headed by the following persons:

     --L. Phillip Jacoby. Mr. Jacoby is Senior Vice President and Portfolio Manager. Mr. Jacoby joined Spectrum in 1995 as Portfolio Manager. Previously, he was a Senior Investment Officer at USL Capital Corporation (a subsidiary of Ford Motor Corporation) and was a co-manager of a $600 million preferred stock portfolio. Mr. Jacoby received his BS in Finance from Boston University.

     --Bernard M. Sussman. Mr. Sussman is Chief Investment Officer and Chair of Spectrum's Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was with Goldman Sachs & Co. for nearly 18 years. A General Partner and head of the Preferred Stock Department, he was in charge of sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid market. He was a Limited Partner at Goldman Sachs from 1994-1996. He received a BS in Industrial Relations and an MBA in Finance, both from Cornell University.

Principal REI

     Principal REI is an indirect, wholly-owned subsidiary of Principal Life and an affiliate of the Manager. It is registered as an investment adviser under the Advisers Act. Its address is 1800 Hub Tower, 699 Walnut, Des Moines, Iowa 50309. Principal REI was founded in 2000. It manages investments for institutional investors, including Principal Life. At December 31, 2004, Principal REI had approximately $27.8 billion in assets under management.

     The  principal  executive  officers and the directors of Principal REI are:
Patrick G.  Halter,  Chairman  and Chief  Executive  Officer;  Steven K. Graves,
Director and Chief Operating Officer; Jerald L. Bogart, Director; James P. McCaughan, Director; Randall C. Mundt, Director, President and Chief Investment Officer; Stephen W. Pick, Director and Chief Finance Officer; Frank E. Schmitz, Director; and Michael A. Migro, Chief Operating Officer and Chief Compliance Officer. Each person's position with Principal REI is his principal occupation, except that Mr. Bogart, Mr. Mundt and Mr. Migro have positions with Principal Global as set forth in Appendix G to this Proxy Statement. The address of each such person is 1800 Hub Tower, 699 Walnut , Des Moines, Iowa 50309, except that the address for each of Mr. Bogart, Mr. Mundt and Mr. Migro is as set forth in Appendix E.

     The day-to-day management of the portion of the Account allocated to Principal REI will be headed by the following person:

     -- Kelly D. Rush, CFA. Mr. Rush directs the Real Estate Investment Trust ("REIT") activity for Principal REI. Mr. Rush joined the Principal Financial Group in 1987 and has been dedicated to public real estate investments since 1995. His experience included the structuring of public real estate transactions that include commercial mortgage loans and the issuance of unsecured bonds. He received his MA and BA in Finance from the University of Iowa.

Board Considerations

     In making its decision to approve each of the Proposed Agreements and direct its submission to shareholders for a vote, the Board, including the Independent Directors, requested and evaluated information provided by the Manager, Principal Global, Spectrum and Principal REI. The Independent Directors were assisted by independent legal counsel.

     In evaluating and approving the Proposed Agreements, the Board considered, among other factors, the following:

     -- Principal REI's prior service since 2000 as sub-adviser to the Real Estate Securities Fund of Principal Investors Fund, Inc. and Spectrum's prior service since 2004 as sub-advisor to the Preferred Securities Fund of Principal Investors Fund, Inc. and the Board's consequent familiarity with Principal REI and Spectrum, which the Board considered positive;

     -- the nature and extent of the services to be provided by each of Spectrum and Principal REI (including, in addition to portfolio management, furnishing reports to the Fund and Principal Global and making recommendations to the Board with respect to the policies of the Account), and the expected quality of such services, based on the past service of the sub-sub-advisors to the Fund Complex and their respective investment management experience and personnel as noted below, which, with respect to each sub-sub-advisor, the Board concluded were likely to be comparable in relation to those provided to the Account under the sub-advisory agreement with Principal Global;

     -- the experience and expertise of Principal REI in investing in real estate securities and of Spectrum in investing in preferred securities, and the performance of each of Spectrum and Principal REI in managing accounts comparable to the Equity Income Account (or portfolios comparable to the portions of the Equity Income Account portfolio to be allocated to each), which factors the Board, with respect to each sub-sub-advisor, believed to be favorable;

     -- the strength of the personnel, technical resources and operations of each of Spectrum and Principal REI, which the Board, with respect to each sub-sub-advisor, concluded were appropriate for the expected services; and

     -- the record of each of Spectrum and Principal REI with respect to adhering to a fund's investment strategies, policies and risks, which led the Board to believe that it was likely that each sub-sub-advisor would adhere, in all material respects, to the Account's investment objective, policies and restrictions as set forth in the Fund's current Prospectus and Statement of Additional Information.

     In evaluating each of the Proposed Agreements, the Board was aware of the extent to which the proposed arrangements were comparable to arrangements under other sub-advisory or sub-sub-advisory agreements which it had approved with respect to Accounts of the Fund, including sub-advisory agreements with Principal Global and other affiliates of the Manager, as well as with sub-advisory arrangements with respect to other funds in the Fund Complex, including sub-advisory agreements with Principal REI and Spectrum for the funds of Principal Investors Fund, Inc. identified above, but it did not rely on any specific comparison of the services to be provided and the fees to be paid under the Proposed Agreements with services provided and fees paid under other sub-advisory or sub-sub-advisory agreements. The Board did not consider fee, sub-advisor profitability or economy of scale issues to be particularly relevant in its consideration of the Proposed Agreements, particularly because the agreements are between Principal Global and each of Spectrum and Principal REI and the fees for which the Proposed Agreements provide will be paid by Principal Global and not by the Account. In this connection, the Board concluded that the Proposed Agreements would not result in any change in the management fees paid by the Account or in any economic benefit to the Manager.

     Based on these considerations, the Board concluded that each of the Proposed Agreements would be in the best interests of the Account and its shareholders and decided to recommend that shareholders of the Account approve the Proposed Agreements.

The  Management  Agreement

     The Manager serves as the manager of the Account pursuant to a Management Agreement between the Manager and the Fund with respect to the Account. The Manager handles the business affairs of the Account and in that connection provides clerical, recordkeeping, and bookkeeping services and keeps the required financial and accounting records. In addition, the Manager performs the portfolio management function directly or arranges for it to be performed by a sub-advisor.

     Under the Management Agreement, the Account pays the Manager a fee which is computed and accrued daily and payable monthly at the annual rates (calculated as percentages of average daily net assets) specified in the following table:

                  Management Fee Table - Equity Income Account

                           Net Assets of the Account

    First           Next            Next            Next            Over
$100  million   $100  million   $100 million    $100 million    $400 million
    0.60%            0.55%           0.50%           0.45%           0.40%

     During the fiscal year ended December 31, 2004, the Equity Income Account paid the Manager $214,226 (an annual rate of 0.60% of average daily net assets) for services provided under the Management Agreement.

The Sub-Advisory Agreement with Principal Global

     As permitted by the Management Agreement, the Manager has entered into a sub-advisory agreement with Principal Global pursuant to which Principal Global has assumed the obligations of the Manager to provide investment advisory services to the Account.

     Under the sub-advisory agreement with Principal Global, the Manager pays Principal Global a fee which is computed and paid monthly at the annual rates (as percentages of the Account's net assets on the first day of the month) specified in the following table:

                 Sub-Advisory Fee Table - Equity Income Account

                           Net Assets of the Account

    First           Next             Next            Next            Next            Next           Over
$50  million    $50 million     $100 million    $200 million    $350 million    $750 million    $1.5 billion
    0.27%           0.25%            0.22%           0.18%           0.13%           0.09%           0.06%

     During the fiscal year ended December 31, 2004, the Manager paid Principal Global $71,338 (an annual rate of 0.20% of average daily net assets) for its sub-advisory services to the Account. As stated above, if approved by shareholders of the Account, the Proposed Agreement with Spectrum will have the effect of reducing the amount of the sub-advisory fees retained by Principal Global.

Additional Information

     For additional information regarding the Manager, Principal Global and the proposed new sub-sub-advisors, see Appendix E to this Proxy Statement.

Required Vote

     Shareholders of the Equity Income Account will vote separately on Proposals 2F and 2G. The vote required to approve each Proposal is a Majority of the Outstanding Voting Securities of the Account.

     If a Proposal is not approved by the shareholders of the Account, the Board, in consultation with the Manager and Principal Global, will determine the appropriate course to arrange for portfolio management services for the Account and, if required by law, will submit an alternative proposal to shareholders of the Account at a future shareholders meeting. Pending such alternative arrangement, the Account will continue to be managed by Principal Global, and Principal Global will manage the Account with either of Spectrum or Principal REI as sub-sub-advisor if only one of the proposed sub-sub-advisory agreements is approved.

       The Board of Directors unanimously recommends that shareholders of the Account vote "For" each of the Proposals.

Proposal 2H -- Agreement with Principal Real Estate  Investors,  LLC ("Principal
     REI") as Sub-Advisor for the Real Estate Securities Account

(Real Estate Securities Account Only)

         At a meeting on February 24, 2005 , the Board of Directors, including the Independent Directors, unanimously approved a new sub-advisory agreement between the Manager and Principal REI with respect to the Real Estate Securities Account (the "Proposed Agreement"). Currently, the Real Estate Securities Account does not have sub-advisory arrangements and is managed directly by the Manager.

     Under the Proposed Agreement, Principal REI will be compensated by the Manager and not by the Account. Approval of the Proposed Agreement will not change the compensation that the Account pays to the Manager under its Management Agreement.

The Proposed Agreement

         The following description of the Proposed Agreement is qualified in its entirety by reference to the form of Proposed Agreement included as Appendix C to this Proxy Statement.

         Under the Proposed Agreement, Principal REI will manage the day-to-day investment of the Account's assets consistent with the Account's investment objectives, policies and restrictions and is responsible for, among other things, placing all orders for the purchase and sale of portfolio securities, subject to supervision and monitoring by the Manager and oversight by the Board, and will provide, at its own expense, all investment, management and administrative personnel, facilities and equipment necessary for the conduct of the investment advisory services for the Account.
         The Proposed Agreement provides that Principal REI and its officers, employees, agents, or affiliates shall not be liable to the Manager, the Account or its shareholders for any loss suffered by the Manager of the Account resulting from any error of judgment made in the good faith exercise of Principal REI's investment discretion in connection with selecting investments for the Account or as a result of the failure by the Manager of any of its affiliates to comply with the terms of the Agreement, except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties Principal REI or any of its officers, employees, agents or affiliates.
         If approved by shareholders, the Proposed Agreement will become effective on the date of such approval and will remain in effect for an initial one-year period. Thereafter, the Proposed Agreement will continue for successive one-year terms, provided that such continuation is specifically approved at least annually either by the Board of Directors or by a vote of a majority of the outstanding voting securities of the Account, and in either event by a vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval. The Proposed Agreement may be terminated at any time without the payment of any penalty by the Board, the Manager or Principal REI or by vote of a majority of outstanding voting securities of the Account on sixty days' written notice. The Proposed Agreement will automatically terminate without penalty in the event of its assignment.
         Under the Proposed Agreement, the Manager will pay Principal REI a fee which is computed and paid monthly at the annual rate (calculated as a percentage of the Account's net assets on the first day of the month) of 0.55%.
         In calculating the fee rate for the Account, the term "Net Assets" includes the net assets of the Account plus the net assets of any unregistered separate account of Principal Life and any investment company sponsored by Principal Life to which Principal REI provides investment services and which have the same investment mandate as the Account.
         Entering into the Proposed Agreement will not change the management fee that the Account pays the Manager under its Management Agreement. The Manager, and not the Account, will bear the expenses of the services that Principal REI provides to the Accounts under the Proposed Agreement. If approved by shareholders of the Account, however, the Proposed Agreement will have the effect of reducing the amount of the management fee retained by the Manager.

Principal REI

         Principal REI is an indirect, wholly-owned subsidiary of Principal Life and an affiliate of the Manager. It is registered as an investment adviser under the Advisers Act. Its address is 1800 Hub Tower, 699 Walnut, Des Moines, Iowa 50309. Principal REI was founded in 2000. It manages investments for institutional investors, including Principal Life. At December 31, 2004, Principal REI had approximately $27.8 billion in assets under management.
         The principal executive officers and the directors of Principal REI are: Patrick G. Halter, Chairman and Chief Executive Officer; Steven K. Graves, Director and Chief Operating Officer; Jerald L. Bogart, Director; James P. McCaughan, Director; Randall C. Mundt, Director, President and Chief Investment Officer; Stephen W. Pick, Director and Chief Finance Officer; Frank E. Schmitz, Director; and Michael A. Migro, Chief Operating Officer and Chief Compliance Officer. Each person's position with Principal REI is his principal occupation, except that Mr. Bogart, Mr. Mundt and Mr. Migro have positions with Principal Global as set forth in Appendix E. The address of each such person is 1800 Hub Tower, 699 Walnut , Des Moines, Iowa 50309, except that the address for each of Mr. Bogart, Mr. Mundt and Mr. Migro is as set forth in Appendix E.

     The day-to-day management of the Account for Principal REI will be headed by the following person:

     -- Kelly D. Rush, CFA. Mr. Rush directs the Real Estate Investment Trust ("REIT") activity for Principal REI. Mr. Rush joined the Principal Financial Group in 1987 and has been dedicated to public real estate investments since 1995. His experience included the structuring of public real estate transactions that include commercial mortgage loans and the issuance of unsecured bonds. He received his MA and BA in Finance from the University of Iowa.

Board Considerations

         In making its decision to approve the Proposed Agreement and direct its submission to shareholders for a vote, the Board, including the Independent Directors, requested and evaluated information provided by the Manager and Principal REI. The Independent Directors were assisted by independent legal counsel.

     In evaluating and approving the Proposed Agreement, the Board considered, among other factors, the following:

     -- Principal REI's prior service since 2000 as sub-advisor to the Real Estate Securities Fund of Principal Investors Fund, Inc. and the Board's consequent familiarity with Principal REI as a sub-advisor, which the Board considered positive;

     -- the nature and extent of the services to be provided by Principal REI (including, in addition to portfolio management, responsibilities for compliance with applicable 1940 Act requirements, reporting periodically to the Board and assisting the Board in carrying out its decisions) and the expected quality of those services, based on Principal REI's past service to the Fund Complex and its investment management experience and personnel as noted below, which the Board concluded were likely to be comparable in relation to those currently provided to the Account as directly managed by the Manager;

     -- Principal REI's experience and expertise in investing in real estate securities and its performance in managing funds comparable to the Real Estate Securities Account, including the Real Estate Securities Fund of Principal Investors Fund, Inc., which the Board believed to be favorable;

     -- the strength of Principal REI's personnel, technical resources and operations, which the Board concluded was appropriate for the expected services; and

     -- Principal REI's record with respect to adhering to a fund's investment strategies, policies and risks, which led the Board to believe that it was likely that Principal REI would adhere, in all material respects, to the Account's investment objective, policies and restrictions as set forth in the Fund's current Prospectus and Statement of Additional Information.

     In evaluating the Proposed Agreement, the Board was aware of the extent to which the proposed arrangements were comparable to arrangements under other sub-advisory agreements which it had approved with respect to Accounts of the Fund, including sub-advisory agreements with Principal Global and other sub-advisors affiliated with the Manager, as well as with sub-advisory arrangements with respect to other funds in the Fund Complex, including the sub-advisory agreement with Principal REI with respect to the Real Estate Securities Fund of Principal Investors Fund, Inc., but it did not rely on any specific comparison of the services to be provided and the fees to be paid under the Proposed Agreement with services provided and fees paid under other sub-advisory agreements. The Board did not consider fee, sub-advisor profitability or economy of scale issues to be particularly relevant in its consideration of the Proposed Agreement, particularly because the agreement is between the Manager and the sub-advisor and the fees for which the Proposed Agreement provides will be paid by the Manager and not by the Account. In this connection, the Board concluded that the Proposed Agreement would not result in any change in the management fees paid by the Account or in any economic benefit to the Manager.

     Based on these considerations, the Board concluded that the Proposed Agreement would be in the best interests of the Account and its shareholders and decided to recommend that shareholders of the Account approve the Proposed Agreement.

The  Management  Agreement

     The Manager serves as the manager of the Account pursuant to a Management Agreement between the Manager and the Account with respect to the Account. The Manager handles the business affairs of the Account and in that connection provides clerical, recordkeeping, and bookkeeping services and keeps the required financial and accounting records. In addition, the Manager performs the portfolio management function directly, as it currently does for the Real Estate Securities Account, or arranges for it to be performed by a sub-advisor.

     Under the Management Agreement, the Account pays the Manager a fee which is computed and accrued daily and payable monthly at the annual rates (as percentages of average daily net assets) specified in the following table:

              Management Fee Table - Real Estate Securities Account

                              Net Assets of Account

      First             Next            Next            Next            Over
   $100 million    $100 million    $100 million    $100 million    $400 million
        0.90%           0.85%           0.80%           0.75%           0.70%

     During the fiscal year ended December 31, 2004, the Real Estate Securities Account paid the Manager $972,586 (an annual rate of 0.90% of average daily net assets) for services provided under the Management Agreement. As stated above, the Proposed Agreement, if approved by shareholders of the Account, will have the effect of reducing the amount of the management fee retained by the Manager.

Additional  Information

     For additional information regarding the Manager and Principal REI, see Appendix E to this Proxy Statement.

Required Vote

     Only shareholders of the Real Estate Securities Account will vote on this Proposal. The vote required to approve the Proposal is a Majority of the Outstanding Voting Securities of the Account.

     If the Proposal is not approved by the shareholders of the Account, the Board, in consultation with the Manager, will determine the appropriate course to arrange for sub-advisory services for the Account and, if required by law, will submit an alternative proposal to shareholders of the Account at a future shareholders meeting. Pending such alternative arrangement, the Account will continue to be managed directly by the Manager.

               The Board of Directors unanimously recommends that
              shareholders of the Account vote "For" the Proposal.

                                   PROPOSAL 3

     APPROVAL OF RECLASSIFYING THE INVESTMENT OBJECTIVE OF EACH ACCOUNT AS
  A "NON-FUNDAMENTAL" POLICY WHICH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL

(All  Accounts)

           At its February 24, 2005 meeting, the Board of Directors, including the Independent Directors, unanimously approved, and the Board recommends that shareholders of each Account approve, a proposal that the investment objective of each Account be reclassified from a "fundamental" policy to a "non-fundamental" policy.

     As with all mutual funds, the Fund has adopted certain investment restrictions or policies that are "fundamental," meaning that as a matter of law they cannot be changed without shareholder approval as required by the 1940 Act. Restrictions and policies that the Fund has not designated as fundamental policies are considered to be "non-fundamental" policies, which may be changed by the Board without shareholder approval. Each Account of the Fund has a stated investment objective which it pursues through separate investment strategies and which is currently a fundamental policy which cannot be changed without shareholder approval. The stated investment objectives of the Accounts are set forth in Appendix F to this Proxy Statement.

     Reclassifying the investment objective of each Account from fundamental to non-fundamental will give the Board of Directors greater flexibility to respond more quickly to new developments and changing trends in the marketplace by adjusting the management of and investment opportunities available to the Account.

     This is particularly the case in view of the Fund's "manager of managers" operating structure. Under this structure, the Manager, pursuant to an SEC order, is permitted to appoint sub-advisors (other than sub-advisors affiliated with the Manager) for the Accounts and change the terms of sub-advisory agreements (including sub-advisory fees) with such sub-advisors without shareholder approval. The Fund is thus able to change sub-advisors from time to time without the expense and delays associated with obtaining shareholder approval. The proposed reclassification as non-fundamental of the investment objectives of the Accounts will facilitate the Fund's ability to select and engage new sub-advisors under circumstances when, for example, a sub-advisor change would be advantageous for an Account but the proposed new sub-advisor has an investment approach that differs sufficiently from that of the Account's existing sub-advisor to make appropriate a change in the Account's stated investment objective. Most of the Accounts have previously approved operating under the Fund's manager-of managers structure; the remaining Accounts (the International Emerging Markets, Principal Lifetime 2010, Principal Lifetime 2020, Principal Lifetime 2030, Principal Lifetime 2040, Principal Lifetime 2050 and Principal Lifetime Strategic Income Accounts) are being asked to do under Proposal 5 below.

     The Board does not presently intend to make any significant change to the investment objective of any Account. If the proposed reclassification is approved by shareholders, shareholders will receive notice of any change in an Account's investment objective prior to its implementation.

Required  Vote

     Approval of the proposed reclassification with respect to each Account will require the affirmative vote of a Majority of the Outstanding Voting Securities of the Account. If approved by shareholders of an Account, the reclassification of its investment objective as non-fundamental will become effective as of June 30, 2005. If the required shareholder approval is not obtained, the current classification of an Account's investment objective as fundamental will remain in effect pending shareholder approval of another proposed change or other
definitive   action.

               The Board of Directors unanimously recommends that
             shareholders of each Account vote "For" the Proposal.

                                   PROPOSAL 4
                      APPROVAL OF AMENDMENTS TO THE FUND'S
                            ARTICLES OF INCORPORATION
                    DEALING WITH REORGANIZATIONS OF ACCOUNTS

Proposal 4A - Amendment  to Clarify the  Authority  of the Board of Directors to
     Approve Account Combinations Without Shareholder Approval

(All Accounts)

         At its February 24, 2005 meeting, the Board of Directors, including the Independent Directors, unanimously approved, and the Board recommends that shareholders of the Fund approve, a proposed amendment to the Fund's Articles of Incorporation that would clarify the authority of the Board, without a shareholder vote, to approve a merger or consolidation of an Account of the Fund with, or the sale of all or substantially all the assets of an Account to, another Account of the Fund or another fund (an "Account Combination") under certain circumstances.
         Section 17 of the 1940 Act prohibits or limits certain transactions between affiliated funds. On July 26, 2002, the SEC amended Rule 17a-8 under the 1940 Act to permit combinations of affiliated funds without shareholder approval in certain circumstances to reduce the need for affiliated funds to incur the expense of soliciting proxies when a combination does not raise significant issues for shareholders. The Rule requires a fund board (including a majority of the independent directors) to determine that any combination is in the best interests of the fund and will not dilute the interests of existing shareholders. Shareholders of an acquired affiliated fund will still be required to approve a combination that would result in a material change in a fundamental investment policy, a material change to the terms of an advisory agreement or the institution of or an increase in Rule 12b-1 fees or when the board of the surviving fund does not have a majority of independent trustees who were elected by its shareholders.
         Under Maryland law, shareholder approval is currently required for the merger or consolidation of or the sale of substantially all the assets of the Fund to another fund. The proposed amendment will have no affect on these requirements of Maryland law. Maryland law, however, does not expressly require shareholder approval of Account Combinations, that is, combinations involving separate series of a registered investment company. The proposed amendment would clarify the authority of the Board to effect Account Combinations without shareholder action or approval. Shareholder approval will still be obtained for Account Combinations when required by Rule 17a-8 or, in the case of combinations with unaffiliated funds, when the Board deems it appropriate.
         The proposed amendment to the Articles of Incorporation, consistent with amended Rule 17a-8, authorizes the Board to approve an Account Combination without a shareholder action or approval only if permitted by the 1940 Act, Maryland law and other applicable laws and regulations. The amendment will provide the Board with increased flexibility to react more quickly to new developments and changes in competitive and regulatory conditions and, as a consequence, may result in Accounts that operate more efficiently and economically. If the amendment is approved, the Board will continue to exercise its fiduciary obligations in approving any combination transaction. The Board will evaluate any and all information reasonably necessary to make its determination and consider and give appropriate weight to all pertinent factors in fulfilling its fiduciary obligations to act with due care and in the best interests of shareholders.
         Currently, the Fund's Articles of Incorporation do not address reorganizations such as mergers, consolidations or sales of substantially all the assets of Accounts. If the proposed amendment is approved by shareholders, new Section 12 will be added to Article V of the Articles of Incorporation to provide as follows (the Articles refer to the Fund as the "Corporation" and to an Account as a "series" or a "series of shares"):

                  Section 12. Reorganization. The Board may merge or consolidate one or more series of shares with, and may sell, convey and transfer the assets belonging to any one or more series of shares to, another corporation, trust, partnership, association or other organization, or to the Corporation to be held as assets belonging to another series of shares, in exchange for cash, securities or other consideration (including, in the case of a transfer to another series of shares of the Corporation, shares of such other series of shares) with such transfer being made subject to, or with the assumption by the transferee of, the liabilities belonging to each transferor series of shares if deemed appropriate by the Board. The Board shall have the authority to effect any such merger, consolidation or transfer of assets, without action or approval of the shareholders, to the extent consistent with applicable laws and regulations.

         The authority granted to the Board under the proposed amendment, and the Board's flexibility in administering the Account, will be further enhanced if shareholders also approve Proposals 4B and 4C below, which are related proposed amendments to the Articles of Incorporation. Proposal 4B would authorize the Board, without shareholder action or approval, to liquidate the assets attributable to an Account or a class of shares, a step which is necessary to complete an Account Combination in which an Account transfers substantially all its assets to another Account in exchange for shares issued by the Account to which the assets are transferred. Proposal 4C would authorize the Board to designate a class of shares of an Account as a separate Account. This proposal would authorize the Board to convert a class of shares into an Account for purposes of combining that class of shares with another Account.

Required Vote

         The shareholders of all the Accounts will vote together on the Proposal. The vote required to approve this Proposal is a Majority of the Outstanding Voting Securities of the Fund entitled to vote on the Proposal.

     The Board of Directors unanimously recommends that shareholders of the
                         Fund vote "For" the Proposal.

Proposal 4B - Amendment  to Authorize  the Board of  Directors to Liquidate  the
     Assets Attributable to an Account or Class of Shares and Terminate the Account or Class of Shares Without Shareholder Approval

(All Accounts)

         At its February 24, 2005 meeting, the Board of Directors, including the Independent Directors, unanimously approved, and the Board recommends that shareholders of the Fund approve, a proposed amendment to the Fund's Articles of Incorporation that would authorize the Board to liquidate the assets attributable to an Account or class of shares and terminate the Account or class of shares without a shareholder vote. Currently, the Articles of Incorporation require shareholder approval for such transactions.
         The amendment will give the Board more flexibility and, subject to applicable requirements of the 1940 Act and Maryland law, broader authority to act with respect to the administration and operation of the Accounts. The 1940 Act and Maryland law do not require shareholder approval of a Board decision to liquidate the assets attributable to a particular Account or class of shares and to terminate the Account or class of shares. The presence of the shareholder approval requirement can delay and add expense to the implementation of action which the Board believes is in the best interests of shareholders. The Board has no present intention to liquidate the assets attributable to any Account or class of shares, but it believes that having the authority to implement such action in the future without obtaining shareholder approval will permit more efficient administration of the affairs of the Fund. The proposed amendment will not alter in any way the Board's existing fiduciary obligations to act with due care and in the best interests of shareholders. Before using the new flexibility provided by the proposed amendment, the Board of Directors must first consider the best interests of shareholders and then act accordingly.
         As stated above, the authority granted to the Board under the proposed amendment, together with the authority that would be granted to the Board if Proposal 4A above and Proposal 4C below are also approved by shareholders, is intended to facilitate Account Combinations.
         Section 1(c)(4) of Article V of the Articles of Incorporation addresses "Liquidation" of the Fund or of the assets attributable to a particular Account or class of shares. If the proposed amendment is approved by shareholders,
Section 1(c)(4) as so amended will provide as follows (new language is underlined; language to be deleted is [bracketed]; the Articles refer to the Fund as the "Corporation" and to an Account as a "series" or a "series of shares"):
         (4) Liquidation. In the event of the liquidation of the Corporation or of the assets attributable to a particular series or class, the shareholders of each series or class that has been established and designated and is being liquidated shall be entitled to receive, as a series or class, when and as declared by the Board of Directors, the excess of the assets belonging to that series or class over the liabilities belonging to that series or class. The holders of shares of any series or class shall not be entitled thereby to any distribution upon liquidation of any other series or class. The assets so distributable to the shareholder of any particular series or class shall be distributed among such shareholders according to their respective rights taking into account the proper allocation of expenses being borne by that series or class. The liquidation of assets attributable to any particular series or class in which there are shares then outstanding and the termination of the series or the class may be authorized by vote of a majority of the Board of Directors then in office, without action or approval of the shareholders, to the extent consistent with applicable laws and regulation [subject to the approval of a majority of the outstanding voting securities of that series or class, as defined in the Investment Company Act of 1940, as amended]. In the event that there are any general assets not belonging to any particular series or class of stock and available for distribution, such distribution shall be made to holders of stock of various series or classes in such proportion as the Board of Directors determines to be fair and equitable, and such determination by the Board of Directors shall be conclusive and binding for all purposes.

Required Vote

         The shareholders of all the Accounts will vote together on the Proposal. The vote required to approve this Proposal is a Majority of the Outstanding Voting Securities of the Fund entitled to vote on the Proposal.

         If the Proposal is not approved by shareholders, the current provision of the Articles of Incorporation will remain in effect, and liquidations of assets and terminations of Accounts and classes of shares which the Board determines are in the best interests of shareholders will be subject to the added delay and expense associated with obtaining shareholder approval.

               The Board of Directors unanimously recommends that
                shareholders of the Fund vote "For" the Proposal.

Proposal 4C - Amendment to Authorize the Board of Directors To Designate a Class of Shares of an Account as a Separate Account

(All Accounts)

         At its February 24, 2005 meeting, the Board of Directors, including the Independent Directors, unanimously approved, and the Board recommends that shareholders of the Fund approve, a proposed amendment to the Fund's Articles of Incorporation that would authorize the Board to designate any class of shares of an Account of the Fund as a separate Account.
         Under the Articles of Incorporation, the Board of Directors has authority, without action or approval of shareholders, to divide the shares of the Fund into separate Accounts, to establish new Accounts and determine the relative rights and preferences as between the shares of separate Accounts, and to divide the shares of any Account into separate classes of shares. The Board believes that this broad grant of authority may reasonably be construed to permit the Board to designate any class of shares of an Account as a separate Account. However, in order to resolve any uncertainty as to the scope of such authority, the Board has approved a proposed amendment to the Articles of Incorporation that expressly authorizes the Board, without action or approval of shareholders, to designate any class of shares of an Account as a separate Account.
         As described above under Proposal 4A, shareholders are also being asked to approve a proposed amendment to the Articles of Incorporation that would clarify the authority of the Board, consistent with the SEC's Rule 17a-8 under the 1940 Act, to approve the merger or consolidation of an Account of the Fund with, or the sale of all or substantially all its assets to, another Account of the Fund (an "Account Combination") without shareholder approval when such a combination does not raise significant shareholder issues warranting incurring the expense of soliciting proxies. That proposed amendment is intended to provide the Board with increased flexibility to react quickly to changes in competitive and regulatory conditions. Such flexibility will be further enhanced if shareholders approve the proposed amendment under this Proposal 4C to authorize the Board to designate a class of shares as a separate Account.
         As with the other proposed amendments to the Articles of Incorporation, the proposed amendment authorizing the Board to designate a class of shares as a separate Account will not alter in any way the Board's existing fiduciary obligations to act with due care and in the best interests of shareholders. The Board will exercise its authority under the proposed amendment only to the extent consistent with applicable laws and regulations and, before using any new flexibility that the proposed amendment may afford, the Board must first consider the shareholders' interests and then act accordingly.
         If the proposed amendment to the Articles of Incorporation is approved by shareholders, new Section 13 will be added to Article V of the Articles of Incorporation to provide as follows (the Articles refer to an Account as a "series" or a "series of shares"):
                  Section 13. Classes of Shares. The Board shall also have the authority, without action or approval of the shareholders, from time to time to designate any class of shares of a series of shares as a separate series of shares as it deems necessary or desirable. The designation of any class of shares of a series of shares as a separate series of shares shall be effective at the time specified by the Board. The Board shall allocate the assets, liabilities and expenses attributable to any class of shares designated as a separate series of shares to such separate series of shares and shall designate the relative rights and preferences of such series of shares, provided that such relative rights and preferences may not be materially adversely different from the relative rights and preferences of the class of shares designated as a separate series of shares.

Required Vote

         The shareholders of all the Accounts will vote together on the Proposal. The vote required to approve this Proposal is a Majority of the Outstanding Voting Securities of the Fund entitled to vote on the Proposal.

               The Board of Directors unanimously recommends that
                shareholders of the Fund vote "For" the Proposal.

                                   PROPOSAL 5

            APPROVAL OF PROPOSAL TO PERMIT THE MANAGER TO SELECT AND
  CONTRACT WITH SUB-ADVISORS FOR CERTAIN ACCOUNTS AFTER APPROVAL BY THE BOARD
             OF DIRECTORS BUT WITHOUT OBTAINING SHAREHOLDER APPROVAL

(International Emerging Markets, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050 and Principal LifeTime Strategic Income Accounts)

         Under Section 15 of the 1940 Act, a fund must obtain shareholder approval of a sub-advisory agreement in order to employ new sub-advisors, replace existing sub-advisors, change the terms of a sub-advisory agreement, or continue the employment of an existing sub-advisor when that sub-advisor's contract terminates because of an assignment. On January 19, 1999, the SEC issued an order (the "Order") which permits the Manager, subject to Board approval, to take these kinds of actions with respect to sub-advisors for the Fund which are not affiliated with the Manager ("Unaffiliated Sub-Advisors") without the Fund's obtaining shareholder approval. Under the Order, the shareholders of an Account must approve this "managers-of-managers" arrangement before it may be relied on with respect to that Account. This "manager-of-managers" arrangement has previously been approved by the shareholders of each of the Accounts except for the International Emerging Markets, Principal Lifetime 2010, Principal Lifetime 2020, Principal Lifetime 2030, Principal Lifetime 2040, Principal Lifetime 2050 and Principal Lifetime Strategic Income Accounts (the "Designated Accounts").

         At its meeting on February 24, 2005, the Board of Directors unanimously approved, and the Board recommends that the shareholders of each of the Designated Accounts also approve, the manager-of-managers arrangement. If the shareholders of a Designated Account approve the arrangement:

                  -- The Manager will be able, on behalf of that Account, to enter into and amend sub-advisory agreements with Unaffiliated Sub-Advisors without further shareholder approval;

                  -- The Board, including a majority of the Independent Directors, will continue to evaluate and approve all new and amended sub-advisory agreements with Unaffiliated Sub-Advisors; and

                  -- The shareholder approval requirement will continue to apply before a sub-advisory agreement with a sub-advisor affiliated with the Manager may be entered into or materially amended.

         The Board believes that it is in the best interests of the shareholders of the Designated Accounts to allow the Manager the maximum flexibility to select, supervise, and evaluate Unaffiliated Sub-Advisors without incurring the potential delay, and without an Account incurring the expense, of seeking specific shareholder approval. As noted, the Board will continue to oversee the sub-advisor selection process to ensure that shareholders' interests are protected whenever the Manager selects a sub-advisor or modifies a sub-advisory agreement. As required by the Order, whenever a new sub-advisor is appointed without shareholder approval, the Account will send to shareholders within 90 days an information statement containing all the relevant information that otherwise would be in proxy materials used in connection with a shareholders meeting.
         If the Proposal is approved, amendments to the Management Agreement between the Manager and the Fund will remain subject, where applicable, to the shareholder approval requirements of Section 15 of the 1940 Act. Approval of the Proposal generally will permit the Manager, with the approval of the Board, to change the fees payable to an Unaffiliated Sub-Advisor without shareholder approval, which in turn may result in a different net fee retained by the Manager. The proposed arrangements will not permit the Board and the Manager to increase the rate of the management fees payable by an Account to the Manager under the Management Agreement without first obtaining shareholder approval.
         If shareholders of a Designated Account approve the Proposal, the Proposal will not be implemented with respect to that Account until the Board determines to manage that Account in reliance on the Order. After the Board determines to manage the Account in reliance on the Order, the Fund and the Manager will be required to follow the conditions to which they agreed in connection with the SEC's granting the relief provided by the Order. These conditions, which are described below, require that any Account managed in reliance on the Order be held out to the public as employing the manager-of-managers strategy described above and that the prospectus for the Account prominently disclose that the Manager has ultimate responsibility for the investment performance of such Account due to its responsibility to oversee the sub-advisors and recommend their hiring, termination and replacement. Therefore, upon a determination by the Board to commence management of any Account in reliance on the Order, the Account's prospectus will be revised to reflect such reliance and disclose the Manager's ultimate responsibility for the investment performance of the Account.
         After shareholder approval and a Board determination to manage an Account in reliance on the Order, the Account and the Manager will be required to adhere to the following conditions to which they agreed in connection with the issuance of the Order:
              (1) The Manager will not enter into a sub-advisory agreement with any affiliated sub-advisor without that agreement, including the compensation to be paid under it, being approved by the shareholders of the applicable Account or, in the case of insurance-related funds, by the contract owners with assets allocated to any registered separate account for which the Account serves as a funding medium.
              (2) At all times, a majority of the Board of Directors of the Fund will continue to be Independent Directors, and the nomination of new or additional Independent Directors will be at the discretion of the then existing Independent Directors.
              (3) When a sub-advisor change is proposed for an Account with an affiliated sub-advisor, the Fund's Board, including a majority of the Independent Directors, will make a separate finding, reflected in the Fund's Board minutes, that the change is in the best interest of the Account and its shareholders or, in the case of an insurance-related Account, by the contract owners with assets allocated to any registered separate account for which the Account serves as a funding medium, and does not involve a conflict of interest from which the Manager or the affiliated sub-advisor derives an inappropriate advantage.
              (4) Before the Fund may rely on the requested order as to any
                  Account, the operation of that Account in accordance with the manager-of-managers arrangement will be approved by a majority of its outstanding voting securities, as defined in the Act (or in the case of insurance-related Accounts, pursuant to voting instructions provided by contract owners with assets allocated to any registered separate account for which such Account serves as a funding medium). Before a future Account that does not presently have an effective registration statement may rely on the Order, the operation of the future Account in accordance with the manager-of-managers arrangement will be approved by its initial shareholder before shares of such future Account are made available to the public.
              (5) The Manager will provide general management services to the
                  Fund and its Accounts, including overall supervisory responsibility for the general management and investment of each Account's securities portfolio, and subject to review and approval by the Fund's Board, will (i) set the Account's overall investment strategies; (ii) recommend and select sub-advisors; (iii) when appropriate, allocate and reallocate the Account's assets among multiple sub-advisors; (iv) monitor and evaluate the performance of sub-advisors; and (v) implement procedures reasonably designed to ensure that the sub-advisors comply with the Account's investment objectives, policies, and restrictions.
              (6) Within 90 days of the hiring of any new sub-advisor,
                  shareholders will be furnished with all information about the new sub-advisor that would be included in a proxy statement. The Manager will meet this condition by providing to shareholders an information statement meeting the requirements of Regulation 14C, Schedule 14C and Item 22 of Schedule 14A under the Securities Exchange Act of 1934. The Fund will insure that the information statement is furnished to contract owners with assets allocated to any registered separate account for which the Account serves as a funding medium.
              (7) The Fund will disclose in its prospectus the existence, substance, and effect of the Order. In addition, the Fund will hold itself out to the public as employing the "Manager of Managers Strategy." The prospectus relating to the Fund will prominently disclose that the Manager has ultimate responsibility for the investment performance of each Account employing sub-advisors due to the Manager's responsibility to oversee the sub-advisors and recommend their hiring, termination and replacement.
              (8) No director or officer of the Fund or the Manager will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by that director or officer) any interest in a sub-advisor except for (i) ownership of interests in the Manager or any entity that controls, is controlled by, or is under common control with the Manager; or
                  (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a sub-advisor or an entity that controls, is controlled by or is under common control with a sub-advisor.
Required Vote

         The vote required to approve this Proposal for any Designated Account is a Majority of the Outstanding Voting Securities of the Account.
         If the Proposal is not approved by the shareholders of a Designated Account, the Manager and the Fund will enter into new or amended sub-advisory agreements with Unaffiliated Sub-Advisors with respect to that Account only after obtaining the approval of the shareholders of that Account, adding additional time and expense to making changes in sub-advisory arrangements with Unaffiliated Sub-Advisors deemed beneficial by the Board.

               The Board of Directors unanimously recommends that shareholders of each Designated Account vote "For" the Proposal.

                                   PROPOSAL 6

                  AMENDMENT, RECLASSIFICATION OR ELIMINATION OF
                   CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

         The Fund has adopted investment policies for each of its Accounts. Policies that can only be changed by a vote of shareholders are considered "fundamental." The 1940 Act requires that certain policies, including those dealing with the issuance of senior securities, borrowing money, underwriting securities of other issuers, concentrating investments, purchasing or selling real estate or commodities and making loans, be fundamental. The Board of Directors may elect to designate other policies as fundamental. All of the Fund's fundamental policies are referred to as fundamental investment restrictions.
         The Manager has reviewed each of the fundamental investment restrictions of each of the Accounts and has recommended changes to the Board. Two primary considerations led to the recommendations. First, the Fund (and its predecessor funds) adopted fundamental investment restrictions from time to time over a period of several years to reflect legal and regulatory requirements that applied, and business and industry conditions that prevailed, at the time of their adoption. With changes in legal requirements and prevailing conditions, some of these fundamental investment restrictions are no longer necessary ("Unnecessary Restrictions"). Second, the Manager believes that eliminating differences between the investment restrictions that apply to the Accounts and to the comparable funds of Principal Investors Fund, Inc. ("PIF"), another series mutual fund sponsored by Principal Life, will assist the Manager and the sub-advisors in more effectively managing the Accounts and monitoring their compliance with applicable investment restrictions.
         At its February 24, 2005 meeting, the Board of Directors unanimously approved the recommendations of the Manager, and the Board is submitting the Proposals set forth below to shareholders for their approval. The Board is asking shareholders to act on a comprehensive set of updating changes at the Meeting in order to help minimize the costs and delays that could be associated with holding future shareholder meetings from time to time to make necessary changes to outdated or inappropriate fundamental investment restrictions.
         If approved by shareholders, the Proposals will effect three kinds of changes to existing fundamental investment restrictions of the Accounts:
         Category One Changes. Proposals in the first category will change the language of a fundamental investment restriction for an Account in a way that the Board believes will both achieve greater consistency with the comparable investment restriction of PIF and provide the Manager and sub-advisor with greater flexibility in managing the Accounts while continuing to meet fully the requirements of the 1940 Act and the rules and regulations thereunder (Proposals 6A - 6I);

     Category Two Changes. The proposal in the second category will eliminate Unnecessary Restrictions Proposal 6J); and

     Category Three Changes. The proposal in the third category will change certain fundamental investment restrictions into "non-fundamental" investment restrictions which may be changed by the Board without shareholder approval (Proposal 6K).

     The Proposals and the Accounts to which each applies are set forth below. Each Proposal sets forth the proposed new fundamental investment restriction or other proposed change and the current fundamental investment restriction or restrictions to be replaced, eliminated or changed to a non-fundamental investment restriction.

     For convenience, the fundamental investment restrictions that will apply to each of the Accounts of the Fund if all the Proposals are approved by shareholders are set forth in Appendix G to this Proxy Statement.

Required Vote

     Approval of each Proposal dealing with a change to a current fundamental investment restriction of an Account will require the affirmative vote of a Majority of the Outstanding Voting Securities of the Account.

     If the required approval by the shareholders of an Account is not obtained with respect to any Proposal, the current fundamental investment restriction for the Account to which that Proposal relates will remain in effect pending Board consideration and shareholder approval of another proposed change.

     The Board of Directors unanimously recommends that the shareholders of each Account to which each Proposal is submitted vote "For" the Proposal.

                              Category One Changes

Proposal 6A -     Senior Securities

(Capital Value, Government Securities, and Money Market Accounts only)

     Under Section 18(f)(1) of the 1940 Act, the Fund may not issue "senior securities," a term that is defined, generally, to refer to obligations that have a priority over shares of the Fund with respect to the distribution of its assets or the payment of dividends. Sections 8(b)(1)(C) and 13(a)(2) of the 1940 Act together require that the Fund have a fundamental policy addressing senior securities for each of its Accounts.

     Proposed restriction: The Board of Directors is proposing that the Accounts indicated above adopt the following fundamental investment restriction dealing with senior securities:

     The Account may not issue any senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.

     Current restrictions: Currently, the Fund has two forms of fundamental investment restriction dealing with senior securities that differ from the proposed restriction. Each of these forms of restriction is set forth below and is followed by the name of the Account to which it applies. The Capital Value Account does not have a fundamental investment restriction that expressly addresses the issuance of senior securities.

          1. The Account may not issue any senior securities as defined in the Act except insofar as the Account may be deemed to have issued a senior security by reason of a) purchasing any securities on a standby, when-issued or delayed delivery basis; or b) borrowing money in accordance with restrictions described below [see Proposal 6B for a description of permitted borrowings].

          --Government Securities

          2. The Account will not issue senior securities except in connection with such borrowings [see Proposal 6B for a description of permitted borrowings].

          --Money Market

     The proposed restriction has already been adopted with respect to the following other Accounts: Asset Allocation, Balanced, Bond, Equity Growth, Equity Income, Equity Value, Growth, International, International Emerging Markets, International SmallCap, LargeCap Blend, LargeCap Growth Equity, LargeCap Stock Index, LargeCap Value, Limited Term Bond, MidCap, MidCap Growth, MidCap Value, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, Real Estate Securities, SmallCap, SmallCap Growth and SmallCap Value.

Proposal 6B - Borrowing

(Asset Allocation, Balanced, Bond, Capital Value, Equity Growth, Equity Income, Equity Value, Government Securities, Growth, International, International Emerging Markets, International SmallCap, LargeCap Blend, LargeCap Growth Equity, LargeCap Stock Index, LargeCap Value, Limited Term Bond, MidCap, MidCap Growth, MidCap Value, Money Market, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, Real Estate Securities, SmallCap, SmallCap Growth and SmallCap Value Accounts only)

     Under Section 18(f)(1) of the 1940 Act, the Fund may not borrow money, except as expressly permitted by Section 18. Sections 8(b)(1)(B) and 13(a)(2) of the 1940 Act together require that the Fund have a fundamental policy addressing borrowing for each of its Accounts.

     In addition, Section 12(a)(1) of the 1940 Act makes it unlawful for an investment company, in contravention of applicable SEC rules and orders, to purchase securities on margin except for such short-term credits as are necessary for the clearance of transactions. There are no applicable SEC rules or orders, and the 1940 Act does not expressly require that funds state a fundamental investment policy regarding this matter. The use of margin in connection with the purchase of securities, however, may be viewed as the issuance of a senior security under circumstances not permitted by Section 18.

     Proposed restriction: The Board of Directors is proposing that the Accounts indicated above adopt the following fundamental investment restriction dealing with borrowing and the purchase of securities on margin:

     The Account may not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     Current restrictions: Currently, the Fund has seven forms of fundamental investment restriction dealing with borrowing and the use of margin that differ from the proposed restriction. Each of these current forms of restriction is set forth below and is followed by a list of the Accounts to which that form of restrictions applies.

     1. The Account may not borrow money, except for temporary or emergency purposes, in an amount not to exceed 5% of the value of the Account's total assets at the time of the borrowing. The Balanced and Bond Accounts may borrow only from banks. The Account may not purchase any securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

     --Asset Allocation, Balanced, Bond, Equity Growth, Government Securities, Growth, International, Limited Term Bond, MidCap

     2. The Account may not borrow money, except from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not to exceed the lesser of a) 5% of the value of the Account's assets, or b) 10% of the value of the Account's net assets taken at cost at the time such borrowing is made. The Account will not issue senior securities except in connection with such borrowings. The Account may not pledge, mortgage, or hypothecate its assets (at value) to an extent greater than 10% of the net assets. The Account may not purchase securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions.

     --Money Market

     3. The Account does not propose to borrow money except for temporary or emergency purposes from banks in an amount not to exceed the lesser of a) 5% of the value of the Account's assets, less liabilities other than such borrowings, or b) 10% of the Account's assets taken at cost at the time such borrowing is made. The Account may not pledge, mortgage, or hypothecate its assets (at value) to an extent greater than 15% of the gross assets taken at cost. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts and options on futures contracts are not deemed to be pledges or other encumbrances. The Account may not purchase any securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

     --Capital Value

     4. The Account may not borrow money, except that it may a) borrow from banks (as defined in the 1940 Act) or other financial institutions in amounts up to 33 1/3% of its total assets (including the amount borrowed) and b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes.

     --Principal  LifeTime 2010,  Principal  LifeTime 2020,  Principal  LifeTime
2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income

     5. The Account may not borrow money, except it may a) borrow from banks (as defined in the 1940 Act) or other financial institutions or through reverse repurchase agreements in amounts up to 33/ 1/3% of its total assets (including the amount borrowed), b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, c) obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and d) purchase securities on margin to the extent permitted by applicable law (the deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered purchase of securities on margin).

     --Equity Value

     6. The Account may not borrow money, except it may a) borrow from banks (as defined in the 1940 Act, as amended) or other financial institutions or through reverse repurchase agreements in amounts up to 33/ 1/3% of its total assets (including the amount borrowed), b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, c) obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and d) purchase securities on margin to the extent permitted by applicable law. The Account may not purchase any securities on margin, except to the extent permitted by applicable law and except that the Account may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

     --Equity  Income,   International  SmallCap,  MidCap  Growth,  Real  Estate
     Securities,  SmallCap,  SmallCap Growth,  SmallCap Value

     7. The Account may not borrow money, except it may a) borrow from banks (as defined in the 1940 Act, as amended) or other financial institutions or through reverse repurchase agreements in amounts up to 33/ 1/3% of its total assets (including the amount borrowed), b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, c) obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and d) purchase securities on margin to the extent permitted by applicable law.

     The Account may not purchase any securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

        --International  Emerging  Markets,  LargeCap Blend,
     LargeCap Growth Equity,  LargeCap Stock Index, LargeCap Value, MidCap Value


     At the present time, the 1940 Act permits an Account to borrow from banks in an amount up to 33 1/3% of the Account's total assets, including the amount borrowed. An Account may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the Account's total assets. The proposed restriction would permit the Accounts to borrow to the full extent permitted by the 1940 Act. In addition, no further Board or shareholder action would be needed to conform the borrowing restriction to future changes in the 1940 Act, and interpretations thereunder, that govern borrowing by mutual funds.

     To the extent that any borrowing made by an Account involves leveraging (i.e., borrowing money to purchase additional securities), it may exaggerate the effect on the Account's net asset value and may increase the volatility of the Account. For example, if the securities purchased with borrowed funds decline in value, the Account may need to sell other securities to repay the loan. In addition, any money borrowed will be subject to interest and other costs, which may exceed the gain on securities purchased with borrowed funds.

Proposal 6C -  Underwriting  Securities  of  Another  Issuer  (  Capital  Value,
     Government Securities, Money Market, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income only)

     Sections 8(b)(1)(D) and 13(a)(2) of the 1940 Act together require that the Fund have a fundamental policy addressing the underwriting of securities for each of its Accounts. Section 12(c) of the 1940 Act prohibits those Accounts that are diversified investment companies from making any underwriting commitments in excess of limits set forth in the Section. None of the Accounts intends to enter into formal underwriting commitments. The Accounts may acquire restricted securities (i.e., securities which may be sold only if registered under the 1933 Act or pursuant to an exemption from registration such as that provided by Rule 144). These acquisitions, however, are not deemed to be underwriting commitments within the meaning of Section 12(c). Each Account will have a non-fundamental investment restriction that provides the Account may not invest more than 15% of its net assets in illiquid securities (including illiquid restricted securities) except to the extent permitted by applicable law.

     Proposed restriction: The Board of Directors is proposing that the Accounts indicated above adopt the following fundamental investment restriction dealing with underwriting:

     The Account may not act as an underwriter of securities, except to the extent that the Account may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

     Current restrictions: Currently, the Fund has four forms of fundamental investment restriction dealing with the underwriting of securities that differ from the proposed restriction. Each of these current forms of restriction is set forth below and is followed by a list of the Accounts to which that form of restriction applies.

     1. The Account may not act as an underwriter of securities, except to the extent the Account may be deemed to be an underwriter in connection with the sale of GNMA certificates held in its portfolio.

     --Government Securities

     2. The Account may not act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

     --Money Market

     3. The Account may not act as an underwriter of securities, except to the extent that the Account or an underlying Account may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

     --Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income

     4. The Account may not underwrite securities of other issuers, except that the Account may acquire portfolio securities under circumstances where if sold the Account might be deemed an underwriter for purposes of the Securities Act of 1933.

     --Capital Value

     The proposed restriction has already been adopted with respect to the following other Accounts: Asset Allocation, Balanced, Bond, Equity Growth, Equity Income, Equity Value, Growth, International, International Emerging Markets, International SmallCap, LargeCap Blend, LargeCap Growth Equity, LargeCap Stock Index, LargeCap Value, Limited Term Bond, MidCap, MidCap Growth, MidCap Value, Real Estate Securities, SmallCap, SmallCap Growth and SmallCap Value

Proposal 6D - Concentration of Investments

(Asset Allocation, Balanced, Bond, Capital Value, Equity Growth, Equity Income, Government Securities, Growth, International, International SmallCap, Limited Term Bond, MidCap, MidCap Growth, Money Market, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040,
Principal LifeTime 2050, Principal LifeTime Strategic Income, Real Estate Securities, SmallCap, SmallCap Growth and SmallCap Value Accounts only)

     Sections 8(b)(1)(E) and 13(a)(3) of the 1940 Act together require that the Fund have a fundamental policy addressing the concentration of investments for each of its Accounts. An investment of more than 25% of an Account's assets in any one industry represents concentration.

     Proposed restriction: The Board of Directors is proposing that the Accounts indicated above adopt the following fundamental investment restriction dealing with concentration of investments:

     The Account may not concentrate its investments in any particular industry, except that the Account may invest up to 25% of the value of its total assets in a single industry, provided that, when the Account has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. This restriction does not apply to the Real Estate Securities Account.

     The proposed restriction does not apply to the Real Estate Securities Account because this Account concentrates its investments in equity securities
of  companies   principally  engaged  in  the  real  estate  industry.

     Current restrictions: Currently, the Fund has nine forms of fundamental investment restriction dealing with the concentration of investments that differ from the proposed restriction. Each of these current forms of restriction is set forth below and is followed by a list of the Accounts to which that form of restrictions applies.

     1. The Account may not invest less than 25% of its total assets in securities of companies in the public utilities industry, except that it may, for temporary defensive purposes, place all of its assets in cash, cash equivalents, bank certificates of deposit, bankers acceptances, repurchase agreements, commercial paper, commercial paper master notes, U.S. government securities, and preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

     --Equity  Income

     2. The Account may not invest less than 25% of its total assets in securities of companies in the real estate industry except that it may, for temporary defensive purposes, place all of its assets in cash, cash equivalents, bank certificates of deposit, bankers acceptances, repurchase agreements, commercial paper, commercial paper master notes, U.S. government securities, and preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

     --Real Estate Securities

     3. The Account may not purchase any securities other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, except that the Account may maintain reasonable amounts in cash or commercial paper or purchase short-term debt securities not issued or guaranteed by the U.S. Government or its agencies or instrumentalities for daily cash management purposes or pending selection of particular long-term investments.

     --Government Securities

     4. The Account may not concentrate its investments in any particular industry or industries, except that the Account may invest not more than 25% of the value of its total assets in a single industry.

     --Asset Allocation, Balanced, Equity Growth, Growth, International, MidCap

     5. The Account may not concentrate its investments in any particular industry, except that the Account may invest not more than 25% of the value of its total assets in a single industry.

     --International  SmallCap,   MidCap  Growth,  SmallCap,   SmallCap  Growth,
     SmallCap Value

     6. The Account may not concentrate its investments in any one industry. No more than 25% of the value of its total assets will be invested in any one industry.

     --Capital Value

     7. The Account may not concentrate its investments in any particular industry or industries.

     --Limited Term Bond

     8. The Account may not invest 25% or more of its total assets in securities of issuers in any one industry except that the Account will concentrate its investments in the mutual Account industry. This restriction does not apply to the Account's investments in the mutual Account industry by virtue of its investments in the underlying Accounts. This restriction also does not apply to obligations issued or guaranteed by the U.S. government, its
     agencies  or   instrumentalities.

     --Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income

     9. The Account may not concentrate its investments in any one industry. No more than 25% of the value of its total assets will be invested in securities of issuers having their principal activities in any one industry, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or obligations of domestic branches of U.S. banks and savings institutions.

     --Money Market

     The proposed restriction has already been adopted with respect to the following other Accounts: Equity Value, International Emerging Markets, LargeCap Blend, LargeCap Growth Equity, LargeCap Value, LargeCap Stock Index, MidCap Value. (This restriction applies to the LargeCap Stock Index Account except to the extent that the Standard & Poor's 500 Index also is so concentrated.)

Proposal  6E -  Purchases  or Sales of Real Estate

(Capital Value, Government Securities, Money Market, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050 and Principal LifeTime Strategic Income Accounts only)

     Sections 8(b)(1)(F) and 13(a)(2) of the 1940 Act together require the Fund to set forth a fundamental policy governing the purchasing or sale of real estate for each of its Accounts.

     Proposed restriction: The Board of Directors is proposing that the Accounts indicated above adopt the following fundamental investment restriction dealing with the purchase or sale of real estate:

     The Account may not invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

     Current restrictions: Currently, the Fund has four forms of fundamental investment restriction dealing with the purchase or sale of real estate that differ from the proposed restriction. Each of these current forms of restriction is set forth below and is followed by a list of the Accounts to which that form of restriction applies.

     1. The Account may not engage in the purchase and sale of interests in real estate, including interests in real estate investment trusts (although it will invest in securities secured by real estate or interests therein, such as mortgage-backed securities).

     --Government Securities Account

     2. The Account may not engage in the purchase and sale of illiquid interests in real estate, including interests in real estate investment trusts (although it may invest in securities secured by real estate or interests therein).

     --Money Market Account

     3. The Account may not purchase or sell real estate or interests therein, although the Account may purchase underlying funds which purchase securities of issuers that engage in real estate operations and securities secured by real estate or interests therein.

     --Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income

     4. The Account may not engage in the purchase and sale of illiquid interests in real estate. For this purpose, readily marketable interests in real estate investment trusts are not interests in real estate.

     --Capital  Value

     The proposed restriction has already been adopted with respect to the following other Accounts: Asset Allocation, Balanced, Bond, Equity Growth, Equity Income, Equity Value, Growth, International, International Emerging Markets, International SmallCap, LargeCap Blend, LargeCap Growth Equity, LargeCap Stock Index, LargeCap Value, Limited Term Bond, MidCap, MidCap Growth, MidCap Value, Real Estate Securities, SmallCap, SmallCap Growth and SmallCap Value.

Proposal 6F - Purchases or Sales of Commodities

(Asset Allocation, Balanced, Bond, Capital Value, Equity Growth, Equity Income, Government Securities, Growth, International, International SmallCap, Limited Term Bond, MidCap, MidCap Growth, Money Market, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040,
Principal LifeTime 2050, Principal LifeTime Strategic Income, Real Estate Securities, SmallCap, SmallCap Growth and SmallCap Value Accounts only)

     Sections 8(b)(1)(F) and 13(a)(2) of the 1940 Act together require the Fund to set forth a fundamental policy dealing with the purchase or sale of commodities for each of its Accounts.

     Proposed restriction: The Board of Directors is proposing that the Accounts indicated above adopt the following fundamental investment restriction dealing with the purchase or sale of commodities:

     The Account may not invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts, options on such contracts, swaps and securities backed by physical commodities.

     Current restrictions: Currently, the Fund has four forms of fundamental investment restriction dealing with the purchase or sale of commodities that differ from the proposed restriction. Each of these current forms of restriction is set forth below and is followed by a list of the Accounts to which that form of restriction applies.

     1. The Account may not invest in commodities or commodity contracts, but it may purchase and sell financial futures contracts and options on such contracts.

     --Asset Allocation, Balanced, Bond, Capital Value, Equity Growth, Growth, International, Limited Term Bond, MidCap,

     2. The Account may not invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts and options on such contracts.

     --Equity  Income,   International  SmallCap,  MidCap  Growth,  Real  Estate
     Securities, SmallCap, SmallCap Growth, SmallCap Value

     3. The Account may not purchase or sell commodities or commodities contracts except that the Account may invest in underlying funds that may purchase or write interest rate, currency and stock and bond index futures contracts and related options thereon.

     --Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income

     4. The Account may not invest in commodities or commodity contracts

     --Government Securities, Money Market

     The proposed restriction has already been adopted with respect to the following other Accounts: Equity Index, International Emerging Markets, LargeCap Blend, LargeCap Growth Equity, LargeCap Stock Index, LargeCap Value and MidCap Value.

Proposal 6G - Making of Loans

(Asset Allocation, Balanced, Bond, Capital Value, Equity Growth, Equity Income, Government Securities, Growth, International, International Emerging Markets, International SmallCap, LargeCap Blend, LargeCap Growth Equity, LargeCap Stock Index, LargeCap Value, Limited Term Bond, MidCap, MidCap Growth, MidCap Value, Money Market, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, Real Estate Securities, SmallCap, SmallCap Growth and SmallCap Value Accounts only.)

     Sections 8(b)(1)(G) and 13(a)(2) of the 1940 Act together require that the Fund set forth a fundamental policy governing the making of loans to other persons for each of its Accounts.

     Proposed restriction: The Board of Directors is proposing that the Accounts indicated above adopt the following fundamental investment restriction dealing with making loans to other persons:

     The Account may not make loans, except that the Account may a) purchase and hold debt obligations in accordance with its investment objectives and policies; b) enter into repurchase agreements; and c) lend its portfolio securities without limitation against collateral (consisting of cash or liquid assets) equal at all times to not less than 100% of the value of the securities loaned. This limit does not apply to purchases of debt securities or commercial paper.

     Current restrictions: Currently, the Fund has three forms of fundamental investment restriction dealing with the making of loans that differ from the proposed restriction. Each of these current forms of restriction is set forth below and is followed by a list of the Accounts to which that form of restriction applies.

     1. The Account may not make loans, except that the Account may a) purchase and hold debt obligations in accordance with its investment objective and policies; b) enter into repurchase agreements; and c) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

     --Asset Allocation, Balanced, Bond, Capital Value, Equity Growth, Equity Income, Government Securities, Growth, International, International SmallCap, Limited Term Bond, MidCap, MidCap Growth, Money Market, Real Estate Securities, SmallCap, SmallCap Growth, SmallCap Value

     2. The Account may not make loans, except that the Account may a) purchase underlying Accounts which purchase and hold debt obligations; and b) enter into repurchase agreements. This limit does not apply to purchases of debt securities or commercial paper by the Account or an underlying Account. For the purpose of this restriction, lending of Account securities by the underlying Accounts are not deemed to be loans.

     --Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income

     3. The Account may not make loans, except that the Account may a) purchase and hold debt obligations in accordance with its investment objective and policies, b) enter into repurchase agreements, and c) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned. This limit does not apply to purchases of debt securities or commercial paper.

     --International  Emerging  Markets,   LargeCap  Blend,  Large  Cap  Growth,
     LargeCap Stock Index, LargeCap Value, MidCap Value

     The proposed restriction has already been adopted with respect to the Equity Value Account.

Proposal  6H  -  Short  Sales

(Government  Securities,  Principal  LifeTime  2010,  Principal  LifeTime  2020,
Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050 and Principal LifeTime Strategic Income.)

     Section 12(a)(3) of the 1940 Act makes it unlawful for an investment company, in contravention of applicable SEC rules and orders, to effect a short sale of any security, except in connection with an underwriting in which the fund is a participant. There are no applicable SEC rules or orders, and the 1940 Act does not require that funds state a fundamental investment policy regarding this matter. The sale of securities short, however, may be viewed in some cases as the issuance of a senior security under circumstances not permitted by
Section 18.

     Proposed restriction: The Board of Directors is proposing that the Accounts indicated above adopt the following fundamental investment restriction dealing with effecting short sales:

     The Account may not sell securities short (except where the Account holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short).

     Current restrictions: Currently, the Fund has two forms of fundamental investment restriction dealing with effecting short sales that differ from the proposed restriction. Each of these current forms of restriction is set forth below and is followed by a list of the Accounts to which that form of restriction applies.

     1. The Account may not sell securities  short.

     --Government  Securities

     2. The Account may not sell securities short. Each Account may invest in underlying Accounts which may sell securities short when the underlying Account holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short.

     --Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, Equity Value

     The proposed restriction has already been adopted with respect to the following other Accounts: Asset Allocation, Balanced, Bond, Capital Value, Equity Growth, Equity Income, Equity Value, Growth, International, International Emerging Markets, International SmallCap, LargeCap Blend, LargeCap Growth Equity, LargeCap Stock Index, LargeCap Value, Limited Term Bond, MidCap, MidCap Growth, MidCap Value, Real Estate Securities, SmallCap, SmallCap Growth and SmallCap Value.

Proposal 6I -  Diversification

(Government  Securities,   Money  Market,  Principal  LifeTime  2010,  Principal
LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050 and Principal LifeTime Strategic Income Accounts only)

     Section 5(b)(1) of the 1940 Act sets forth the requirements that must be met for an open-end investment company to be diversified. These statutory standards are reflected in the proposed restriction set forth below. Section 13(a)(1) of the 1940 Act provides that an investment company may not change its classification from diversified to nondiversified unless authorized by the vote of a majority of its outstanding voting securities.

     Proposed restriction: The Board of Directors is proposing that the Accounts indicated above adopt the following fundamental investment restriction dealing with diversification:

     The Account may not invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of the Account.

     Current restrictions: Currently, the Fund has one fundamental investment restriction that differs from the proposed revision and that applies to the Money Market Account. This form of investment restriction is set forth below. The Government Securities and the LifeTime Accounts currently have no fundamental investment restriction dealing with diversification:

     1. The Account may not purchase the securities of any issuer if the purchase will cause more than 5% of the value of its total assets to be invested in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

     .....The  Account  may not  purchase  the  securities  of any issuer if the purchase will cause more than 10% of the outstanding voting securities of the issuer to be held by the Account (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

     --Money  Market

     The proposed restriction has already been adopted with respect to the following other Accounts: Asset Allocation, Balanced, Bond, Capital Value, Equity Growth, Equity Income, Equity Value, Growth, International, International Emerging Markets, International SmallCap, LargeCap Blend, LargeCap Growth Equity, LargeCap Stock Index, LargeCap Value, Limited Term Bond, MidCap, MidCap Growth, MidCap Value, Money Market, Real Estate Securities, SmallCap, SmallCap Growth and SmallCap Value.

                          Category Two Changes Proposal

6J - Fundamental Investment Restrictions to Be Eliminated

(Asset Allocation, Balanced, Bond, Capital Value, Equity Growth, Government Securities, Growth, International, Limited Term Bond, MidCap and Money Market Accounts only)

     The Board has decided that certain fundamental investment restrictions should be deleted. These unnecessary Restrictions reflect legal and regulatory requirements that applied and business and industry conditions that prevailed at the time they were adopted. With changes in legal requirements and prevailing conditions, the following fundamental investment restrictions are no longer necessary. Each Unnecessary Restriction proposed to be eliminated is set forth below and is followed by a list of the Accounts to which the restriction applies.

1. The Account may not purchase or retain in its portfolio securities of any issuer if those officers or directors of the Account or the Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

--Asset Allocation, Balanced, Bond, Capital Value, Equity Growth, Government Securities, Growth, International, Limited Term Bond, MidCap, Money Market

2. The Account may not purchase securities of any company with a record of less than three years' continuous operations (including that of predecessors) if the purchase would cause the value of the Account's aggregate investments in all such companies to exceed 5% of the Account's total assets.

--Capital Value, Money Market

3. The Account may not invest in oil and gas interests or mineral exploration or development programs.

--Government  Securities,  Money Market

4. The Account may not invest in interests in oil, gas, or other mineral exploration or development programs, although the Account may invest in securities of issuers that invest in or sponsor such programs.

--Asset Allocation, Balanced, Bond, Equity Growth, Growth, International, Limited Term Bond, MidCap

5. It is contrary to the Account's present policy to purchase warrants in excess of 5% of its total assets of which 2% may be invested in warrants that are not listed on the New York or American Stock Exchange.

--Capital  Value

6. The Account may not invest more than 5% of its assets at the time of purchase in rights and warrants (other than those that have been acquired in units or attached to other securities).

--Capital  Value

7. The Account may not invest more than 5% of its assets in initial  margins and
premiums  on  financial   futures  contracts  and  options  on  such  contracts.

--Government Securities

8. The Account may not invest more than 5% of its total assets in the purchase of covered spread options and the purchase of put and call options on securities, securities indices and financial futures contracts.

--Government  Securities

9. The Account will not issue or acquire put and call options, straddles or spreads or any combination thereof.

--Money  Market

                             Category Three Changes

Proposal   6K  -   Fundamental   Investment   Restrictions   to  Be  Changed  to
Non-Fundamental Investment Restrictions

(Capital Value, Government Securities and Money Market Accounts only)

     In addition to the fundamental investment restrictions discussed above, the Fund has adopted other investment restrictions for certain Accounts and classified them as fundamental. These investment restrictions are not required to be fundamental, and the Board of Directors seeks shareholder approval to change them from fundamental to non-fundamental. The proposed changes would place the affected Accounts with respect to such restrictions in substantially the same position as the other Accounts of the Fund and the corresponding PIF Funds. The Board has no present intention to change any investment restriction which is changed from fundamental to non-fundamental except for those changes discussed below. The fundamental investment restrictions proposed to be changed to non-fundamental investment restrictions, and the Accounts to which each currently applies, are set forth below.

1. The Account may not invest in companies for the purpose of exercising control or management.

--Capital Value, Government Securities, Money Market

2. The Account may not invest more than 20% of its total assets in securities of foreign issuers.

--Capital  Value

     If this investment restriction becomes non-fundamental, the Board intends to make a minor change in the language used to describe the restriction and to increase the percentage figure from 20% to 25% to conform the restriction to the non-fundamental restriction currently in effect for most of the PIF Fund. As so changed, the investment restriction would state as follows: "The Account may not invest more than 25% of its assets in foreign securities."

3. The Account may not enter into repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the value of the Account's total assets would be invested in such repurchase agreements and other assets without readily available market quotations.

--Government  Securities

     If this investment restriction becomes non-fundamental, the Board intends to change it to conform to the non-fundamental investment restriction currently in effect for most of the PIF Funds. As so changed, the investment restriction would state as follows: "The Account may not invest more than 15% of its net assets in illiquid securities and in repurchase agreements maturing in more than seven days except to the extent permitted by applicable law."

4. The Account may not invest a greater percentage of its total assets in securities not readily marketable than is allowed by federal securities rules or interpretations.

The Account may not enter into repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the value of the Account's total assets would be invested in such repurchase agreements and other assets (excluding time deposits) without readily available market quotations.

The Account may not invest in uncertificated time deposits maturing in more than seven days; uncertificated time deposits maturing from two business days through seven calendar days may not exceed 10% of the value of the Account's total assets.

--Money Market

     If these investment restrictions become non-fundamental, the Board intends to replace them with the following non-fundamental investment restriction which currently applies to the PIF Money Market Fund: "The Account may not invest more than 15% of its net assets in illiquid securities and in repurchase agreements maturing in more than seven days except to the extent permitted by applicable law."

                                 OTHER MATTERS

     We do not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares presented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

     The Fund is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Fund or any Account must be received by us a reasonable time before we commence soliciting proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

                       BY ORDER OF THE BOARD OF DIRECTORS

April 18, 2005
Des Moines, Iowa

         It is important that proxies be returned promptly. Therefore, shareholders who do not expect to attend the meeting in person are urged to complete, sign, and date and return the proxy ballot(s) in the enclosed envelope.

                                                                     Appendix A
                   SHARES OUTSTANDING AND OWNERSHIP OF SHARES
         The following table shows the number of shares outstanding of each of the Accounts as of the Record Date. As stated under "Voting Information" above, all the shares of the Accounts are owned of record by Principal Life. The ultimate parent of Principal Life is Principal Financial Group, Inc.
             Account                                 Shares Outstanding
             ----------------------------------------------------------
       Asset Allocation Account                           8,398,566.118
       Balanced Account                                   8,783,963.370
       Bond Account                                      24,770,171.842
       Capital Value Account                              8,004,503.746
       Equity Growth Account                             17,105,508.271
       Equity Income Account                              5,310,779.357
       Equity Value Account                                 200,000.000
       Government Securities Account                     29,587,551.779
       Growth Account                                    10,788,049.430
       International Account                             16,916,312.724
       International Emerging Markets Account             3,499,831.157
       International SmallCap Account                     6,005,112.477
       LargeCap Blend Account                             9,118,463.008
       LargeCap Growth Equity Account                     7,001,752.501
       LargeCap Stock Index Account                      18,493,439.620
       LargeCap Value Account                             7,377,772.533
       Limited Term Bond Account                          5,923,185.225
       MidCap Account                                    10,071,158.528
       MidCap Growth Account                              6,090,136.419
       MidCap Value Account                               5,619,250.092
       Money Market Account                             139,804,595.990
       Principal LifeTime 2010 Account                       15,698.756
       Principal LifeTime 2020 Account                       45,126.752
       Principal LifeTime 2030 Account                       20,015.129
       Principal LifeTime 2040 Account                       16,491.122
       Principal LifeTime 2050 Account                        8,379.088
       Principal LifeTime Strategic Income Account            1,174.547
       Real Estate Securities Account                     8,445,930.659
       SmallCap Account                                   9,115,868.110
       SmallCap Growth Account                            6,741,565.425
       SmallCap Value Account                             6,685,626.185

         As of March 3, 2005, the Directors and officers of the Fund together owned less than 1% of the outstanding shares of any of the Accounts.
         As of March 3, 2005, no persons were known by the Fund to own beneficially 5% or more of the outstanding shares of any of the Accounts.

                                                                   Appendix B

                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                     AUDIT AND NOMINATING COMMITTEE CHARTER

Organization

The Audit and Nominating Committee of the Board of Directors ("Board") shall be composed of directors who are not interested persons as defined in the Investment Company Act of 1940.

Statement of Policy

The function of the Audit and Nominating Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the auditor's responsibility to plan and carry out a proper audit. Specifically, Fund management is responsible for: (1) the preparation, presentation and integrity of the Fund's financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund's service providers, including the auditors.

Although the Committee is expected to take a detached and questioning approach to the matters that come before it, the review of a Fund's financial statements by the Committee is not an audit, nor does the Committee's review substitute for the responsibilities of the Funds management for preparing; or the independent auditors for auditing, the financial statements. Members of the Committee are not full-time employees of the Fund and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures.

In discharging their duties the members of the Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the director reasonably believes are within the persons professional or expert competence; or (3) a Board committee of which the director is not a member.

The Committee shall assist the directors in fulfilling their responsibilities to the shareholders, potential shareholders, and investment community relating to monitoring the integrity of the financial reporting processes and systems of internal accounting and financial controls, the compliance with legal and regulatory requirements, the independence and performance of internal and external auditors, and the effectiveness and efficiency of operations. The auditors for the Fund shall report directly to the Committee. Further, the Committee shall be responsible for maintaining free and open communication among the directors, the independent auditors, the internal auditors, and the management of the Fund.

Responsibilities

In carrying out its responsibilities, the Committee should be flexible so that it can best react to changing conditions to provide the directors and shareholders with reasonable assurance that the Fund accounting and reporting practices are in accordance with all requirements and are of the highest quality.

The Committee shall have the authority to retain outside counsel or other consultants to advise the Committee as it deems appropriate to its duties. The Committee may request any officer or employee of the Fund or management company or the company's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to the Committee. No member of the Committee shall receive any compensation from the Fund except for service as a member of the Fund's Board or a committee of the Board.

The Committee shall meet not less than twice per year to review the Fund's financial statements and shall make regular reports to the Board addressing such matters as the quality and integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements and the performance of the independent and internal auditors. The chair of the Committee may call additional meetings as necessary.

The Committee  shall:

1. Appoint, compensate, and conduct oversight of the work of the independent auditors.

2. Meet with the independent auditors to review the scope and approach of the proposed audit plan and the audit procedures to be performed.

3. Confirm and ensure the objectivity of the internal auditors and the independence of the independent auditors. Pre-approve all engagements and compensation to be paid to the auditor consistent with the Fund's Policy on Auditor Independence and discuss independence issues with the independent auditor on an annual basis. If so determined by the Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

     No engagement of the  independent  auditor  should:

     (a) create a mutual or conflicting interest between the audit firm and the Fund

     (b)  place the audit  firm in the  position  of  auditing  its own work

     (c)  result in the audit firm acting in a management  role for the Fund, or

     (d)  place the audit firm in a position of being an advocate  for the Fund.

Annually, the independent auditor shall report all relationships that may bear on independence between the auditor and the Fund with respect to any services provided by the auditor, its subsidiaries or affiliates.

4. Review the adequacy and effectiveness of the Fund's internal controls, with the independent auditors, the organization's internal auditors, and its financial and accounting personnel, and consider their recommendations for improving the internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls in exposing any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Consider major changes to the Fund's auditing and accounting principles and practices as suggested by the independent auditors, internal auditor or management.

5. Request that management inform the Committee of all new or changed accounting principles and disclosure practices on a timely basis. Inquire of the auditors regarding their judgments and reasoning regarding the appropriateness of the changes or proposed changes, as well as the appropriateness of the accounting principles and disclosure practices management employs for new transactions or events.

6. Review legal and regulatory matters that may have a material effect on the financial statements, the Fund's compliance policies and ethical business practices programs, and any material related to regulatory examinations or reports received from regulators or government agencies.

7. Inquire of management, the internal auditors, and the independent auditors regarding significant risks or exposures, and assess the steps management has taken to minimize such risks and exposures to the organization.

8. Review the results of the Fund's monitoring of compliance with its Code of Ethics.

9. Review the Fund's policies and procedures with respect to officers' and directors' expense accounts and perquisites, including their use of the organization's assets, and consider the results of the internal or independent auditors' reviews of those areas. (Expenses of individuals serving in the role of a Fund officer are not charged to the Fund and there are no related perquisites. Fees and reimbursable expenses of the independent directors are the only expenses of Fund directors charged to the Fund).

10. Review the Fund's internal audit function, including its audit plans, staffing, explanations for any deviations from plans, and the coordination of such plans with those of the independent auditors.

11. Review the significant issues reported to management prepared by the internal auditor and management's responses. Receive a summary of findings from completed internal audits. Review with the internal auditors any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

12. Meet with the independent auditors, at the conclusion of the audit, to review the results of the audit, including any comments or recommendations of the independent auditors. In addition, review with the independent auditors any major issues regarding accounting and auditing principles, practices and judgments as well as the adequacy of internal controls that could significantly affect the financial statements. Further, report the results of the annual audit to the Board of Directors.

13. Review the financial statements contained in the annual report to shareholders with management and the independent auditors. Inquire of the independent auditors regarding their qualitative judgments about the appropriateness, not just the acceptability, of the accounting principles and the clarity of the financial disclosures. Also, inquire of the independent auditors regarding their reasoning in accepting or questioning management's significant estimates.

14. Inquire of the independent auditors regarding their judgments about whether management's accounting principles and estimates are conservative, moderate, or extreme from the perspective of income, asset, and liability recognition, and whether those principles are common practices or minority practices. Also, discuss with the independent auditors how the Fund's choices of accounting principles and disclosure practices may affect shareholders' and the public's views and attitudes about the organization.

15. Discuss with the independent auditors other matters, if any, required to be discussed by Statements on Auditing Standards relating to the conduct of the audit such as audit adjustments, fraud and illegal acts, auditor retention issues, consultation with other auditors, disagreements with management and resolve any such disagreements, access to information, other difficulties encountered during the audit, etc.

16. Meet separately with the independent auditors and internal auditors without management. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Fund's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the audit.

17. Establish and maintain procedures for the handling of complaints received regarding accounting, internal controls, and auditing.

18. Submit the minutes of all the Committee's meetings to, or discuss the matters considered at each Committee meeting with, the Board of Directors. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

19. Select, review and nominate for consideration by the Board candidates for directors who are not interested persons as defined in the Investment Company Act of 1940.

(adopted by the Board of Directors  on September  13, 2004)

                                                                 Appendix C
                         FORM OF SUB-ADVISORY AGREEMENT
                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                             SUB-ADVISORY AGREEMENT
                    [NAME OF SUB-ADVISOR] SUB-ADVISED SERIES

AGREEMENT executed as of January ____, 2005, by and between PRINCIPAL MANAGEMENT CORPORATION (hereinafter called "the Manager"), and [NAME OF SUB-ADVISOR] (hereinafter called "the Sub-Advisor").

                              W I T N E S S E T H:

         WHEREAS, the Manager is the manager and investment adviser to each Series of Principal Variable Contracts Fund, Inc., (the "Fund"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and
         WHEREAS, the Manager desires to retain the Sub-Advisor to furnish it with portfolio selection and related research and statistical services in connection with the investment advisory services for each Series of the Fund identified in Appendix A hereto (hereinafter called "Series"), which the Manager has agreed to provide to the Fund, and the Sub-Advisor desires to furnish such services; and
         WHEREAS, The Manager has furnished the Sub-Advisor with copies properly certified or authenticated of each of the following and will promptly provide the Sub-Advisor with copies properly certified or authenticated of any amendment or supplement thereto:
     (a)  Management Agreement (the "Management Agreement") with the Fund;
     (b) The Fund's registration statement and financial statements as filed with the Securities and Exchange Commission; and
     (c) Policies, procedures or instructions adopted or approved by the Board of Directors of the Fund relating to obligations and services to be provided by the Sub-Advisor.

NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, the parties agree as follows:

     1.  Appointment of Sub-Advisor
         --------------------------
         In accordance with and subject to the Management Agreement, the Manager hereby appoints the Sub-Advisor to perform the services described in
         Section 2 below for investment and reinvestment of the securities and other assets of each Series, subject to the control and direction of the Manager and the Fund's Board of Directors, for the period and on the terms hereinafter set forth. The Sub-Advisor accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The Sub-Advisor shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager.

     2. Obligations of and Services to be Provided by the Sub-Advisor The Sub-Advisor will:

          (a) Provide investment advisory services, including but not limited to research, advice and supervision for each Series.

          (b) Furnish to the Board of Directors of the Fund for approval (or any appropriate committee of such Board), and revise from time to time as conditions require, a recommended investment program for each Series consistent with each Series investment objective and policies.

          (c) Implement the approved investment program by placing orders for the purchase and sale of securities without prior consultation with the Manager and without regard to the length of time the securities have been held, the resulting rate of portfolio turnover or any tax considerations, subject always to the provisions of the Fund's registration statement, Articles of Incorporation and Bylaws and the requirements of the 1940 Act, as each of the same shall be from time to time in effect.

          (d) Advise and assist the officers of the Fund, as requested by the officers, in taking such steps as are necessary or appropriate to carry out the decisions of its Board of Directors, and any appropriate committees of such Board, regarding the general conduct of the investment business of each Series.

          (e) Maintain, in connection with the Sub-Advisor's investment advisory services obligations, compliance with the 1940 Act and the regulations adopted by the Securities and Exchange Commission thereunder and the Series' investment strategies and restrictions as stated in the Fund's prospectus and statement of additional information.

          (f) Report to the Board of Directors of the Fund at such times and in such detail as the Board of Directors may reasonably deem appropriate in order to enable it to determine that the investment policies, procedures and approved investment program of each Series are being observed.

          (g) Upon request, provide assistance and recommendations for the determination of the fair value of certain securities when reliable market quotations are not readily available for purposes of calculating net asset value in accordance with procedures and methods established by the Fund's Board of Directors.

          (h)  Furnish, at its own expense,

          (i) all necessary investment and management facilities, including salaries of clerical and other personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment advisory affairs of each Series. (i) Open accounts with broker-dealers and futures commission merchants ("broker-dealers"), select broker-dealers to effect all transactions for each Series, place all necessary orders with broker-dealers or issuers (including affiliated broker-dealers), and negotiate commissions, if applicable. To the extent consistent with applicable law, purchase or sell orders for each Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Advisor. In such event allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Advisor in the manner the Sub-Advisor considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to other clients. The Sub-Advisor will report on such allocations at the request of the Manager, the Fund or the Fund's Board of Directors providing such information as the number of aggregated trades to which each Series was a party, the broker-dealers to whom such trades were directed and the basis for the allocation for the aggregated trades. The Sub-Advisor shall use its best efforts to obtain execution of transactions for each Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Advisor may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Sub-Advisor. To the extent consistent with applicable law, the Sub-Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research products and/or services, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor and its affiliates have with respect to each Series as well as to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Advisor in managing the Series. In addition, joint repurchase or other accounts may not be utilized by the Series except to the extent permitted under any exemptive order obtained by the Sub-Advisor provided that all conditions of such order are complied with.

          (j) Maintain all accounts, books and records with respect to each Series as are required of an investment advisor of a registered investment company pursuant to the 1940 Act and Investment Advisers Act of 1940 (the "Investment Advisers Act"), and the rules thereunder, and furnish the Fund and the Manager with such periodic and special reports as the Fund or Manager may reasonably request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records that it maintains for each Series are the property of the Fund, agrees to preserve for the periods described by Rule 31a-2 under the 1940 Act any records that it maintains for the Series and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records that it maintains for a Series upon request by the Fund or the Manager. The Sub-Advisor has no responsibility for the maintenance of Fund records except insofar as is directly related to the services the Sub-Advisor provides to a Series.

          (k) Observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Advisor's Code of Ethics adopted pursuant to that Rule as the same may be amended from time to time. The Manager acknowledges receipt of a copy of Sub-Advisor's current Code of Ethics. Sub-Advisor shall promptly forward to the Manager a copy of any material amendment to the Sub-Advisor's Code of Ethics along with certification that the Sub-Advisor has implemented procedures for administering the Sub-Advisor's Code of Ethics.

          (l) From time to time as the Manager or the Fund may request, furnish the requesting party reports on portfolio transactions and reports on investments held by a Series, all in such detail as the Manager or the Fund may reasonably request. The Sub-Advisor will make available its officers and employees to meet with the Fund's Board of Directors at the Fund's principal place of business on due notice to review the investments of a Series.

          (m) Provide such information as is customarily provided by a sub-advisor and may be required for the Fund or the Manager to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the "Code"), the 1940 Act, the Investment Advisers Act, the Securities Act of 1933, as amended (the "Securities Act"), and any state securities laws, and any rule or regulation thereunder.

          (n) Perform quarterly and annual tax compliance tests to monitor each Series' compliance with Subchapter M of the Code. The Sub-Advisor shall notify the Manager immediately upon having a reasonable basis for believing that a Series has ceased to be in compliance or that it might not be in compliance in the future. If it is determined that a Series is not in compliance with the requirements noted above, the Sub-Advisor, in consultation with the Manager, will take prompt action to bring the Series back into compliance (to the extent possible) within the time permitted under the Code.

          (o) Provide a copy of the Sub-Advisor's Form ADV and any amendments thereto contemporaneously with the filing of such documents with the Securities and Exchange Commission or other regulatory agency.

          (p) Vote proxies received on behalf of the Series in a manner consistent with Sub-Advisor's proxy voting policies and procedures and provide a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Series to file Form N-PX as required by SEC rule.

          (q) Respond to tender offers, rights offerings and other voluntary corporate action requests affecting securities held by the Fund and complete and file notices of claims in connection with class action lawsuits concerning securities owned by the Fund.

     3.   Prohibited  Conduct

          In providing the services described in this agreement, the Sub-Advisor will not consult with any other investment advisory firm that provides investment advisory services to any investment company sponsored by Principal Life Insurance Company regarding transactions for the Fund in securities or other assets.

     4.   Compensation

          As full compensation for all services rendered and obligations assumed by the Sub-Advisor hereunder with respect to each Series, the Manager shall pay the compensation specified in Appendix A to this Agreement.

     5.   Liability of Sub-Advisor

          Neither the Sub-Advisor nor any of its directors, officers, employees, agents or affiliates shall be liable to the Manager, the Fund or its shareholders for any loss suffered by the Manager or the Fund resulting from any error of judgment made in the good faith exercise of the Sub-Advisor's investment discretion in connection with selecting investments for a Series or as a result of the failure by the Manager or any of its affiliates to comply with the terms of this Agreement, except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of the Sub-Advisor or any of its directors, officers, employees, agents, or affiliates.

     6.   Supplemental  Arrangements

          The Sub-Advisor may enter into arrangements with other persons affiliated with the Sub-Advisor or with unaffiliated third parties to better enable the Sub-Advisor to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Sub-Advisor, subject to written notification to and approval of the Manager and, where required by applicable law, the Board of Directors of the Fund.

     7.   Regulation

          The Sub-Advisor shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body may request or require pursuant to applicable laws and regulations.


     8.   Duration and Termination of This Agreement

          This Agreement shall become effective on the latest of (i) the date of its execution, (ii) the date of its approval by a majority of the Board of Directors of the Fund, including approval by the vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, the Sub-Advisor, Principal Life Insurance Company or the Fund cast in person at a meeting called for the purpose of voting on such approval or (iii) if required by the 1940 Act, the date of its approval by a majority of the outstanding voting securities of the Series. It shall continue in effect thereafter from year to year provided that the continuance is specifically approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Series and in either event by a vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, Principal Life Insurance Company, the Sub-Advisor or the Fund cast in person at a meeting called for the purpose of voting on such approval.

          If the shareholders of a Series fail to approve the Agreement or any continuance of the Agreement in accordance with the requirements of the 1940 Act, the Sub-Advisor will continue to act as Sub-Advisor with respect to the Series pending the required approval of the Agreement or its continuance or of any contract with the Sub-Advisor or a different manager or sub-advisor or other definitive action; provided, that the compensation received by the Sub-Advisor in respect to the Series during such period is in compliance with Rule 15a-4 under the 1940 Act.

          This Agreement may be terminated at any time without the payment of any penalty by the Board of Directors of the Fund or by the Sub-Advisor, the Manager or by vote of a majority of the outstanding voting securities of the Series on sixty days written notice. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 8, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "interested person," "assignment" and "voting security") shall be applied.

     9. Amendment of this Agreement No material amendment of this Agreement shall be effective until approved, if required by the 1940 Act or the rules, regulations, interpretations or orders issued thereunder, by vote of the holders of a majority of the outstanding voting securities of the Series and by vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, the Sub-Advisor, Principal Life Insurance Company or the Fund cast in person at a meeting called for the purpose of voting on such approval.

     10.  General Provisions

          (a) Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Iowa. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

          (b) Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre-paid to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Manager for this purpose shall be Principal Financial Group, Des Moines, Iowa 50392-2080, and the address of the Sub-Advisor shall be [ADDRESS OF SUB-ADVISOR].

          (c)  The  Sub-Advisor  will promptly  notify the Manager in writing of
               the  occurrence  of  any  of  the  following   events:

               (1) the Sub-Advisor fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Sub-Advisor is required to be registered as an investment advisor in order to perform its obligations under this Agreement.

               (2) the Sub-Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of a Series.

          (d) The Manager shall provide (or cause the Series custodian to provide) timely information to the Sub-Advisor regarding such matters as the composition of the assets of a Series, cash requirements and cash available for investment in a Series, and all other reasonable information as may be necessary for the Sub-Advisor to perform its duties and responsibilities hereunder.

          (e) This Agreement contains the entire understanding and agreement of the parties.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.

                                    PRINCIPAL MANAGEMENT CORPORATION


                                    By ________________________________________
                                    A. S. Filean, Senior Vice President

                                    [NAME OF SUB-ADVISOR]


                                    By ________________________________________
                                    Name:
                                    Title




                                  [Appendix A]

                                                             Appendix D
                       FORM OF SUB-SUB-ADVISORY AGREEMENT.

AGREEMENT made this ____ day of _________________, 2005, by and between _______________________ (hereinafter called the "Sub-Adviser") and Principal Global Investors, LLC (hereinafter called the "Adviser").

         WHEREAS, the Adviser has entered into a Subadvisory Agreement ("Sub-Advisory Agreement") with Principal Management Corporation, ("Client") relating to __________________________ (the "Fund"), pursuant to which the Adviser acts as investment adviser to the portfolio listed on Exhibit A (individually a "Portfolio" and collectively the "Portfolios").

         NOW, THEREFORE, in consideration of the premises and the mutual promises set forth, the Adviser and the Sub-Adviser agree as follows:

         1. (a) The Sub-Adviser shall, subject to the supervision of the Adviser, direct the investments of all or such portion of the Portfolio's assets as the Adviser shall designate in accordance with the investment objectives, policies and limitations as provided in the Portfolio's prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser or Sub-Adviser. The Sub-Adviser shall also furnish for the use of the Portfolios office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all personnel of the Sub-Adviser performing services for the Portfolio relating to research, statistical and investment activities. The Sub-Adviser is authorized, in its discretion and without prior consultation with the Portfolio or the Adviser, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Directors.

                  (b) The Sub-Adviser shall also furnish such reports, evaluations, information or analyses to the Fund and the Adviser as the Fund's Board of Directors or the Adviser may request from time to time or as the Sub-Adviser may deem to be desirable. The Sub-Adviser shall make recommendations to the Fund's Board of Directors with respect to Portfolio policies, and shall carry out such policies as are adopted by the Directors. The Sub-Adviser shall, subject to review by the Board of Directors, furnish such other services as the Sub-Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Agreement and which are not otherwise furnished by the Adviser.

                  (c) The Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's accounts with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Adviser or Sub-Adviser. The Sub-Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Sub-Adviser, Adviser or their affiliates exercise investment discretion. The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Adviser and its affiliates have with respect to accounts over which they exercise investment discretion.

         2. As compensation for the services to be furnished by the Sub-Adviser hereunder, the Adviser agrees to pay the Sub-Adviser a fee equal to ____________ in respect of that portion of the Portfolio's assets managed by the Sub-Adviser. Such fee shall not be reduced to reflect expense reimbursements or fee waivers by the Adviser, if any, in effect from time to time.
         3. It is understood that the Portfolio will pay all its expenses other than those expressly stated to be payable by the Sub-Adviser hereunder or by the Adviser under the Sub-Advisory Agreement.
         4. The Services of the Sub-Adviser to the Adviser are not to be deemed to be exclusive, the Sub-Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Adviser's ability to meet all of its obligations with respect to rendering investment advice hereunder. The Sub-Adviser shall for all purposes be an independent contractor and not an agent or employee of the Adviser or the Fund.
         5. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, the Sub-Adviser shall not be subject to liability to the Adviser, the Client, the Fund or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
         6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6 for Portfolio, this Agreement shall continue in force for one year, and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio.
                  (b) This Agreement may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretive release of, the Commission.
                  (c) In addition to the requirements of sub-paragraphs (a) and
(b) of this paragraph 6, the terms of any continuance or modification of the Agreement must have been approved by the vote of a majority of those Directors of the Fund who are not parties to such Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
                  (d) Either the Adviser, the Sub-Adviser or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Directors, or by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically upon the termination of the Sub-Advisory Agreement. This Agreement shall terminate automatically in the event of its assignment.
         7. The Sub-Adviser agrees that any obligations of the Fund or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Adviser seek satisfaction of any such obligation from the Directors or any individual Director.
         The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.
         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed in their behalf by their respective officers, duly authorized, all as of the date written above.

                                    PRINCIPAL GLOBAL INVESTORS, LLC

                                    By:_______________________________


                                    [NAME OF SUB-SUB-ADVISOR]

                                    By:_______________________________

                                                                     Appendix E

           ADDITIONAL INFORMATION ABOUT THE MANAGER, PRINCIPAL GLOBAL
               AND THE PROPOSED SUB-ADVISORS AND SUB-SUB-ADVISORS

     This Appendix contains additional information about the Manager, Principal Global and the proposed new sub-advisors or sub-sub-advisors for the Accounts, and should be read in conjunction with the Proposals, listed below.

      Account                   New Sub-Advisor/Sub-Sub-Advisor     Proposal
----------------------------------------------------------------------------

Growth Account                                CCI                      2A
Money Market Account                   Principal Global                2B
Bond Account                  Principal Global, Spectrum and Post 2C, 2D and 2E
Equity Income Account             Spectrum and Principal REI        2F and 2G
Real Estate Securities Account           Principal REI                 2H

Information About the Manager
         The Manager serves as the manager of each of the Accounts pursuant to a Management Agreement between the Manager and the Fund.
         The Manager was organized on January 10, 1969 and since that time has managed various mutual funds sponsored by Principal Life. At December 31, 2004, the mutual funds it manages had assets of approximately $16.6 billion. The address of the Manager and each of its parents is the Principal Financial Group, Des Moines, Iowa, 50392-2080.
         Under the Management Agreement, the Manager handles the business affairs of each of the Accounts and in that connection provides clerical, recordkeeping, and bookkeeping services and keeps the required financial and accounting records. In addition, the Manager performs the portfolio management function directly or arranges for it to be performed by a sub-advisor.
         Under the terms of the Management Agreement, the Manager is responsible for paying the expenses associated with the organization of each Account, including the expenses incurred in the initial registration of the Account with the SEC, compensation of personnel, officers and directors who are also affiliated with the Manager; and expenses and compensation associated with furnishing office space and all necessary office facilities and equipment and personnel necessary to perform the general corporate functions of the Fund with respect to each of the Accounts.
         The Manager is also responsible for providing portfolio accounting services and transfer agent services, including qualifying shares of the Accounts for sale in states and other jurisdictions, for each of the Accounts pursuant to additional agreements with the Accounts.
         The following table lists the principal executive officers and directors of the Manager, their positions with the Fund, if any, and their principal occupations. The address of each such person is the Principal Financial Group, Des Moines, Iowa 50392-2080.
    Name and Position
     with the Manager       Position with PIF         Principal Occupation
John E. Aschenbrenner      Director              Director, the Manager and
Director                                         Princor;  President, Insurance
                                                 and Financial Services,
                                                 Principal Financial Group, Inc.

Craig L. Bassett           Treasurer             Vice President and Treasurer,
Treasurer                                        Principal Financial Group, Inc.

Michael J. Beer            Executive Vice        Executive Vice President and
Executive Vice Persident   President and         Chief Operating Officer, the
                           Principal             Manager and Princor
                           Accounting Officer

David J. Brown             Chief Compliance      Vice President, Product &
Senior Vice President      Officer               Distribution Compliance,
                                                 Principal Financial Group, Inc;
                                                 Senior Vice President, the
                                                 Manager and Princor

Jill R. Brown              Vice President and    Vice President and Chief
Vice President and         Chief Financial       Financial Officer, the Manager
Chief Financial Officer    Officer               and Princor

Ralph C. Eucher            Director, Chief       Director, President and Chief
Director, President and    Executive Officer     Executive Officer, the Manager
Chief Executive Officer    and President         and Princor; Senior Vice
                           Officer and President President, Principal Financial
                                                 Group, Inc.

Arthur S. Filean           Senior Vice President Senior Vice President, the
Senior Vice President      and Secretary         Manager and Princor

Ernest H. Gillum           Vice President and    Vice President and Chief
Vice President and Chief   Assistant Secretary   Compliance Officer, the Manager
Compliance Officer

David W. Miles             Senior Vice President Senior Vice President, the
Senior Vice President -                          Manager and Princor; Second
Product Development                              Vice President, Principal
                                                 Financial Group, Inc.
Layne A. Rasmussen         Controller            Vice President and Controller -
Vice President and                               Mutual Funds, the Manager
Controller - Mutual Funds

Michael D. Roughton        Counsel               Vice President and Senior
Senior Vice President                            Securities Counsel, Principal
and Counsel                                      Financial Group, Inc.; Senior
                                                 Vice President and Counsel,
                                                 the Manager and Princor; and
                                                 Counsel,  Principal Global

James F. Sager             None                  Vice President, the Manager
Vice President                                   and Princor

Jean B. Schustek           Vice President and    Vice President, the
Vice President -           Assistant Secretary   Manager and Princor
Registered Products

Karen E. Shaff             None                  Executive vice President and
Director                                         General Counsel, Principal
                                                 Financial Group, Inc.

Larry D. Zimpleman         Director and          Chairman and Director, the
Director and Chairman of   Chairman of the Board Manager and Princor; President,
the Board                                        Retirement and Investor
                                                 Services, Principal Financial
                                                 Group, Inc.
Information About Principal Global
         As permitted by the Management Agreement, the Manager has delegated the day-to-day management of each of the Funds except the LargeCap Growth Equity and MidCap Growth Funds to Principal Global pursuant to sub-advisory agreements between the Manager and Principal Global with respect to each Fund. Principal Global is a wholly-owned subsidiary of Principal Life and an affiliate of the Manager. Principal Global manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. At December 31, 2004, Principal Global had assets under management of approximately $128 billion. The address of Principal Global an each of its parents is the Principal Financial Group, Des Moines, Iowa, 50392-2080.
         The following table lists the principal executive officers and directors of Principal Global, their positions with PIF, if any, and their principal occupations. The address of each such person is the Principal Financial Group, Des Moines, Iowa 50392-2080.

    Name and Position
   with Principal Global    Position with PIF         Principal Occupation
--------------------------------------------------------------------------
J. Barry Griswell          None                Chairman, President and Chief
Chairman                                       Executive Officer, Principal
                                               Financial Group, Inc.

David M. Blake             None                Director and Executive Director,
Director and Executive                         Principal Global
Director

Jerald L. Bogart           None                Director and Executive Director,
Director and Executive                         Principal Global
Director

Timothy M. Dunbar          None                Director and Executive Director,
Director and Executive                         Principal Global
Director

Patrick G. Halter          None                Director and Executive Director,
Director and Executive                         Principal Global
Director

Richard W. Hibbs           None                Executive Director, Principal
Executive Director                             Global

James P. McCaughan         None                Director and Chief Executive
Director and Chief                             Officer, Principal Global
Executive Officer

Michael A. Migro           None                Director, Chief Operating Officer
Director, Chief Operating                      and Chief Compliance Officer,
Officer and Chief                              Principal Global
Compliance Officer

Randall C. Mundt           None                Director and Executive Director,
Director and Executive                         Principal Global
Director

Karen E. Schaff            None                Executive Vice President and
Director, Executive Vice                       General Counsel, Principal
President and General                          Financial Group, Inc.
Counsel

Larry D. Zimpleman       Director, Chairman of Chairman and Director, the
Director                 the Board, Member of  Manager and Princor; President,
                         Executive Committee   Retirement and Investor
                                               Services, Principal Financial

Prior Approval of Management Agreement and Principal Global Sub-Advisory
Agreement
         The Board of Directors, including a majority of the Independent Directors, most recently approved the Management Agreement for each of the Accounts, and the Sub-Advisory Agreement with Principal Global for the each of the Bond and Equity Income Accounts, on September 13, 2004 in connection with the annual renewals thereof. The Management Agreement was last approved by shareholders of the Accounts on November 2, 1999.

Payments to the Manager and its Affiliates

         The Manager

         Management Agreement. During the fiscal year ended December 31, 2004, the Manager served as the investment manager to each of the 31 Accounts of the Fund then in existence. As compensation for its services, the Manager received fees from the Fund Accounts computed separately for each Account. For the fiscal year ended December 31, 2004, the Fund Accounts paid the Manager aggregate management fees of $20,810,381. The amount of the management fee paid to the Manager by each of the Accounts for such year, and the percentage of the annual net assets of the Account represented by such amount, are set forth under the Proposal relating to the sub-advisory or sub-sub-advisory agreements for the Account.
         Principal Global. During the fiscal year ended December 31, 2004, Principal Global served as the sub-advisor to numerous Fund Accounts in addition to certain of the Accounts. As compensation for its services, Principal Global received sub-advisory fees from the Manager computed separately for each such Fund Account. For the fiscal year ended December 31, 2004, the Manager paid Principal Global aggregate sub-advisory fees of $3,478,055 for all the Fund Accounts for which it served as sub-advisor. The amount of the sub-advisory fees paid to Principal Global for each Account for such year, and the percentage of the annual net assets of the Account represented by such amount, are set forth under the Proposal relating to the sub-advisory or sub-sub-advisory agreement for the Account.

Other Investment Companies Advised by the Proposed Sub-Advisors or Sub-Sub-Advisors

         Neither Principal Global nor Principal REI acts as advisor, sub-advisor or sub-sub-advisor to any registered investment company other than funds included in the Fund Complex.
         The following tables sets forth, to the extent applicable to a proposed sub-advisor or sub-sub-advisor (other than Principal Global and Principal REI) and with respect to the Account sub-advised, the names of the other registered investment companies, if any (and excluding other funds or Accounts which are managed by the Manager), for which it served as investment sub-advisor or sub-sub-advisor during all or part of each such investment company's last fiscal year and which have an investment objective similar to that of the Account, the net assets of the investment company as of its last fiscal year end and the annual rate of the sub-advisor's or sub-sub-advisor's compensation for its advisory services.
       CCI  --  Growth Account
                                              Net Assets          Annual Rate
Name of Investment Company              (last fiscal year end)  of Compensation
-------------------------------------------------------------------------------
Strategic Partners                             $52.8 million          0.40%
     -- Large Capitalization Growth Fund
Target Portfolio Trust                        $180.2 million          0.30%
     -- Large Capitalization  Growth Portfolio
Diversified Investors Portfolios              $210.2 million          0.40%
     -- Mid Cap Growth Portfolio

Affiliated Brokers
         During the fiscal year ended December 31, 2004, each of the brokers listed below may be deemed to have been an affiliated broker of the Accounts because it, or an affiliate, served as a sub-advisor to one or more of the Accounts or other funds in the Fund Complex.

--Goldman Sachs & Co. is an affiliate of Goldman Sachs Asset Management which acts as a sub-advisor for the Principal Partners Blue Chip Fund, Inc. and certain PIF Funds.

--J.P.Morgan Securities is an affiliate of J.P.Morgan Investment Management Inc. which acts as a sub-advisor for the SmallCap Value Account .

--Lehman Brothers, Inc. is an affiliate of Neuberger Berman LLC which acts as acts as a sub-advisor for the MidCap Value Account and the PIF Partners MidCap Value Fund.

--Morgan Stanley & Company is affiliated with Morgan Stanley Asset Management, which acts as sub-advisor for the Asset Allocation Account.

--Sanford C. Bernstein & Co., LLC is an affiliate of AllianceBernstein Investment Research and Management which sub-advises the LargeCap Value Account and the Principal Partners LargeCap Value Fund, Inc.

-- Spectrum Asset Management, Inc. is an affiliate of the Principal Global Investors which serves as sub-advisor for several Principal Mutual Funds, certain accounts of the Principal Variable Contracts Fund, Inc. and certain portfolios of the Principal Investors Fund. Spectrum Asset Management, Inc. serves as sub-advisor for one portfolio of the Principal Investors Fund.

--UBS Securities LLC is an affiliate of UBS Global AM which acts as sub-advisor to the SmallCap Growth Account, certain PIF Funds and Principal Partners SmallCap Growth Fund, Inc.

     Brokerage commissions paid by the Accounts to these affiliated brokers during the fiscal year ended December 31, 2004 were as follows:

                    Commissions Paid to Goldman Sachs & Co.
                                Total Dollar Amount     As Percentage of
Fund                              of  Commissions         Total Commissions
Growth Account                        $19,288.75                 6.54%
Equity  Income  Account               $ 4,083.45                 2.60%
Real Estate Securities Account        $ 8,510.65                 4.40%


                   Commissions Paid to J.P. Morgan Securities
                               Total Dollar Amount         As Percentage of
     Fund                        of Commissions            Total Commissions
---------                        -------------------------------------------
Growth Account                     $1,763.80                     0.60%
Equity Income Account              $4,142.14                     2.63%
Real Estate Securities Account     $1,520.00                     0.79%


                       Commissions Paid to Lehman Brothers
                               Total Dollar Amount         As Percentage of
     Fund                        of Commissions            Total Commissions
Growth Account                    $13,099.25                     4.44%
Equity Income Account             $13,508.93                     8.59%
Real Estate Securities Account    $21,221.31                    10.97%


                  Commissions Paid to Morgan Stanley & Company
                               Total Dollar Amount         As Percentage of
     Fund                        of Commissions            Total Commissions
Growth Account                     $5,448.25                     1.85%
Equity Income Account              $2,879.08                     1.83%
Real Estate Securities Account     $4,413.85                     2.28%


               Commissions Paid to Sanford C. Bernstein & Co., LLC
                               Total Dollar Amount         As Percentage of
     Fund                        of Commissions            Total Commissions
Growth Account                     $6,032.50                     2.04%
Equity Income Account                $152.00                     0.10%


                  Commissions Paid to Spectrum Asset Management
                               Total Dollar Amount         As Percentage of
     Fund                        of Commissions            Total Commissions
Equity Income Account              $4,145.11                     2.63%


                     Commissions Paid to UBS Securities LLC
                               Total Dollar Amount         As Percentage of
     Fund                        of Commissions            Total Commissions
---------                        -------------------------------------------
Growth Account                     $9,409.48                     3.19%
Equity Income Account             $19,368.62                    12.31%
Real Estate Securities Account    $13,425.65                     6.94%

                                                                   Appendix F

                  STATED INVESTMENT OBJECTIVES OF THE ACCOUNTS
         The stated investment objective of each of the Accounts is set forth in the following table:
Asset Allocation Account                  To seek to generate a total investment return consistent with preservation of capital

Balanced Account                          To seek to generate a total return consisting of current income and capital appreciation

Bond Account                              To seek as high a level of income as is consistent with preservation of capital and prudent investment risk

Capital Value Account                     To seek to provide long-term capital appreciation and secondarily growth of investment income

Equity Growth Account                     To seek to provide long-term capital appreciation by investing primarily in equity securities

Equity Income Account                     To seek to achieve high current income and long-term growth of income and capital

Equity Value Account                      To seek long-term growth of capital

Government Securities Account             To seek a high level of current income, liquidity and safety of principal

Growth                                    Account To seek long-term growth of
                                          capital through the purchase primarily
                                          of common stocks, but the Account may
                                          invest in other securities

International                             Account To seek long-term growth of
                                          capital by investing in a portfolio of
                                          equity securities of companies
                                          established outside of the U.S.

International                             Emerging Markets Account To seek
                                          long-term growth of capital by
                                          investing primarily in equity
                                          securities of issuers in emerging
                                          market countries

International                             SmallCap Account To seek long-term
                                          growth of capital by investing in a
                                          portfolio of equity securities of
                                          companies established outside of the
                                          U.S.

LargeCap Blend Account                    To seek long-term growth of capital

LargeCap Growth Equity Account            To seek to achieve long-term growth of capital

LargeCap Stock Index Account              To seek long-term growth of capital

LargeCap Value Account                    To seek long-term growth of capital

Limited Term Bond Account                 To seek to provide current income

MidCap Account                            To seek to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies

MidCap Growth Account                     To seek long-term growth of capital

MidCap Value Account                      To seek long-term growth of capital by investing primarily in equity securities of companies with value characteristics and market capitalizations in the $1 billion to $10 billion range

Money Market Account                      To seek to obtain as
                                          high a level of current income
                                          available from investments in
                                          short-term securities as is consistent
                                          with preservation of principal and
                                          maintenance of liquidity

Principal LifeTime 2010 Account           To seek a total return consisting of long-term
                                          growth of capital and current income

Principal LifeTime 2020 Account           To seek a total return consisting of long-term growth of capital and current income

Principal LifeTime 2030 Account           To seek a total return consisting of long-term
                                          growth of capital and current income

Principal LifeTime 2040 Account           To seek a total return consisting of long-term growth of capital and current income

Principal LifeTime 2050 Account           To seek a total return consisting of long-term
                                          growth of capital and current income

Principal LifeTime Strategic Income
Account                                   To seek high current income

Real Estate Securities Account            To seek to generate a
                                          total return by investing primarily in equity securities of companies principally engaged in the real estate industry

SmallCap Account                          To seek long-term growth of
                                          capital by investing primarily in
                                          equity securities of companies with
                                          comparatively small market
                                          capitalizations

SmallCap Growth Account                   To seek long-term growth of capital

SmallCap Value Account                    To seek long-term growth of capital

                                                                     Appendix G
                  PROPOSED FUNDAMENTAL INVESTMENT RESTRICTIONS
                                 OF THE ACCOUNTS
         If shareholders of the Accounts voting on the proposals included under Proposal 6 above approve all the proposed changes to the fundamental investment restrictions applicable to those Accounts, then all the Accounts of the Fund will have the same fundamental investment restrictions. These uniform fundamental investment restrictions for each Account would be the following


Subject of Restriction      Fundamental Investment Restriction

Senior Securities:          The Account may not issue any senior securities as
                            defined in the 1940 Act. Purchasing and selling
                            securities and futures contracts and options thereon
                            and borrowing money in accordance with restrictions
                            described below do not involve the issuance of a
                            senior security.

Borrowing:                  The Account may not borrow money, except as
                            permitted under the Investment Company Act of 1940,
                            as amended, and as interpreted, modified or
                            otherwise permitted by regulatory authority having
                            jurisdiction, from time to time.

Underwriting Securities     The Account may not act as an underwriter of
of another Issuer:          securities, except to the extent that the Account
                            may be deemed to be an underwriter in connection with
                            the sale of securities held in its portfolio.

Concentration of            The Account may not concentrate its investments in
Investments:                any particular industry, except that the Account may
                            invest up to 25% of the value of its total assets in
                            a single industry, provided that, when the Account
                            has adopted a temporary defensive posture, there shall
                            be no limitation on the purchase of obligations issued
                            or guaranteed by the U.S. government or its
                            agencies or instrumentalities.  This restriction
                            does not apply to the Real Estate Securities Account.

Purchases or Sales of       The Account may not invest in real estate, although
Real Estate:                it may invest in securities that are secured by real
                            estate and securities of issuers that invest or deal
                            in real estate.

Purchases or Sales of       The Account may not invest in physical commodities
Commodities:                or commodity contracts (other than foreign currencies),
                            but it may purchase and sell financial futures
                            contracts, options on such contracts, swaps and
                            securities backed by physical commodities.

Making of Loans:            The Account may not make loans, except
                            that the Account may a) purchase and hold debt
                            obligations in accordance with its investment
                            objectives and policies; b) enter into repurchase
                            agreements; and c) lend its portfolio securities
                            without limitation against collateral (consisting of
                            cash or liquid assets) equal at all times to not
                            less than 100% of the value of the securities
                            loaned. This limit does not apply to purchases of
                            debt securities or commercial paper.

Short Sales:                The Account may not sell securities short
                            (except where the Account holds or has the right to
                            obtain at no added cost a long position in the
                            securities sold that equals or exceeds the
                            securities sold short).

Diversification:            The Account may not invest more than 5% of its total
                            assets in the securities of any one issuer (other
                            than obligations issued or guaranteed by the U.S.
                            Government or its agencies or instrumentalities) or
                            purchase more than 10% of the outstanding voting
                            securities of any one issuer, except that this
                            limitation shall apply only with respect to 75% of
                            the total assets of the Account.

                            VOTING INSTRUCTIONS FORM

                  SPECIAL MEETING OF SHAREHOLDERS MAY 26, 2005

                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.


FUND NAME PRINTS HERE

Voting pursuant to these instructions will be as you specify. A separate voting instruction form is provided for each Account of Principal Variable Contracts fund, Inc. (the "Fund") in which your contract values were invested as of March 31, 2005. Please sign, date, and return all voting instruction forms received in the enclosed postage-paid envelope. VOTING INSTRUCTIONS MUST BE RECEIVED BY MAY 25, 2005 TO BE VOTED AT THE MAY 26, 2005 MEETING.

THESE VOTING INSTRUCTIONS ARE SOLICITED BY PRINCIPAL LIFE INSURANCE COMPANY IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS OF THE FUND.

The undersigned hereby instructs Principal Life Insurance Company to vote the shares of the Fund Account attributable to his or her variable annuity or variable life contract at the Special Meeting of Shareholders of the Fund to be held on May 26, 2005 at 10:00 a.m. CDT, and any adjournments thereof, as indicated below and in its discretion upon such other matters as may properly come before the Meeting.

Check the appropriate boxes on the reverse of this form, date this form and sign below exactly as our name appears. If you complete, sign and return the form, Principal Life Insurance Company will vote as you have instructed. If you simply sign and return the form, it will be voted FOR electing all nominees as Directors and FOR the other proposals. If your instructions are not received, votes will be case in proportion to the instructions received from all contractowners with a voting interest in the Account.

                                              Date: __________________, 2005

                                     THIS VOTING INSTRUCTIONS FORM IS VALID ONLY
                                             WHEN SIGNED AND DATED



                                      Signature   (PLEASE SIGN WITHIN BOX)
                                      NOTE: Please sign exactly as your
                                      name appears on this card. If shares
                                      are held jointly, either party may
                                      sign. When Signing as executor,
                                      administrator, attorney, trustee or
                                      guardian or as custodian for a minor,
                                      please give full title as such. If a
                                      corporation, please sign in full
                                      corporate name and indicate the
                                      signer's office. If a partnership,
                                      sign in the partnership name.


Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.

Proposals

------ ----------------------------------------------------------------------------------- ------- ------------- ------------- -----
1.     Election of Board of Directors (All Accounts)                                       FOR        WITHHOLD     FOR ALL
       (01) Elizabeth Ballantine    (04) Mark A. Grimmett     (07) John E. Aschenbrenner   ALL           ALL        EXCEPT
       (02) James D. Davis           (05) William C. Kimball    (08) Ralph C. Eucher       [  ]          [ ]         [ ]       1.
       (03) Richard W. Gilbert     (06) Barbara A. Lukavsky  (09) Larry D. Zimpleman
       To withhold authority to vote for any nominee(s), mark box "For All Except" and write number of nominee(s) on the line below.
------ ----------------------------------------------------------------------------------- ------- ------------- ------------- -----
------ ----------------------------------------------------------------------------------- ------- ------------- ------------- -----
                                                                                           FOR     AGAINST       ABSTAIN
------ ----------------------------------------------------------------------------------- ------- ------------- ------------- -----
------ ----------------------------------------------------------------------------------- ------- ------------- ------------- -----
2.     Approval of a Sub-Advisory or Sub-Sub-Advisory Agreement: 2A. With
       Columbus Circle Investors as sub-advisor for the Growth Account
       (applies only to the Growth Account).                                               [  ]    [  ]          [  ]          2A.
       2B.  With Principal Global Investors, LLC as sub-advisor for the Money Market
       Account  (applies only to the Money Market Account).                                [  ]    [  ]          [  ]          2B.
       2C.  With Principal Global Investors, LLC as sub-advisor for the Bond Account
       (applies only to the Bond Account).                                                 [  ]    [  ]          [  ]          2C.
       2D.  With Spectrum Asset Management, Inc. as a sub-sub-advisor for the Bond
       Account (applies only to the Bond Account).                                         [  ]    [  ]          [  ]          2D.
       2E.  With Post Advisory Group, LLC as a sub-sub-advisor for the Bond Account
       (applies only to the Bond Account).                                                 [  ]    [  ]          [  ]          2E.
       2F.  With Spectrum Asset Management, Inc. as a sub-sub-advisor for the Equity
       Income Account (applies only to the Equity Income Account).                         [  ]    [  ]          [  ]          2F.
       2G.  With Principal Real Estate Investors, LLC as a sub-sub-advisor for Equity
       Income Account (applies only to the Equity Income Account).                         [  ]    [  ]          [  ]          2G.
       2H. With Principal Real Estate Investors, LLC as sub-advisor for the Real Estate    [  ]    [  ]          [  ]          2H.
       Securities Account (applies only to the Real Estate Securities Account).

------ ----------------------------------------------------------------------------------- ------- ------------- ------------- -----
------ ----------------------------------------------------------------------------------- ------- ------------- ------------- -----
3.     Approval of reclassifying the investment objective of each Account as a             [  ]    [  ]          [  ]          3.
       "non-fundamental policy" which may be changed without shareholder approval (all
       Accounts).
------ ----------------------------------------------------------------------------------- ------- ------------- ------------- -----
------ ----------------------------------------------------------------------------------- ------- ------------- ------------- -----
4.     Approval of Amendments to the Fund's Articles of Incorporation to
       authorize the Board of Directors, without shareholder approval, to:
       4A.  Approve combinations of Accounts (all Accounts);                               [  ]    [  ]          [  ]          4A.
       4B.  Liquidate the assets attributable to an Account or a class of shares and
       terminate the Account or class of shares (all Accounts); and                        [  ]    [  ]          [  ]          4B.
       4C.  Designate a class of shares of an Account as a separate Account (all
       Accounts),
       all for purposes of facilitating future combinations of Accounts that the Board     [  ]    [  ]          [  ]          4C.
       of Directors determines are in the best interests of the affected shareholders.
------ ----------------------------------------------------------------------------------- ------- ------------- ------------- -----
------ ----------------------------------------------------------------------------------- ------- ------------- ------------- -----
5. Approval of a proposal to permit Principal Management Corporation (the
"Manager")
       to select and contract with sub-advisors for certain Accounts after approval by     [  ]    [  ]          [  ]          5.
       the Board of Directors but without obtaining shareholder approval (applies only to International Emerging Markets, Principal LifeTime 2010, Principal LifeTime
       2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050
       and Principal LifeTime Strategic Income Accounts).

------ ----------------------------------------------------------------------------------- ------- ------------- ------------- -----
------ ----------------------------------------------------------------------------------- ------- ------------- ------------- -----
6.     Approval of changes to the fundamental investment restrictions of the
       Accounts with respect to:

       6A.      Issuing senior securities (applies only to the Capital Value, Government   [  ]    [  ]          [  ]          6A.
       Securities and Money Market Accounts);

       6B. Borrowing (applies only to the Asset Allocation, Balanced, Bond,
       Capital Value, Equity Growth, Equity Income, Equity Value, Government
       Securities, Growth, International, International Emerging Markets,
       International SmallCap, LargeCap Blend, LargeCap Growth Equity, LargeCap
       Stock Index, LargeCap Value, Limited Term Bond, MidCap, MidCap Growth,
       MidCap Value, Money Market, Principal LifeTime 2010, Principal LifeTime
       2020, Principal LifeTime 2030, Principal LifeTime 2040,
       Principal LifeTime 2050, Principal LifeTime Strategic Income, Real Estate           [  ]    [  ]          [  ]          6B.
       Securities, SmallCap, SmallCap Growth and SmallCap Value Accounts);

       6C. Underwriting securities of another issuer (applies only to the
       Capital Value, Government Securities, Money Market, Principal LifeTime
       2010, Principal
       LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal          [  ]    [  ]          [  ]          6C.
       LifeTime 2050, Principal LifeTime Strategic Income);

       6D. Concentration of investments (applies only to the Asset Allocation,
       Balanced, Bond, Capital Value, Equity Growth, Equity Income, Government
       Securities, Growth, International, International SmallCap, Limited Term
       Bond, MidCap, MidCap Growth, Money Market, Principal LifeTime 2010,
       Principal LifeTime
       2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050,    [  ]    [  ]          [  ]          6D.
       Principal LifeTime Strategic Income, Real Estate Securities, SmallCap, SmallCap
       Growth and SmallCap Value Accounts);

       6E. Purchases or sales of real estate (applies only to the Capital Value,
       Government Securities, Money Market, Principal LifeTime 2010, Principal LifeTime    [  ]    [  ]          [  ]          6E.
       2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050
       and Principal LifeTime Strategic Income Accounts);

       6F. Purchases or sales of commodities (applies only to the Asset
       Allocation, Balanced, Bond, Capital Value, Equity Growth, Equity Income,
       Government Securities, Growth, International, International SmallCap,
       Limited Term Bond,
       MidCap, MidCap Growth, Money Market, Principal LifeTime 2010, Principal LifeTime    [  ]    [  ]          [  ]          6F.
       2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050,
       Principal LifeTime Strategic Income, Real Estate Securities, SmallCap, SmallCap
       Growth and SmallCap Value Accounts);

       6G. Making of loans (applies only to the Asset Allocation, Balanced,
       Bond, Capital Value, Equity Growth, Equity Income, Government Securities,
       Growth, International, International Emerging Markets, International
       SmallCap, LargeCap
       Blend, LargeCap Growth Equity, LargeCap Stock Index, LargeCap Value, Limited Term   [  ]    [  ]          [  ]          6G.
       Bond, MidCap, MidCap Growth, MidCap Value, Money Market, Principal LifeTime 2010,
       Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime
       2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, Real
       Estate Securities, SmallCap, SmallCap Growth and SmallCap Value
       Accounts);
                                                                                           [  ]    [  ]          [  ]          6H.
       6H. Short sales (applies only to the Government Securities, Principal
       LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030,
       Principal LifeTime 2040,
       Principal LifeTime 2050 and Principal LifeTime Strategic Income Accounts);          [  ]    [  ]          [  ]          6I.

       6I. Diversification (applies only to the Government Securities, Money
       Market, Principal LifeTime 2010, Principal LifeTime 2020, Principal
       LifeTime 2030,
       Principal LifeTime 2040, Principal LifeTime 2050 and Principal LifeTime Strategic   [  ]    [  ]          [  ]          6J.
       Income Accounts);

       6J. Elimination of unnecessary restrictions (applies only to the Asset
       Allocation, Balanced, Bond, Capital Value, Equity Growth, Government Securities,    [  ]    [  ]          [  ]          6K1.
       Growth, International, Limited Term Bond, MidCap and Money Market Accounts); and

       6K.   Changing certain fundamental restrictions to non-fundamental restrictions [ ] [ ] [ ] 6K2. 6K1. Investing in companies for purposes of exercising control or
       management (Capital        Value, Government Securities and Money Market Accounts)

             6K2. Investing more than 20% of total assets in securities of foreign issuers (Capital Value Account)

------ ----------------------------------------------------------------------------------- ------- ------------- ------------- -----



                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.